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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08257

GE INSTITUTIONAL FUNDS

(Exact name of registrant as specified in charter)

3001, SUMMER STREET, STAMFORD, CONNECTICUT, 06905

(Address of principal executive offices) (Zip code)

GE ASSET MANAGEMENT, 3001, SUMMER STREET, STAMFORD, CONNECTICUT, 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 203-326-4099

Date of fiscal year end: 09/30

Date of reporting period: 03/31/11

ITEM 1.	REPORTS TO STOCKHOLDERS

GE Institutional Funds

Letter from the President

Michael J. Cosgrove Chairman,

GE Institutional Funds

Dear Shareholder:

Attached is the semi-annual report for GE Institutional Funds for the six-month period ended March 31, 2011. The report contains information about the performance of each GE Institutional Fund and other Fund-specific data along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

Market Overview

Global equity markets moved higher over the six-month period ended March 31, 2011, despite geopolitical tensions in the Middle East and North Africa, surging commodity prices and a devastating earthquake in Japan as well as ongoing concerns about unresolved sovereign debt issues in peripheral Europe and elevated inflation in emerging markets. However, strong corporate earnings and economic data, as well as increased M&A activity provided support to equity prices. In contrast, U.S. credit market performance was more mixed over the six-month period as improving sentiment for economic growth and for riskier assets sent Treasury prices lower and yields higher. Global economic data remained strong over the period, with purchasing managers indices (PMI) still expanding both in the U.S. and abroad. Inflation remained subdued in the developed markets and central banks kept rates close to or at historical lows.

Financial markets posted mainly positive results for the six- and 12-month periods ended March 31, 2011, as the global recovery continued to gain traction.

Total Returns (%) as of March 31, 2011	6-month	12-month

U.S. equities (S&P 500 Index)	17.3	15.7

Global equities (MSCI World Index)	14.2	13.5

International equities (MSCI EAFE Index)	10.2	10.4

Small-cap U.S. equities (Russell 2000 Index)	25.5	25.8

Mid-cap U.S. equities (Russell Mid Cap Index)	21.7	24.3

U.S. fixed income (Barclays Capital U.S. Aggregate Bond Index)	(0.9)	5.1

U.S. short-term government fixed income (Barclays Capital 1-3 Year U.S. Government Bond Index)	(0.1)	1.7

Outlook

We believe that current economic data point to continued strength in the global economy and that company earnings should remain strong in the near term. Very low interest rates in developed markets could continue to strengthen company balance sheets and also be supportive of risk assets. Our key metrics support the equity valuations, particularly for large cap equities, and we believe they are supportive of further appreciation. In contrast, returns in fixed income could be modest as absolute yields on both government bonds and credit remain historically low.

A number of possible risks remain and could act as a headwind to future growth in corporate earnings and equity gains. Perhaps the most prominent risk in our view is the sharp rise in the price of oil, which historically has preceded recessions. Continued turmoil in the Middle East and North Africa could keep oil prices at elevated levels, not to mention increased demand from a strengthening global economy and doubts about the long-term viability of nuclear power. Should this occur, it could lead to demand destruction and also pressure companies’ margins. A second risk is the ongoing sovereign debt crisis in Europe and the friction that could result as countries in the South are forced to stick to austerity measures while other countries in the North have to foot the bill for any bailouts. Austerity measures also bear watching in the U.S. as Federal and State governments work to address deficits and reign in runaway spending that could impact long-term financial stability. The Federal Reserve’s monetary policies, particularly a decision to raise rates earlier than anticipated by the market, could also impact equity markets. Finally, China has been methodically raising bank reserves and interest rates in order to withdraw the stimulus and bank lending that has pushed up property prices and resulted in above trend inflation. While the list of potential risks remains long, our outlook on the global economy remains constructive.

Thank you for investing with GE Institutional Funds.

Sincerely,

Michael J. Cosgrove

Chairman, GE Institutional Funds

April 2011

This does not constitute a part of the Funds’ Shareholder Report

GE Institutional Funds

Letter from the President (Continued)

Mike Cosgrove is President and Chief Executive Officer – Mutual Funds and Intermediary Business at GE Asset Management. He is also Chairman of the Board and President of GE Institutional Funds and GE Investments Funds, Inc. Mr. Cosgrove serves as a Trustee of the GE Savings & Security Funds, the GE Foundation, and General Electric Pension Trust. He also serves on the Board of Directors of the Skin Cancer Foundation and is a trustee of Fordham University. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer – GE Company, Mr. Cosgrove joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and the GE Trading Company. He received a BS in Economics from Fordham University and an MBA from St. John’s University.

This does not constitute a part of the Funds’ Shareholder Report

GE Institutional Funds

Semi-Annual Report

March 31, 2011

GE Institutional Funds

Financial Information

This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus.

Notes to Performance	March 31, 2011 (unaudited)

The information on the following performance pages relates to the GE Institutional Funds (the “Funds”), individually the “Fund”.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large- cap stock U.S. market performance. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000® Index comprises the 3,000 largest U.S.-domiciled companies. The MSCI® EAFE® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The index is designed to represent performance of the U.S. investment-grade fixed-rate bond market.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying open end (“OE”) funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The S&P 500® Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500® Index Fund to track general stock market performance.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management’s presentation thereof.

The views, expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., member of FINRA, is the principal underwriter and distributor of the GE Institutional Funds and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Funds.

U.S. Equity Fund	(unaudited)

David B. Carlson

Chief Investment Officer

Stephen V. Gelhaus

Vice President

Thomas R. Lincoln

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The U.S. Equity Fund is managed by a team of portfolio managers that includes David B. Carlson, Stephen V. Gelhaus, Thomas R. Lincoln and Paul C. Reinhardt. Each of the foregoing portfolio managers manages (or co-manages) one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub- portfolio. The weightings to each sub-portfolio in the Fund, which can be changed at any time but generally remain stable for 18 to 24 months, are driven by the objective of keeping the Fund “style neutral” such that it combines growth and value investment management styles and does not tend to favor either style. See portfolio managers’ biographical information beginning on page 134.

Q.	How did the GE Institutional U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended March 31, 2011?

A.

For the six-month period ended March 31, 2011, the GE Institutional U.S. Equity Fund returned 17.03% for the Investment Class shares and 16.89% for the Service Class shares. The Fund’s benchmark, the S&P 500® Index (S&P 500 Index) returned 17.31% and the Fund’s Morningstar peer group of 1,774 US OE Large Growth funds returned an average of 17.80% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	U.S. stocks rose sharply during the period, against a backdrop of improving economic and employment data, the prospect of business-friendly policies based on Republican legislature gains in the mid-term elections, a pick-up in M&A activity, and generally strong corporate profit growth. Fundamentals seemed to matter more as stocks rose despite several significant concerns, including rising inflation, a re-emerging European sovereign debt crisis, political unrest — with varying degrees of violence — in the Middle East and North Africa and Japan’s massive earthquake and aftermath.

Sectors levered to rising commodity costs led the U.S. markets higher, notably energy and materials. The industrials sector was also up over 20% as economic activity accelerated. Lagging S&P 500 sectors included the more defensive telecommunications, consumer staples, health care and utilities sectors — and technology lagged some of the more cyclical sectors. Smaller capitalization stocks generally outperformed large cap stocks, as has been historically the case in the early stages of an economic recovery. We believe high quality companies (strong balance sheets, managements, industry leadership and free cash flow generation) lagged lower quality companies as many investors embraced risk and generally improving economic indicators during the six months.

Q.	What stocks and sectors significantly affected the Fund’s performance?

A.

The greatest contributor to Fund performance was strong stock selection within the materials sector, followed by a beneficial underweight in the lagging utilities sector. In industrials, Allegheny Technologies (+47%) exhibited strength in its key global markets and increasing demand for light specialty alloys from the aerospace industry. The same aerospace momentum benefited Honeywell (+38%) within industrials. Improving fundamentals bolstered agricultural biotechnology innovator, Monsanto (+52%). In our view, the company has successfully restructured its Roundup herbicide business after a difficult period colored by headwinds from generic competitors. Within energy, Schlumberger (+52%) and Suncor (+38%) rallied along with the price of oil. With strong global demand emerging for oilfield services, estimates for

(unaudited)

Schlumberger’s future earnings power rose during the period. Unfortunately, the Fund’s underweight in the energy sector pared the contribution from these stocks, and energy ended up detracting slightly from performance.

The Fund’s telecommunications, consumer discretionary and information technology holdings also weighed on returns. NII Holdings (+1%) drove relative underperformance in telecommunications, as the company swooned on generalized emerging market concerns stemming from the Middle East/North Africa, although it has no business in these regions. A pullback in Target (-6%) drove weakness in consumer discretionary on disappointing holiday sales and retail trends. In technology, there continued to be a divergence in performance between the larger-cap, less cyclical companies and smaller, more economically-sensitive firms. Cisco fell 21% because of disappointing news of a slowdown in product demand from the public sector and Europe. Visa (-0.5%) and Microsoft (+5%) were two other large technology companies which weighed on returns. PepsiCo (-2%) faced margin pressure from rising commodity costs as well as increased spending on their emerging markets businesses.

Q.	Were there any significant changes in the Fund during the period?

A.	No. Our process remained consistent as we continued to seek large cap, high quality companies that we felt had the potential to grow market share during a slow, gradual recovery. We continued to emphasize companies with strong balance sheets and earnings stability, over more cyclical or leveraged opportunities. Our relative positioning stayed virtually consistent, except that we closed our underweighting within telecommunications. By the end of the period we had a modest overweight in telecommunications. On the margin, we added to our overweight in materials by adding to Allegheny Technologies and Monsanto, and increased our exposure to health care with new positions in Teva Pharmaceuticals and HCA Holdings. At March 31, 2011, the Fund’s largest overweights were in technology, materials and health care and the largest underweights were in consumer staples, consumer discretionary, and industrials (although we increased our exposure to industrials by initiating positions in General Dynamics and Siemens AG and adding to Cooper Industries).

In our view, valuations for many companies remain attractive. As the slow growth recovery continues, we believe that market share winners with strong balance sheets and management teams can survive, and have the potential to outperform. Amid changing market conditions in the past year, we have maintained our time-tested bottom-up stock selection approach with focus on a long-term investment horizon.

U.S. Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

October 01, 2010 - March 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,170.31	1.95
Service Class	1,000.00	1,168.89	3.30
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,022.87	1.82
Service Class	1,000.00	1,021.65	3.07

*	Expenses are equal to the Fund’s annualized expense ratio of 0.36% for Investment Class Shares and 0.61% for Service Class Shares (for the period October 01, 2010 - March 31, 2011), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended March 31, 2011 were as follows: 17.03% for Investment Class shares, and 16.89% for Service Class shares. Past performance does not guarantee future results.

U.S. Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.

Morningstar Performance Comparison

Large Growth Peer Group

Based on average annual returns for periods ended 03/31/11

	Six months**	One Year	Five Year	Ten Year
Number of funds in peer group	1,774	1,751	1,602	1,304
Peer group average annual total return†	17.80%	16.66%	2.58%	2.07%

Morningstar Category in peer group : Large Growth

†	Morningstar performance comparisons are based on average annual total returns for the six months**, one year, five year and ten year periods indicated in the US OE Large Growth peer group consisting of 1,774, 1,751, 1,602 and 1,304 underlying funds, respectively.

Top Ten Largest Holdings as of March 31, 2011

as a % of Fair Value(b)(c)

Schlumberger Ltd.	2.92%
Apple Inc.	2.84%
Microsoft Corp.	2.75%
QUALCOMM Inc.	2.53%
JPMorgan Chase & Co.	2.48%
PepsiCo Inc.	2.29%
Gilead Sciences Inc.	2.14%
Allegheny Technologies Inc.	2.00%
Covidien PLC	2.00%
Exxon Mobil Corp.	1.83%

Sector Allocation as of March 31, 2011

Portfolio Composition as a % of the Fair Value of $624,184 (in thousands) as of March 31, 2011(b)(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return for the Periods Ended March 31, 2011

Investment Class Shares (Inception date: 11/25/97)
	Six Months**	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
U.S. Equity Fund	17.03%	11.51%	3.69%	3.37%	$13,928
S&P 500 Index	17.31%	15.65%	2.63%	3.29%	$13,826

Service Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2011

Service Class Shares (Inception date: 1/3/01)

	Six Months**	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
U.S. Equity Fund	16.89%	11.26%	3.58%	3.18%	$13,681
S&P 500 Index	17.31%	15.65%	2.63%	3.29%	$13,826

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair value basis is inclusive of Short-Term Investment in the GE Institutional Money Market Fund.

*	Less than 0.05%

**	Total returns for the six month period ended March 31, 2011 are not annualized.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

U.S. Equity Fund

Schedule of Investments	March 31, 2011 (unaudited)

U.S. Equity Fund

	Number of Shares	Fair Value
Common Stock — 94.8%†

Advertising — 1.5%

Omnicom Group Inc.	193,680	$9,501,941

Aerospace & Defense — 4.1%

CAE Inc.	263,585	3,490,079
General Dynamics Corp.	22,055	1,688,531
Hexcel Corp.	86,486	1,702,909	(a)
Honeywell International Inc.	170,793	10,198,050
Rockwell Collins Inc.	87,800	5,692,074
United Technologies Corp.	35,875	3,036,819
		25,808,462

Agricultural Products — 0.6%

Archer-Daniels-Midland Co.	96,509	3,475,289

Air Freight & Logistics — 0.4%

FedEx Corp.	24,061	2,250,907

Asset Management & Custody Banks — 3.8%

Ameriprise Financial Inc.	62,825	3,837,351
Invesco Ltd.	239,130	6,112,163
State Street Corp.	232,612	10,453,583	(e)
The Bank of New York Mellon Corp.	108,954	3,254,456
		23,657,553

Automotive Retail — 0.1%

O’Reilly Automotive Inc.	13,161	756,231	(a)

Biotechnology — 3.9%

Amgen Inc.	198,805	10,626,127	(a,h)
Gilead Sciences Inc.	314,416	13,343,815	(a)
		23,969,942

Cable & Satellite — 1.2%

DIRECTV	93,394	4,370,839	(a)
Liberty Global Inc.	67,448	2,697,246	(a)
Sirius XM Radio Inc.	133,670	221,892	(a)
		7,289,977

Coal & Consumable Fuels — 0.9%

Peabody Energy Corp.	77,187	5,554,377

Communications Equipment — 4.0%

Cisco Systems Inc.	528,741	9,067,908	(h)
QUALCOMM Inc.	288,466	15,816,591
		24,884,499

Computer Hardware — 3.1%

Apple Inc.	50,809	17,704,396	(a,h)
Hewlett-Packard Co.	45,397	1,859,915
		19,564,311

	Number of Shares	Fair Value

Construction & Farm Machinery & Heavy Trucks — 0.5%

Cummins Inc.	7,119	$780,385
Deere & Co.	26,734	2,590,257
		3,370,642

Consumer Finance — 0.6%

American Express Co.	45,447	2,054,204
Capital One Financial Corp.	35,600	1,849,776
		3,903,980

Data Processing & Outsourced Services — 2.9%

The Western Union Co.	484,373	10,060,427
Visa Inc.	104,580	7,699,180
		17,759,607

Department Stores — 0.2%

Macy’s Inc.	56,810	1,378,211

Diversified Financial Services — 5.2%

Bank of America Corp.	508,227	6,774,666
Citigroup Inc.	599,825	2,651,226	(a)
JPMorgan Chase & Co.	335,469	15,465,121
US BanCorp	38,912	1,028,444
Wells Fargo & Co.	212,583	6,738,881
		32,658,338

Diversified Metals & Mining — 0.4%

Freeport-McMoRan Copper & Gold Inc.	41,417	2,300,714

Drug Retail — 0.2%

CVS Caremark Corp.	26,734	917,511

Electric Utilities — 0.9%

ITC Holdings Corp.	15,118	1,056,748
NextEra Energy Inc.	50,125	2,762,890
Northeast Utilities	60,310	2,086,726
		5,906,364

Electrical Components & Equipment — 0.5%

Cooper Industries PLC	48,450	3,144,405

Electronic Components — 0.3%

Corning Inc.	84,309	1,739,295

Fertilizers & Agricultural Chemicals — 1.5%

Monsanto Co.	100,027	7,227,951
Potash Corporation of Saskatchewan Inc.	40,101	2,363,152
		9,591,103

General Merchandise Stores — 1.5%

Target Corp.	189,246	9,464,192

Gold — 0.2%

Barrick Gold Corp.	26,734	1,387,762

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Equity Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Healthcare Distributors — 0.2%

Cardinal Health Inc.	30,076	$1,237,026

Healthcare Equipment — 2.4%

Covidien PLC	239,854	12,458,017
ResMed Inc.	92,154	2,764,620	(a)
		15,222,637

Healthcare Facilities — 0.2%

HCA Holdings Inc.	37,424	1,267,551	(a)

Healthcare Services — 1.8%

Express Scripts Inc.	154,094	8,569,167	(a)
Omnicare Inc.	86,886	2,605,711
		11,174,878

Home Furnishing Retail — 0.0%*

Bed Bath & Beyond Inc.	5,347	258,100	(a)

Home Improvement Retail — 1.2%

Lowe’s Companies Inc.	275,398	7,278,769

Home Building — 0.1%

MDC Holdings Inc.	16,358	414,675

Hotels, Resorts & Cruise Lines — 0.3%

Carnival Corp.	47,918	1,838,134

Household Products — 1.9%

Clorox Co.	55,472	3,886,923
The Procter & Gamble Co.	132,409	8,156,394
		12,043,317

Independent Power Producers & Energy Traders — 0.6%

Calpine Corp.	80,201	1,272,790	(a)
The AES Corp.	190,803	2,480,439	(a)
		3,753,229

Industrial Conglomerates — 0.1%

Siemens AG ADR	6,046	830,358

Industrial Gases — 1.2%

Praxair Inc.	72,447	7,360,615

Industrial Machinery — 0.1%

Eaton Corp.	9,080	503,395

Integrated Oil & Gas — 5.8%

Chevron Corp.	68,840	7,395,481
Exxon Mobil Corp.	136,134	11,452,953	(h)
Hess Corp.	25,334	2,158,710
Marathon Oil Corp.	36,759	1,959,622
Occidental Petroleum Corp.	22,901	2,392,925
Suncor Energy Inc.	233,276	10,460,096
		35,819,787

	Number of Shares	Fair Value

Integrated Telecommunication Services — 1.1%

AT&T Inc.	120,303	$3,681,272
Verizon Communications Inc.	84,309	3,249,269
		6,930,541

Internet Retail — 0.3%

Amazon.com Inc.	11,083	1,996,381	(a)

Internet Software & Services — 3.0%

Baidu Inc. ADR	74,239	10,230,877	(a)
Equinix Inc.	34,209	3,116,440	(a)
Google Inc.	9,520	5,580,719	(a)
		18,928,036

Investment Banking & Brokerage — 2.1%

Morgan Stanley	71,339	1,948,981
The Goldman Sachs Group Inc.	70,664	11,198,124
		13,147,105

IT Consulting & Other Services — 1.6%

International Business Machines Corp.	60,521	9,869,159

Life & Health Insurance — 1.5%

MetLife Inc.	46,046	2,059,638
Principal Financial Group Inc.	51,464	1,652,509
Prudential Financial Inc.	93,320	5,746,646
		9,458,793

Life Sciences Tools & Services — 1.1%

Life Technologies Corp.	30,439	1,595,612	(a)
PerkinElmer Inc.	24,435	641,907
Thermo Fisher Scientific Inc.	76,752	4,263,574	(a)
		6,501,093

Movies & Entertainment — 2.1%

News Corp.	199,749	3,507,592
The Walt Disney Co.	78,864	3,398,250
Time Warner Inc.	169,916	6,066,001
		12,971,843

Multi-Line Insurance — 0.3%

Hartford Financial Services Group Inc.	73,322	1,974,561

Multi-Utilities — 0.5%

Dominion Resources Inc.	69,508	3,107,008

Oil & Gas Equipment & Services — 3.6%

Halliburton Co.	40,769	2,031,927
National Oilwell Varco Inc.	28,232	2,237,951
Schlumberger Ltd.	195,607	18,242,309
		22,512,187

Oil & Gas Exploration & Production — 1.9%

Apache Corp.	61,469	8,047,521
Devon Energy Corp.	13,367	1,226,690
Southwestern Energy Co.	53,095	2,281,492	(a)
		11,555,703

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Equity Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Oil & Gas Storage & Transportation — 0.7%

El Paso Corp.	198,525	$3,573,450
Spectra Energy Corp.	38,764	1,053,606
		4,627,056

Packaged Foods & Meats — 1.4%

ConAgra Foods Inc.	53,464	1,269,770
Kraft Foods Inc.	211,216	6,623,734
McCormick & Company Inc.	3,071	146,886
Nestle S.A. ADR	13,367	768,335
		8,808,725

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	139,930	3,698,350
Hospira Inc.	77,675	4,287,660	(a)
Johnson & Johnson	60,152	3,564,006
Novartis AG ADR	44,779	2,433,739
Pfizer Inc.	213,868	4,343,659
Teva Pharmaceutical Industries Ltd. ADR	63,492	3,185,394
		21,512,808

Property & Casualty Insurance — 0.4%

ACE Ltd.	37,428	2,421,592

Rail roads — 0.7%

Union Pacific Corp.	43,127	4,240,678

Real Estate Services — 0.5%

CB Richard Ellis Group Inc. (REIT)	105,138	2,807,185	(a)

Reinsurance — 0.3%

PartnerRe Ltd.	25,283	2,003,425

Research & Consulting Services — 0.3%

Nielsen Holdings N.V.	73,519	2,007,804	(a)

Security & Alarm Services — 0.4%

Corrections Corporation of America	99,224	2,421,066	(a)

Semiconductor Equipment — 0.3%

Applied Materials Inc.	42,774	668,130
KLA-Tencor Corp.	24,729	1,171,413
		1,839,543

Semiconductors — 1.3%

Intel Corp.	200,508	4,044,246
Microchip Technology Inc.	28,071	1,066,979
Texas Instruments Inc.	88,016	3,041,833
		8,153,058

Soft Drinks — 2.3%

PepsiCo Inc.	221,733	14,281,823

Specialized Finance — 1.3%

CME Group Inc.	27,402	8,263,073

	Number of Shares	Fair Value

Steel — 2.0%

Allegheny Technologies Inc.	184,477	$12,492,782

Systems Software — 4.1%

Microsoft Corp.	676,258	17,149,903	(h)
Oracle Corp.	240,960	8,040,835
		25,190,738

Wireless Telecommunication Services — 1.8%

American Tower Corp.	32,807	1,700,059	(a)
NII Holdings Inc.	229,331	9,556,223	(a)
		11,256,282

Total Common Stock (Cost $512,825,271)		590,518,132
Exchange Traded Funds — 1.9%

Financial Select Sector SPDR Fund	135,825	2,228,888	(n)
Industrial Select Sector SPDR Fund	245,630	9,255,338	(n)

Total Exchange Traded Funds (Cost $11,904,520)		11,484,226
Other Investments — 0.0%*
GEI Investment Fund (Cost $74,400)		75,888	(k)

Total Investments in Securities (Cost $524,804,191)		602,078,246
Short-Term Investments — 3.5%
GE Institutional Money Market Fund Investment Class 0.15% (Cost $22,105,744)		22,105,744	(d,k)

Total Investments (Cost $546,909,935)		624,183,990

Liabilities in Excess of Other Assets, net — (0.2)%		(1,238,515)

NET ASSETS — 100.0%		$622,945,475

Other Information

The Fund had the following long futures contracts open at March 31, 2011 (unaudited):

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	June 2011	206	$13,606,300	$312,502

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund	(unaudited)

SSgA Funds Management, Inc. (SSgA FM) is the sub-adviser to the S&P 500 Index Fund. SSgA FM is one of the State Street Global Advisors companies which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA FM was formed in May 2001 as a result of a change in federal law.

SSgA FM manages portfolios using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. Key professionals involved in the day-to-day portfolio management for the Fund include Karl Schneider and John Tucker. See portfolio managers’ biographical information beginning on page 134.

Q.	How did the GE Institutional S&P 500 Index Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended March 31, 2011?

A.

For the six-month period ended March 31, 2011, the GE Institutional S&P 500 Index Fund returned 17.38% for the Investment Class shares and 17.23% for the Service Class shares. The Fund’s benchmark, the S&P 500® Index (S&P 500 Index) returned 17.31% and the Fund’s Morningstar peer group of 2,099 US OE Large Blend funds returned an average of 16.74% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	With renewed quantitative easing and a deal between President Obama and congressional Republicans to keep taxes low, the S&P 500 Index proceeded to march steadily higher through the final phase of 2010. Stocks continued their upward climb until late February when violence erupted in Libya, spurring a leap in oil prices. When the devastation and nuclear aftermath from events in Japan became evident, the S&P 500 Index briefly slipped into red on a year-to-date basis. AT&T’s announced acquisition of T-Mobile and the ready arrangement of financing for such a huge outlay, however, served notice to investors that the market climate remained favorable for buying. Though the S&P 500 did not surpass its highs of mid-February, it managed to achieve a nominal gain for March, finishing the quarter with a solid 5.9% return.

Q.	What stocks and sectors significantly affected the Fund’s performance?

A.	By utilizing a passive, full replication investment style, the Fund owned the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of March 31, 2011, the four largest sectors in the S&P 500 Index were information technology (18.1%), financials (15.8%), energy (13.3%), and industrials (11.3%). The highest returning sector for the last six months was energy (+41%) followed by materials (+24%). The lowest returning sectors were utilities (+3%) and consumer staples (+8%).

Q.	Were there any significant changes in the Fund during the period?

A.	Over the last six months there were 10 index addition/deletion changes announced by Standard & Poor’s that impacted the Fund. Not all the additions and deletions were bought and sold in the Fund, however, many changes were as a result of a merger or acquisition, or a spin-off involving another S&P 500 constituent. Additionally, there were numerous index share changes throughout the period, as well as at each quarter’s end. Many of the share changes also required no trading, as the weight change within the portfolio was negligible.

S&P 500 Index Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

October 01, 2010 - March 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,173.77	0.81
Service Class	1,000.00	1,172.32	2.17
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.90	0.76
Service Class	1,000.00	1,022.68	2.02

*	Expenses are equal to the Fund’s annualized expense ratio of 0.15% for Investment Class Shares and 0.40% for Service Class Shares (for the period October 01, 2010 - March 31, 2011), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended March 31, 2011 were as follows: 17.38% for Investment Class shares, and 17.23% for Service Class shares. Past performance does not guarantee future results.

S&P 500 Index Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the S&P 500® Composite Stock Index (S&P 500 Index). The Fund seeks its objective by seeking to replicate the return of the S&P 500® Index while holding transaction costs low and minimizing portfolio turnover.

Morningstar Performance Comparison

Large Blend Peer Group

Based on average annual returns for periods ended 03/31/11

	Six months**	One Year	Five Year	Ten Year
Number of funds in peer group	2,099	2,039	1,773	1,316
Peer group average annual total return†	16.74%	14.77%	2.09%	2.81%

Morningstar Category in peer group : Large Blend

†	Morningstar performance comparisons are based on average annual total returns for the six months**, one year, five year and ten year periods indicated in the US OE Large Blend peer group consisting of 2,099, 2,039, 1,773 and 1,316 underlying funds, respectively.

Top Ten Largest Holdings as of March 31, 2011

as a % of Fair Value(b)(c)

Exxon Mobil Corp.	3.38%
Apple Inc.	2.61%
Chevron Corp.	1.75%
General Electric Co.	1.73%
International Business Machines Corp.	1.61%
Microsoft Corp.	1.52%
JPMorgan Chase & Co.	1.49%
AT&T Inc.	1.46%
The Procter & Gamble Co.	1.40%
Wells Fargo & Co.	1.35%

Sector Allocation as of March 31, 2011

Portfolio Composition as a % of the Fair Value of $70,758 (in thousands) as of March 31, 2011(b)(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2011

Investment Class Shares (Inception date: 11/25/97)

	Six Months**	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
S&P 500 Index Fund	17.38%	15.69%	2.60%	3.17%	$13,657
S&P 500 Index	17.31%	15.65%	2.63%	3.29%	$13,826

Service Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2011

Service Class Shares (Inception date: 9/30/05)

	Six Months**	One Year	Five Year	Since Inception	Ending value of a $10,000 investment(a)
S&P 500 Index Fund	17.23%	15.33%	2.33%	3.23%	$11,910
S&P 500 Index	17.31%	15.65%	2.63%	3.54%	$12,110

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair value basis is inclusive of Short-Term Investment in the GE Institutional Money Market Fund.

*	Less than 0.05%

**	Total returns for the six month period ended March 31, 2011 are not annualized.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

S&P 500 Index Fund

Schedule of Investments	March 31, 2011 (unaudited)

S&P 500 Index Fund

	Number of Shares	Fair Value
Common Stock — 98.0%†

Advertising — 0.2%

Omnicom Group Inc.	1,600	$78,496
The Interpublic Group of Companies Inc.	2,600	32,682
		111,178

Aerospace & Defense — 2.7%

General Dynamics Corp.	2,200	168,432
Goodrich Corp.	700	59,871
Honeywell International Inc.	4,450	265,709
Huntington Ingalls Industries Inc.	280	11,620	(a)
ITT Corp.	1,100	66,055
L-3 Communications Holdings Inc.	650	50,902
Lockheed Martin Corp.	1,640	131,856
Northrop Grumman Corp.	1,684	105,604
Precision Castparts Corp.	850	125,103
Raytheon Co.	2,100	106,827
Rockwell Collins Inc.	900	58,347
The Boeing Co.	4,200	310,506
United Technologies Corp.	5,300	448,645
		1,909,477

Agricultural Products — 0.2%

Archer-Daniels-Midland Co.	3,608	129,924

Air Freight & Logistics — 1.0%

CH Robinson Worldwide Inc.	1,000	74,130
Expeditors International of Washington Inc.	1,200	60,168
FedEx Corp.	1,800	168,390
United Parcel Service Inc.	5,700	423,624
		726,312

Airlines — 0.1%

Southwest Airlines Co.	4,550	57,466

Aluminum — 0.2%

Alcoa Inc.	6,084	107,383

Apparel Retail — 0.5%

Abercrombie & Fitch Co.	500	29,350
Ltd Brands Inc.	1,526	50,175
Ross Stores Inc.	700	49,784
The Gap Inc.	2,562	58,055
TJX Companies Inc.	2,200	109,406
Urban Outfitters Inc.	700	20,881	(a)
		317,651

	Number of Shares	Fair Value

Apparel, Accessories & Luxury Goods — 0.3%

Coach Inc.	1,700	$88,468
Polo Ralph Lauren Corp.	400	49,460
VF Corp.	450	44,338
		182,266

Application Software — 0.6%

Adobe Systems Inc.	2,900	96,164	(a)
Autodesk Inc.	1,300	57,343	(a)
Citrix Systems Inc.	1,100	80,806	(a)
Compuware Corp.	1,000	11,550	(a)
Intuit Inc.	1,600	84,960	(a)
Salesforce.com Inc.	700	93,506	(a)
		424,329

Asset Management & Custody Banks — 1.2%

Ameriprise Financial Inc.	1,460	89,177
Federated Investors Inc.	600	16,050
Franklin Resources Inc.	850	106,318
Invesco Ltd.	2,600	66,456
Janus Capital Group Inc.	1,200	14,964
Legg Mason Inc.	900	32,481
Northern Trust Corp.	1,400	71,050
State Street Corp.	2,900	130,326	(e)
T Rowe Price Group Inc.	1,500	99,630
The Bank of New York Mellon Corp.	7,141	213,302
		839,754

Auto Parts & Equipment — 0.2%

Johnson Controls Inc.	3,900	162,123

Automobile Manufacturers — 0.5%

Ford Motor Co.	21,614	322,265	(a)

Automotive Retail — 0.2%

AutoNation Inc.	468	16,553	(a)
AutoZone Inc.	150	41,034	(a)
CarMax Inc.	1,200	38,520	(a)
O’Reilly Automotive Inc.	800	45,968	(a)
		142,075

Biotechnology — 1.3%

Amgen Inc.	5,476	292,692	(a)
Biogen Idec Inc.	1,300	95,407	(a)
Celgene Corp.	2,700	155,331	(a)
Cephalon Inc.	440	33,343	(a)
Genzyme Corp.	1,500	114,225	(a)
Gilead Sciences Inc.	4,600	195,224	(a)
		886,222

Brewers — 0.1%

Molson Coors Brewing Co.	900	42,201

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Broadcasting — 0.3%

CBS Corp.	4,050	$101,412
Discovery Communications Inc. (Class A)	1,700	67,830	(a)
Scripps Networks Interactive Inc.	500	25,045
		194,287

Building products — 0.0%*

Masco Corp.	1,900	26,448

Cable & Satellite — 1.1%

Cablevision Systems Corp.	1,400	48,454
Comcast Corp.	16,088	397,695
DIRECTV	4,600	215,280	(a)
Time Warner Cable Inc.	1,999	142,609
		804,038

Casinos & Gaming — 0.1%

International Game Technology	1,600	25,968
Wynn Resorts Ltd.	400	50,900
		76,868

Coal & Consumable Fuels — 0.3%

Consol Energy Inc.	1,300	69,719
Massey Energy Co.	600	41,016
Peabody Energy Corp.	1,600	115,136
		225,871

Commercial Printing — 0.0%*

RR Donnelley & Sons Co.	1,000	18,920

Communications Equipment — 2.0%

Cisco Systems Inc.	31,600	541,940	(h)
F5 Networks Inc.	400	41,028	(a)
Harris Corp.	800	39,680
JDS Uniphase Corp.	1,150	23,966	(a)
Juniper Networks Inc.	3,100	130,448	(a)
Motorola Mobility Holdings Inc.	1,670	40,748	(a)
Motorola Solutions Inc.	1,908	85,269	(a)
QUALCOMM Inc.	9,400	515,402
Tellabs Inc.	2,600	13,624
		1,432,105

Computer & Electronics Retail — 0.1%

Best Buy Company Inc.	1,850	53,132
GameStop Corp.	900	20,268	(a)
RadioShack Corp.	800	12,008
		85,408

Computer Hardware — 3.5%

Apple Inc.	5,304	1,848,179	(a)
Dell Inc.	9,600	139,296	(a)
Hewlett-Packard Co.	12,528	513,272
		2,500,747

	Number of Shares	Fair Value

Computer Storage & Peripherals — 0.8%

EMC Corp.	11,862	$314,936	(a)
Lexmark International Inc.	500	18,520	(a)
NetApp Inc.	2,100	101,178	(a)
SanDisk Corp.	1,400	64,526	(a)
Western Digital Corp.	1,300	48,477	(a)
		547,637

Construction & Engineering — 0.2%

Fluor Corp.	980	72,187
Jacobs Engineering Group Inc.	700	36,001	(a)
Quanta Services Inc.	1,100	24,673	(a)
		132,861

Construction & Farm Machinery & Heavy Trucks — 1.3%

Caterpillar Inc.	3,700	411,995
Cummins Inc.	1,100	120,582
Deere & Co.	2,400	232,536
Joy Global Inc.	600	59,286
PACCAR Inc.	2,125	111,244
		935,643

Construction Materials — 0.1%

Vulcan Materials Co.	800	36,480

Consumer Electronics — 0.0%*

Harman International Industries Inc.	400	18,728

Consumer Finance — 0.7%

American Express Co.	6,000	271,200	(h)
Capital One Financial Corp.	2,569	133,485
Discover Financial Services	3,250	78,390
SLM Corp.	2,700	41,310	(a)
		524,385

Data Processing & Outsourced Services — 1.1%

Automatic Data Processing Inc.	2,800	143,668
Computer Sciences Corp.	900	43,857
Fidelity National Information Services Inc.	1,600	52,304
Fiserv Inc.	900	56,448	(a)
Mastercard Inc.	540	135,929
Paychex Inc.	1,900	59,584
The Western Union Co.	3,650	75,811
Total System Services Inc.	938	16,903
Visa Inc.	2,800	206,136
		790,640

Department Stores — 0.4%

JC Penney Company Inc.	1,400	50,274
Kohl’s Corp.	1,700	90,168
Macy’s Inc.	2,482	60,213
Nordstrom Inc.	900	40,392
Sears Holdings Corp.	289	23,886	(a)
		264,933

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Distillers & Vintners — 0.1%

Brown-Forman Corp.	625	$42,687
Constellation Brands Inc.	1,000	20,280	(a)
		62,967

Distributors — 0.1%

Genuine Parts Co.	900	48,276

Diversified Chemicals — 1.0%

Eastman Chemical Co.	400	39,728
EI du Pont de Nemours & Co.	5,203	286,009
FMC Corp.	400	33,972
PPG Industries Inc.	900	85,689
The Dow Chemical Co.	6,694	252,698
		698,096

Diversified Financial Services — 5.4%

Bank of America Corp.	57,707	769,234	(h)
Citigroup Inc.	166,213	734,661	(a)
Comerica Inc.	950	34,884
JPMorgan Chase & Co.	22,867	1,054,169
US BanCorp	11,006	290,889
Wells Fargo & Co.	30,158	956,009
		3,839,846

Diversified Metals & Mining — 0.4%

Freeport-McMoRan Copper & Gold Inc.	5,348	297,081
Titanium Metals Corp.	600	11,148	(a)
		308,229

Diversified REITs — 0.1%

Vornado Realty Trust	936	81,900

Diversified Support Services — 0.1%

Cintas Corp.	700	21,189
Iron Mountain Inc.	1,200	37,476
		58,665

Drug Retail — 0.7%

CVS Caremark Corp.	7,781	267,044
Walgreen Co.	5,300	212,742
		479,786

Education Services — 0.1%

Apollo Group Inc.	800	33,368	(a)
DeVry Inc.	400	22,028
		55,396

Electric Utilities — 1.6%

American Electric Power Company Inc.	2,740	96,284
Duke Energy Corp.	7,508	136,270
Edison International	1,900	69,521
Entergy Corp.	1,000	67,210

	Number of Shares	Fair Value

Exelon Corp.	3,750	$154,650
FirstEnergy Corp.	2,564	95,099
NextEra Energy Inc.	2,400	132,288
Northeast Utilities	1,000	34,600
Pepco Holdings Inc.	1,100	20,515
Pinnacle West Capital Corp.	700	29,953
PPL Corp.	2,700	68,310
Progress Energy Inc.	1,675	77,284
Southern Co.	4,800	182,928
		1,164,912

Electrical Components & Equipment — 0.5%

Emerson Electric Co.	4,300	251,249
Rockwell Automation Inc.	800	75,720
Roper Industries Inc.	500	43,230
		370,199

Electronic Components — 0.3%

Amphenol Corp.	1,000	54,390
Corning Inc.	8,900	183,607
		237,997

Electronic Equipment & Instruments — 0.0%*

FLIR Systems Inc.	1,000	34,610

Electronic Manufacturing Services — 0.1%

Jabil Circuit Inc.	1,300	26,559
Molex Inc.	850	21,352
		47,911

Environmental & Facilities Services — 0.3%

Republic Services Inc.	1,700	51,068
Stericycle Inc.	500	44,335	(a)
Waste Management Inc.	2,670	99,698
		195,101

Fertilizers & Agricultural Chemicals — 0.4%

CF Industries Holdings Inc.	450	61,555
Monsanto Co.	3,046	220,104
		281,659

Food Distributors — 0.1%

Sysco Corp.	3,300	91,410

Food Retail — 0.3%

Safeway Inc.	2,200	51,788
SUPERVALU Inc.	1,389	12,404
The Kroger Co.	3,800	91,086
Whole Foods Market Inc.	900	59,310
		214,588

Footwear — 0.2%

NIKE Inc.	2,200	166,540

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Gas Utilities — 0.1%

Nicor Inc.	200	$10,740
Oneok Inc.	600	40,128
		50,868

General Merchandise Stores — 0.4%

Big Lots Inc.	500	21,715	(a)
Family Dollar Stores Inc.	700	35,924
Target Corp.	4,100	205,041
		262,680

Gold — 0.2%

Newmont Mining Corp.	2,800	152,824

Healthcare Distributors — 0.4%

AmerisourceBergen Corp.	1,488	58,865
Cardinal Health Inc.	1,975	81,232
McKesson Corp.	1,444	114,148
Patterson Companies Inc.	500	16,095
		270,340

Healthcare Equipment — 1.8%

Baxter International Inc.	3,300	177,441
Becton Dickinson and Co.	1,300	103,506
Boston Scientific Corp.	8,939	64,271	(a)
CareFusion Corp.	1,187	33,473	(a)
Covidien PLC	2,700	140,238
CR Bard Inc.	550	54,621
Edwards Lifesciences Corp.	600	52,200	(a)
Intuitive Surgical Inc.	240	80,030	(a)
Medtronic Inc.	6,200	243,970
St Jude Medical Inc.	2,000	102,520
Stryker Corp.	1,900	115,520
Varian Medical Systems Inc.	700	47,348	(a)
Zimmer Holdings Inc.	1,190	72,031	(a)
		1,287,169

Healthcare Facilities — 0.0%*

Tenet Healthcare Corp.	2,900	21,605	(a)

Healthcare Services — 0.6%

DaVita Inc.	600	51,306	(a)
Express Scripts Inc.	3,000	166,830	(a)
Laboratory Corporation of America Holdings	600	55,278	(a)
Medco Health Solutions Inc.	2,388	134,110	(a)
Quest Diagnostics Inc.	800	46,176
		453,700

Healthcare Supplies — 0.0%*

DENTSPLY International Inc.	800	29,592

Healthcare Technology — 0.1%

Cerner Corp.	400	44,480	(a)

	Number of Shares	Fair Value

Home Entertainment Software — 0.1%

Electronic Arts Inc.	1,800	$35,154	(a)

Home Furnishing Retail — 0.1%

Bed Bath & Beyond Inc.	1,500	72,405	(a)

Home Furnishings — 0.0%*

Leggett & Platt Inc.	1,000	24,500

Home Improvement Retail — 0.8%

Home Depot Inc.	9,400	348,364
Lowe’s Companies Inc.	7,900	208,797
		557,161

Home Building — 0.1%

DR Horton Inc.	1,800	20,970
Lennar Corp.	800	14,496
Pulte Group Inc.	2,087	15,444	(a)
		50,910

Hotels, Resorts & Cruise Lines — 0.3%

Carnival Corp.	2,400	92,064
Marriott International Inc.	1,611	57,319
Starwood Hotels & Resorts Worldwide Inc.	1,100	63,932
Wyndham Worldwide Corp.	1,027	32,669
		245,984

Household Appliances — 0.2%

Stanley Black & Decker Inc.	955	73,153
Whirlpool Corp.	471	40,205
		113,358

Household Products — 2.0%

Clorox Co.	800	56,056
Colgate-Palmolive Co.	2,800	226,128
Kimberly-Clark Corp.	2,300	150,121
The Procter & Gamble Co.	16,095	991,452
		1,423,757

Housewares & Specialties — 0.1%

Fortune Brands Inc.	900	55,701
Newell Rubbermaid Inc.	1,815	34,721
		90,422

Human Resource & Employment Services — 0.0%*

Robert Half International Inc.	800	24,480

Hypermarkets & Super Centers — 1.1%

Costco Wholesale Corp.	2,500	183,300
Wal-Mart Stores Inc.	11,300	588,165
		771,465

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Independent Power Producers & Energy Traders — 0.2%

Constellation Energy Group Inc.	1,100	$34,243
NRG Energy Inc.	1,300	28,002	(a)
The AES Corp.	3,900	50,700	(a)
		112,945

Industrial Conglomerates — 2.5%

General Electric Co.	61,200	1,227,060	(h,l)
Textron Inc.	1,500	41,085
3M Co.	4,060	379,610
Tyco International Ltd.	2,800	125,356
		1,773,111

Industrial Gases — 0.5%

Air Products & Chemicals Inc.	1,200	108,216
Airgas Inc.	500	33,210
Praxair Inc.	1,750	177,800
		319,226

Industrial Machinery — 1.1%

Danaher Corp.	3,100	160,890
Dover Corp.	1,100	72,314
Eaton Corp.	2,000	110,880
Flowserve Corp.	300	38,640
Illinois Tool Works Inc.	2,800	150,416
Ingersoll-Rand PLC	1,900	91,789
Pall Corp.	700	40,327
Parker Hannifin Corp.	950	89,946
Snap-On Inc.	300	18,018
		773,220

Industrial REITs — 0.1%

ProLogis	3,100	49,538

Insurance Brokers — 0.3%

AON Corp.	1,900	100,624
Marsh & McLennan Companies Inc.	3,200	95,392
		196,016

Integrated Oil & Gas — 7.4%

Chevron Corp.	11,514	1,236,949
ConocoPhillips	8,216	656,130
Exxon Mobil Corp.	28,453	2,393,751	(h)
Hess Corp.	1,750	149,117
Marathon Oil Corp.	4,082	217,611
Murphy Oil Corp.	1,100	80,762
Occidental Petroleum Corp.	4,600	480,654
		5,214,974

Integrated Telecommunication Services — 2.7%

AT&T Inc.	33,831	1,035,229	(h)
CenturyLink Inc.	1,732	71,965
Frontier Communications Corp.	5,532	45,473
Qwest Communications International Inc.	9,817	67,050

	Number of Shares	Fair Value

Verizon Communications Inc.	16,266	$626,892
Windstream Corp.	2,918	37,555
		1,884,164

Internet Retail — 0.8%

Amazon.com Inc.	2,037	366,925	(a)
Expedia Inc.	1,200	27,192
NetFlix Inc.	250	59,332	(a)
priceline.com Inc.	300	151,932	(a)
		605,381

Internet Software & Services — 1.8%

Akamai Technologies Inc.	1,100	41,800	(a)
eBay Inc.	6,600	204,864	(a)
Google Inc.	1,431	838,867	(a)
Monster Worldwide Inc.	900	14,310	(a)
VeriSign Inc.	900	32,589
Yahoo! Inc.	7,400	123,210	(a)
		1,255,640

Investment Banking & Brokerage — 1.2%

E*Trade Financial Corp.	1,020	15,943	(a)
Morgan Stanley	8,700	237,684
The Charles Schwab Corp.	5,600	100,968
The Goldman Sachs Group Inc.	3,026	479,530
		834,125

IT Consulting & Other Services — 1.9%

Cognizant Technology Solutions Corp.	1,700	138,380	(a)
International Business Machines Corp.	7,001	1,141,653	(h)
SAIC Inc.	1,600	27,072	(a)
Teradata Corp.	900	45,630	(a)
		1,352,735

Leisure Products — 0.1%

Hasbro Inc.	850	39,814
Mattel Inc.	2,100	52,353
		92,167

Life & Health Insurance — 1.1%

Aflac Inc.	2,700	142,506
Lincoln National Corp.	1,822	54,733
MetLife Inc.	6,021	269,319
Principal Financial Group Inc.	1,900	61,009
Prudential Financial Inc.	2,800	172,424
Torchmark Corp.	500	33,240
Unum Group	1,846	48,457
		781,688

Life Sciences Tools & Services — 0.5%

Agilent Technologies Inc.	2,055	92,023	(a)
Life Technologies Corp.	1,085	56,876	(a)
PerkinElmer Inc.	800	21,016
Thermo Fisher Scientific Inc.	2,300	127,765	(a)
Waters Corp.	500	43,450	(a)
		341,130

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Managed Healthcare — 1.0%

Aetna Inc.	2,200	$82,346
CIGNA Corp.	1,600	70,848
Coventry Healthcare Inc.	800	25,512	(a)
Humana Inc.	1,000	69,940	(a)
UnitedHealth Group Inc.	6,300	284,760
WellPoint Inc.	2,200	153,538
		686,944

Metal & Glass Containers — 0.1%

Ball Corp.	1,000	35,850
Owens-Illinois Inc.	900	27,171	(a)
		63,021

Motorcycle Manufacturers — 0.1%

Harley-Davidson Inc.	1,300	55,237

Movies & Entertainment — 1.5%

News Corp.	13,100	230,036
The Walt Disney Co.	10,900	469,681
Time Warner Inc.	6,383	227,873
Viacom Inc.	3,450	160,494
		1,088,084

Multi-Line Insurance — 0.3%

American International Group Inc.	831	29,201	(a)
Assurant Inc.	700	26,957
Genworth Financial Inc.	2,700	36,342	(a)
Hartford Financial Services Group Inc.	2,500	67,325
Loews Corp.	1,805	77,777
		237,602

Multi-Sector Holdings — 0.1%

Leucadia National Corp.	1,100	41,294

Multi-Utilities — 1.2%

Ameren Corp.	1,400	39,298
CenterPoint Energy Inc.	2,600	45,656
CMS Energy Corp.	1,500	29,460
Consolidated Edison Inc.	1,700	86,224
Dominion Resources Inc.	3,300	147,510
DTE Energy Co.	900	44,064
Integrys Energy Group Inc.	494	24,952
NiSource Inc.	1,547	29,671
PG&E Corp.	2,200	97,196
Public Service Enterprise Group Inc.	2,900	91,379
SCANA Corp.	700	27,559
Sempra Energy	1,350	72,225
TECO Energy Inc.	1,400	26,264
Wisconsin Energy Corp.	1,400	42,700
Xcel Energy Inc.	2,715	64,861
		869,019

Office Electronics — 0.1%

Xerox Corp.	8,274	88,118

	Number of Shares	Fair Value

Office REITs — 0.1%

Boston Properties Inc.	800	$75,880

Office Services & Supplies — 0.1%

Avery Dennison Corp.	700	29,372
Pitney Bowes Inc.	1,100	28,259
		57,631

Oil & Gas Drilling — 0.3%

Diamond Offshore Drilling Inc.	370	28,749
Helmerich & Payne Inc.	600	41,214
Nabors Industries Ltd.	1,700	51,646	(a)
Noble Corp.	1,400	63,868
Rowan Companies Inc.	800	35,344	(a)
		220,821

Oil & Gas Equipment & Services — 2.1%

Baker Hughes Inc.	2,430	178,435
Cameron International Corp.	1,400	79,940	(a)
FMC Technologies Inc.	700	66,136	(a)
Halliburton Co.	5,245	261,411
National Oilwell Varco Inc.	2,400	190,248
Schlumberger Ltd.	7,814	728,734
		1,504,904

Oil & Gas Exploration & Production — 2.2%

Anadarko Petroleum Corp.	2,874	235,438
Apache Corp.	2,162	283,049
Cabot Oil & Gas Corp.	600	31,782
Chesapeake Energy Corp.	3,700	124,024
Denbury Resources Inc.	2,200	53,680	(a)
Devon Energy Corp.	2,478	227,406
EOG Resources Inc.	1,450	171,839
EQT Corp.	900	44,910
Newfield Exploration Company	800	60,808	(a)
Noble Energy Inc.	960	92,784
Pioneer Natural Resources Co.	700	71,344
QEP Resources Inc.	1,000	40,540
Range Resources Corp.	900	52,614
Southwestern Energy Co.	2,000	85,940	(a)
		1,576,158

Oil & Gas Refining & Marketing — 0.2%

Sunoco Inc.	600	27,354
Tesoro Corp.	800	21,464	(a)
Valero Energy Corp.	3,200	95,424
		144,242

Oil & Gas Storage & Transportation — 0.4%

El Paso Corp.	3,883	69,894
Spectra Energy Corp.	3,654	99,316
The Williams Companies Inc.	3,300	102,894
		272,104

Packaged Foods & Meats — 1.5%

Campbell Soup Co.	1,200	39,732

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

ConAgra Foods Inc.	2,600	$61,750
Dean Foods Co.	1,200	12,000	(a)
General Mills Inc.	3,700	135,235
HJ Heinz Co.	1,800	87,876
Hormel Foods Corp.	800	22,272
Kellogg Co.	1,400	75,572
Kraft Foods Inc.	10,026	314,415
McCormick & Company Inc.	800	38,264
Mead Johnson Nutrition Co.	1,146	66,388
Sara Lee Corp.	3,806	67,252
The Hershey Co.	900	48,915
The JM Smucker Co.	700	49,973
Tyson Foods Inc.	1,600	30,704
		1,050,348

Paper Packaging — 0.1%

Bemis Company Inc.	700	22,967
Sealed Air Corp.	800	21,328
		44,295

Paper Products — 0.1%

International Paper Co.	2,575	77,713
MeadWestvaco Corp.	900	27,297
		105,010

Personal Products — 0.2%

Avon Products Inc.	2,400	64,896
The Estee Lauder Companies Inc.	600	57,816
		122,712

Pharmaceuticals — 5.2%

Abbott Laboratories	8,900	436,545	(h)
Allergan Inc.	1,800	127,836
Bristol-Myers Squibb Co.	9,876	261,023
Eli Lilly & Co.	5,800	203,986	(h)
Forest Laboratories Inc.	1,600	51,680	(a)
Hospira Inc.	1,000	55,200	(a)
Johnson & Johnson	15,768	934,254	(h)
Merck & Company Inc.	17,775	586,753
Mylan Inc.	2,400	54,408	(a)
Pfizer Inc.	45,892	932,067	(h)
Watson Pharmaceuticals Inc.	700	39,207	(a)
		3,682,959

Property & Casualty Insurance — 2.1%

ACE Ltd.	1,900	122,930
Berkshire Hathaway Inc.	9,900	827,937	(a)
Chubb Corp.	1,700	104,227
CIncinnati Financial Corp.	1,038	34,046
The Allstate Corp.	3,100	98,518
The Progressive Corp.	3,700	78,181
The Travelers Companies Inc.	2,476	147,272
XL Group Plc	2,000	49,200
		1,462,311

Publishing — 0.2%

Gannett Company Inc.	1,600	24,368

	Number of Shares	Fair Value

The McGraw-Hill Companies Inc.	1,700	$66,980
The Washington Post Co.	40	17,502
		108,850

Rail roads — 0.8%

CSX Corp.	2,100	165,060
Norfolk Southern Corp.	2,100	145,467
Union Pacific Corp.	2,790	274,341
		584,868

Real Estate Services — 0.1%

CB Richard Ellis Group Inc. (REIT)	1,800	48,060	(a)

Regional Banks — 1.0%

BB&T Corp.	3,900	107,055
Fifth Third Bancorp	5,319	73,828
First Horizon National Corp.	1,559	17,476
Huntington Bancshares Inc.	4,678	31,062
KeyCorp	5,100	45,288
M&T Bank Corp.	700	61,929
Marshall & Ilsley Corp.	3,498	27,949
PNC Financial Services Group Inc.	3,014	189,852
Regions Financial Corp.	6,973	50,624
SunTrust Banks Inc.	2,800	80,752
Zions Bancorp.	900	20,754
		706,569

Research & Consulting Services — 0.1%

Dun & Bradstreet Corp.	300	24,072
Equifax Inc.	800	31,080
		55,152

Residential REITs — 0.2%

Apartment Investment & Management Co.	805	20,503
AvalonBay Communities Inc.	445	53,436
Equity Residential	1,700	95,897
		169,836

Restaurants — 1.1%

Darden Restaurants Inc.	850	41,761
McDonald’s Corp.	5,989	455,703
Starbucks Corp.	4,200	155,190
Yum! Brands Inc.	2,700	138,726
		791,380

Retail REITs — 0.3%

Kimco Realty Corp.	2,400	44,016
Simon Property Group Inc.	1,650	176,814
		220,830

Semiconductor Equipment — 0.3%

Applied Materials Inc.	7,600	118,712
KLA-Tencor Corp.	900	42,633
MEMC Electronic Materials Inc.	1,500	19,440	(a)
Novellus Systems Inc.	500	18,565	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Teradyne Inc.	900	$16,029	(a)
		215,379

Semiconductors — 2.1%

Advanced Micro Devices Inc.	3,000	25,800	(a)
Altera Corp.	1,800	79,236
Analog Devices Inc.	1,700	66,946
Broadcom Corp.	2,700	106,326
First Solar Inc.	280	45,035	(a)
Intel Corp.	31,800	641,406	(h)
Linear Technology Corp.	1,300	43,719
LSI Corp.	3,200	21,760	(a)
Microchip Technology Inc.	1,000	38,010
Micron Technology Inc.	4,700	53,862	(a)
National Semiconductor Corp.	1,600	22,944
NVIDIA Corp.	3,200	59,072	(a)
Texas Instruments Inc.	6,700	231,552
Xilinx Inc.	1,400	45,920
		1,481,588

Soft Drinks — 2.2%

Coca-Cola Enterprises Inc.	1,800	49,140
Dr Pepper Snapple Group Inc.	1,400	52,024
PepsiCo Inc.	9,072	584,328
The Coca-Cola Co.	13,200	875,820	(h)
		1,561,312

Specialized Consumer Services — 0.0%*

H&R Block Inc.	1,800	30,132

Specialized Finance — 0.4%

CME Group Inc.	395	119,112
IntercontinentalExchange Inc.	395	48,798	(a)
Moody’s Corp.	1,100	37,301
NYSE Euronext	1,400	49,238
The NASDAQ OMX Group Inc.	800	20,672	(a)
		275,121

Specialized REITs — 0.6%

HCP Inc.	2,100	79,674
Healthcare Inc.	1,000	52,440
Host Hotels & Resorts Inc.	3,757	66,161
Plum Creek Timber Company Inc.	900	39,249
Public Storage	790	87,619
Ventas Inc.	900	48,870
Weyerhaeuser Co.	3,130	76,998
		451,011

Specialty Chemicals — 0.3%

Ecolab Inc.	1,400	71,428
International Flavors & Fragrances Inc.	500	31,150
Sigma-Aldrich Corp.	700	44,548
The Sherwin-Williams Co.	500	41,995
		189,121

	Number of Shares	Fair Value

Specialty Stores — 0.2%

Staples Inc.	4,050	$78,651
Tiffany & Co.	700	43,008
		121,659

Steel — 0.4%

AK Steel Holding Corp.	700	11,046
Allegheny Technologies Inc.	600	40,632
Cliffs Natural Resources Inc.	800	78,624
Nucor Corp.	1,800	82,836
United States Steel Corp.	880	47,467
		260,605

Systems Software — 2.9%

BMC Software Inc.	1,000	49,740	(a)
CA Inc.	2,350	56,823
Microsoft Corp.	42,500	1,077,800	(h)
Novell Inc.	2,600	15,418	(a)
Oracle Corp.	22,307	744,385
Red Hat Inc.	1,100	49,929	(a)
Symantec Corp.	4,259	78,962	(a)
		2,073,057

Thrifts & Mortgage Finance — 0.1%

Hudson City Bancorp Inc.	3,100	30,008
People’s United Financial Inc.	2,000	25,160
		55,168

Tires & Rubber — 0.0%*

The Goodyear Tire & Rubber Co.	1,600	23,968	(a)

Tobacco — 1.6%

Altria Group Inc.	12,000	312,360	(h)
Lorillard Inc.	816	77,528
Philip Morris International Inc.	10,400	682,552
Reynolds American Inc.	2,000	71,060
		1,143,500

Trading Companies & Distributors — 0.1%

Fastenal Co.	800	51,864
WW Grainger Inc.	350	48,188
		100,052

Trucking — 0.0%*

Ryder System Inc.	300	15,180

Wireless Telecommunication Services — 0.3%

American Tower Corp.	2,300	119,186	(a)
MetroPCS Communications Inc.	1,500	24,360	(a)
Sprint Nextel Corp.	16,801	77,957	(a)
		221,503

Total Common Stock (Cost $63,097,354)		69,336,222

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	March 31, 2011 (unaudited)

		Fair Value
Other Investments — 0.0%*

GEI Investment Fund (Cost $27,821)		$28,378	(k)

Total Investments in Securities (Cost $63,125,175)		69,364,600
Short-Term Investments — 2.0%

Short-Term Investments — 1.8%
GE Institutional Money Market Fund Investment Class 0.15%		1,274,560	(d,k)

	Principal Amount	Fair Value

U.S. Government — 0.2%

U.S. Treasury Bill
0.01%	$119,000	119,000	(d)

Total Short-Term Investments (Cost $1,393,560)		1,393,560

Total Investments (Cost $64,518,735)		70,758,160

Other Assets and Liabilities, net — 0.0%*		11,917

NET ASSETS — 100.0%		$70,770,077

Other Information

The Fund had the following long futures contracts open at March 31, 2011 (unaudited):

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	June 2011	21	$1,387,050	$12,549

See Notes to Schedules of Investments and Notes to Financial Statements.

Core Value Equity Fund	(unaudited)

Stephen V. Gelhaus

Vice President

Paul C. Reinhardt

Senior Vice President

The Core Value Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus’ trade decisions. See portfolio managers’ biographical information beginning on page 134.

Q.	How did the GE Institutional Core Value Equity Fund perform compared to its benchmarks and Morningstar peer group for the six-month period ended March 31, 2011?

A.	For the six-month period ended March 31, 2011, the GE Institutional Core Value Equity Fund returned 17.98% for the Investment Class shares and 17.82% for the Service Class shares. The S&P 500 Index, the Fund’s benchmark, returned 17.31% and the Fund’s Morningstar peer group of 2,099 US OE Large Blend funds returned an average of 16.74 % for the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	U.S. stocks rose sharply during the period, against a backdrop of improving economic and employment data, the prospect of business-friendly policies based on Republican legislature gains in the mid-term elections, a pick-up in M&A activity, and generally strong corporate profit growth. Fundamentals seemed to matter more as stocks rose despite several significant concerns, including rising inflation, a re-emerging European sovereign debt crisis, political unrest — with varying degrees of violence — in the Middle East and North Africa and Japan’s massive earthquake and aftermath.

Sectors levered to rising commodity costs led the U.S. markets higher, notably energy and materials. The industrials sector was also up over 20% as economic activity accelerated. Lagging S&P 500 sectors included the more defensive telecommunications, consumer staples, health care and utilities sectors — and technology lagged some of the more cyclical sectors. Smaller capitalization stocks generally outperformed large-cap stocks, as has been historically the case typical in the early innings of an economic recovery. We believe high quality companies (strong balance sheets, managements, industry leadership and free cash flow generation) lagged lower quality companies as many investors embraced risk and generally improving economic indicators during the six-month period.

Q.	What stocks and sectors significantly affected the Fund’s performance?

A.

Holdings in the energy sector performed the best, rising over 41% during the six-month period. The Fund benefited from its overweight positioning in energy versus the S&P 500, as well as strong stock selection, primarily driven by strength in Apache (+34%) and El Paso (+46%). Both holdings were leveraged to the WTI oil price, which increased 27% in the period. The Fund’s stock selections within industrials — another outperforming sector — also contributed significantly to performance. Honeywell (+38%) stood out, generating strong free cash flow and earnings growth as the aerospace and material segments accelerated. Machinery manufacturer, Deere, rallied 40% as global demand for agricultural products soared. The Fund’s media holdings also outperformed, driven by strength in Omnicom (+25%), NewsCorp (+35%) and a new position in Walt Disney Co. (+32%). All of these media companies have benefited from the continued recovery in advertising spending, and the ability to raise fees in areas of their businesses where possible. Allegheny Technologies (+47%) drove outperformance within materials due to strength in its key global

Core Value Equity Fund	(unaudited)

markets and increasing demand for light specialty alloys from the commercial aerospace industry.

As defensive sectors such as consumer staples, and utilities lagged in the strong equity market environment, our holdings in these sectors weighed on returns. For example, weakness in PepsiCo (-2%) resulted from margin pressures as the company invested in its emerging markets franchise. Kraft (+4%) and Clorox (+7%) also lagged the market as commodity input costs increased. Within utilities, Entergy (-11%) and Dominion (+5%) lagged as profit margins contracted in a weak natural gas pricing environment.

Q.	Were there any significant changes in the Fund during the period?

A.	We added to some attractive large-cap companies already held by the Fund, especially those in the health care, industrials and consumer staples sectors. We increased our weighting in health care, initiating positions in health care provider HCA and medical supply company Hospira. We funded these positions in part by the elimination of Abbott Labs, Life Technologies and Becton Dickinson. Within industrials, we initiated a position in Cooper Industries (a leader in Smart Grid development), premier logistics company, FedEx, and General Dynamics, the last having a strong market position in business jets through its Gulfstream subsidiary. We also initiated a position in Siemens AG, the diversified global infrastructure supplier. We funded these purchases in part by trimming back on our core positions in Union Pacific and Deere.

As the staples sector lagged the benchmark during the period, the valuations of several blue-chip consumer non-cyclicals became more attractive to us. We initiated a position in Conagra, and increased our holdings in Kraft, PepsiCo and Clorox. On the margin, we decreased our energy exposure during the period, as these stocks outperformed in recent months. We eliminated Occidental Petroleum, Weatherford International, and trimmed back our holding in Exxon Mobil. Energy went from our second-largest overweight to our third-largest after financials and health care.

We also reduced our exposure to information technology, reducing positions in Intel and KLA-Tencor. The financials sector remained our largest overweight versus the S&P 500 at March 31st. We added American Express, Citigroup and Hartford Financial Services to the portfolio while reducing our holdings in Ameriprise and Principal Financial Group. Furthermore, we eliminated Entergy and Edison International in the utilities space, as well as Bed Bath and Beyond and Carnival Corp. in consumer discretionary.

Core Value Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

October 01, 2010 - March 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,179.77	2.12
Service Class	1,000.00	1,178.19	3.48
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,022.73	1.97
Service Class	1,000.00	1,021.51	3.23

*	Expenses are equal to the Fund’s annualized expense ratio of 0.39% for Investment Class Shares and 0.64% for Service Class Shares (for the period October 01, 2010—March 31, 2011), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended March 31, 2011 were as follows: 17.98% for Investment Class shares, and 17.82% for Service Class shares. Past performance does not guarantee future results.

Core Value Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.

Morningstar Performance Comparison

Large Blend Peer Group

Based on average annual returns for periods ended 03/31/11

	Six months**	One Year	Five Year	Ten Year
Number of funds in peer group	2,099	2,039	1,773	1,316
Peer group average annual total return†	16.74%	14.77%	2.09%	2.81%

Morningstar Category in peer group : Large Blend

†	Morningstar performance comparisons are based on average annual total returns for the six months**, one year, five year and ten year periods indicated in the US OE Large Blend peer group consisting of 2,099, 2,039, 1,773 and 1,316 underlying funds, respectively.

Top Ten Largest Holdings as of March 31, 2011

as a % of Fair Value(b)(c)

Chevron Corp.	2.94%
JPMorgan Chase & Co.	2.89%
International Business Machines Corp.	2.60%
Time Warner Inc.	2.41%
Microsoft Corp.	2.35%
Covidien PLC	2.25%
PepsiCo Inc.	2.11%
Apache Corp.	2.09%
The Procter & Gamble Co.	2.07%
Kraft Foods Inc.	2.04%

Sector Allocation as of March 31, 2011

Portfolio Composition as a % of the Fair Value of $193,711 (in thousands) as of March 31, 2011(b)(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2011

Investment Class Shares (Inception date: 2/2/00)

	Six Months**	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
Core Value Equity Fund	17.98%	14.58%	5.03%	4.59%	$15,665
S&P 500 Index	17.31%	15.65%	2.63%	3.29%	$13,826

Service Class Shares

Average Annual Total Return for the Periods Ended March 31, 2011

Service Class Shares (Inception date: 9/30/05)

	Six Months**	One Year	Five Year	Since Inception	Ending value of a $10,000 investment(a)
Core Value Equity Fund	17.82%	14.29%	4.77%	5.42%	$13,369
S&P 500 Index	17.31%	15.65%	2.63%	3.54%	$12,110

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value Basis is inclusive of Short-Term Investment in the GE Institutional Money Market Fund.

*	Less than 0.05%

**	Total returns for the six month period ended March 31, 2011 are not annualized.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Core Value Equity Fund

Schedule of Investments	March 31, 2011 (unaudited)

Core Value Equity Fund

	Number of Shares	Fair Value
Common Stock — 96.5%†

Advertising — 2.0%

Omnicom Group Inc.	78,248	$3,838,847

Aerospace & Defense — 3.2%

General Dynamics Corp.	16,988	1,300,601
Honeywell International Inc.	64,938	3,877,448
Rockwell Collins Inc.	15,444	1,001,235
		6,179,284

Agricultural Products — 1.1%

Archer-Daniels-Midland Co.	57,656	2,076,193

Air Freight & Logistics — 0.9%

FedEx Corp.	18,532	1,733,669

Asset Management & Custody Banks — 4.7%

Ameriprise Financial Inc.	48,391	2,955,722
Invesco Ltd.	53,538	1,368,431
State Street Corp.	51,479	2,313,466	(e)
The Bank of New York Mellon Corp.	83,920	2,506,690
		9,144,309

Biotechnology — 2.0%

Amgen Inc.	25,739	1,375,750	(a,h)
Gilead Sciences Inc.	59,201	2,512,490	(a)
		3,888,240

Coal & Consumable Fuels — 1.0%

Peabody Energy Corp.	27,283	1,963,285

Communications Equipment — 0.9%

Cisco Systems Inc.	100,384	1,721,586	(h)

Computer Hardware — 0.7%

Hewlett-Packard Co.	34,967	1,432,598

Construction & Farm Machinery & Heavy Trucks — 1.0%

Deere & Co.	20,592	1,995,159

Consumer Finance — 0.8%

American Express Co.	35,005	1,582,226

Data Processing & Outsourced Services — 1.7%

The Western Union Co.	157,850	3,278,544

Department Stores — 0.6%

Macy’s Inc.	43,757	1,061,545

	Number of Shares	Fair Value

Diversified Financial Services — 7.4%

Bank of America Corp.	185,324	$2,470,369
Citigroup Inc.	370,647	1,638,260	(a)
JPMorgan Chase & Co.	121,490	5,600,689
US BanCorp	29,972	792,160
Wells Fargo & Co.	118,401	3,753,312
		14,254,790

Diversified Metals & Mining — 0.7%

Freeport-McMoRan Copper & Gold Inc.	25,739	1,429,802

Drug Retail — 0.4%

CVS Caremark Corp.	20,592	706,717

Electric Utilities — 1.4%

NextEra Energy Inc.	38,610	2,128,183
Northeast Utilities	14,929	516,543
		2,644,726

Electrical Components & Equipment — 0.6%

Cooper Industries PLC	18,018	1,169,368

Electronic Components — 0.7%

Corning Inc.	64,938	1,339,671

Fertilizers & Agricultural Chemicals — 0.8%

Potash Corporation of Saskatchewan Inc.	26,769	1,577,497

General Merchandise Stores — 0.9%

Target Corp.	36,035	1,802,110

Gold — 0.6%

Barrick Gold Corp.	20,592	1,068,931

Healthcare Distributors — 0.5%

Cardinal Health Inc.	23,165	952,777

Healthcare Equipment — 2.3%

Covidien PLC	83,860	4,355,688

Healthcare Facilities — 0.5%

HCA Holdings Inc.	28,829	976,438	(a)

Healthcare Services — 1.0%

Omnicare Inc.	66,922	2,006,991

Home Improvement Retail — 0.8%

Lowe’s Companies Inc.	58,944	1,557,890

See Notes to Schedules of Investments and Notes to Financial Statements.

Core Value Equity Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Household Products — 3.6%

Clorox Co.	42,727	$2,993,881
The Procter & Gamble Co.	64,938	4,000,181
		6,994,062

Independent Power Producers & Energy Traders — 1.2%

Calpine Corp.	61,775	980,369	(a)
The AES Corp.	102,958	1,338,454	(a)
		2,318,823

Industrial Conglomerates — 0.3%

Siemens AG ADR	4,581	629,155

Industrial Machinery — 0.2%

Eaton Corp.	6,612	366,569

Integrated Oil & Gas — 6.3%

Chevron Corp.	53,023	5,696,261
Exxon Mobil Corp.	37,065	3,118,279	(h)
Marathon Oil Corp.	28,313	1,509,366
Suncor Energy Inc.	40,153	1,800,461
		12,124,367

Integrated Telecommunication Services — 2.8%

AT&T Inc.	92,662	2,835,457	(h)
Verizon Communications Inc.	64,938	2,502,711
		5,338,168

Investment Banking & Brokerage — 0.8%

Morgan Stanley	54,948	1,501,179

IT Consulting & Other Services — 2.6%

International Business Machines Corp.	30,887	5,036,743	(h)

Life & Health Insurance — 3.1%

MetLife Inc.	35,466	1,586,394
Principal Financial Group Inc.	39,638	1,272,776
Prudential Financial Inc.	49,953	3,076,106
		5,935,276

Life Sciences Tools & Services — 0.9%

Thermo Fisher Scientific Inc.	32,946	1,830,150	(a)

Movies & Entertainment — 4.8%

News Corp.	153,854	2,701,676
The Walt Disney Co.	43,757	1,885,489
Time Warner Inc.	130,876	4,672,273
		9,259,438

Multi-Line Insurance — 0.2%

Hartford Financial Services Group Inc.	15,444	415,907

	Number of Shares	Fair Value

Multi-Utilities — 1.2%

Dominion Resources Inc.	53,538	$2,393,149

Oil & Gas Equipment & Services — 2.4%

Halliburton Co.	31,402	1,565,076
National Oilwell Varco Inc.	12,870	1,020,205
Schlumberger Ltd.	21,325	1,988,769
		4,574,050

Oil & Gas Exploration & Production — 2.9%

Apache Corp.	30,887	4,043,726
Devon Energy Corp.	10,296	944,864
Southwestern Energy Co.	15,444	663,629	(a)
		5,652,219

Oil & Gas Storage & Transportation — 1.6%

El Paso Corp.	123,549	2,223,882
Spectra Energy Corp.	29,858	811,540
		3,035,422

Packaged Foods & Meats — 2.9%

ConAgra Foods Inc.	41,183	978,096
Kraft Foods Inc.	126,124	3,955,249
McCormick & Company Inc.	2,365	113,118
Nestle S.A. ADR	10,296	591,814
		5,638,277

Pharmaceuticals — 5.2%

Bristol-Myers Squibb Co.	59,201	1,564,682
Hospira Inc.	10,811	596,767	(a)
Johnson & Johnson	46,330	2,745,052
Novartis AG ADR	34,489	1,874,477
Pfizer Inc.	164,733	3,345,727
		10,126,705

Property & Casualty Insurance — 1.0%

ACE Ltd.	28,828	1,865,172

Rail roads — 0.7%

Union Pacific Corp.	13,385	1,316,147

Reinsurance — 0.8%

PartnerRe Ltd.	19,485	1,543,991

Research & Consulting Services — 0.8%

Nielsen Holdings N.V.	56,627	1,546,483	(a)

Semiconductor Equipment — 0.7%

Applied Materials Inc.	32,946	514,617
KLA-Tencor Corp.	19,048	902,304
		1,416,921

See Notes to Schedules of Investments and Notes to Financial Statements.

Core Value Equity Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Semiconductors — 2.8%

Intel Corp.	154,436	$3,114,974
Microchip Technology Inc.	21,621	821,814
Texas Instruments Inc.	41,183	1,423,285
		5,360,073

Soft Drinks — 2.1%

PepsiCo Inc.	63,319	4,078,377

Steel — 1.4%

Allegheny Technologies Inc.	38,609	2,614,602

Systems Software — 4.0%

Microsoft Corp.	179,829	4,560,463	(h)
Oracle Corp.	92,412	3,083,788	(h)
		7,644,251

Total Common Stock (Cost $155,398,032)		186,294,557
Exchange Traded Funds — 1.9%
Financial Select Sector SPDR Fund	41,327	678,176	(n)
Industrial Select Sector SPDR Fund	75,262	2,835,872	(h,n)

Total Exchange Traded Funds (Cost $2,927,644)		3,514,048
Other Investments — 0.0%*
GEI Investment Fund (Cost $19,976)		20,376	(k)

Total Investments in Securities (Cost $158,345,652)		189,828,981
Short-Term Investments — 2.0%
GE Institutional Money Market Fund Investment Class 0.15% (Cost $3,881,935)		3,881,935	(d,k)

Total Investments (Cost $162,227,587)		193,710,916

Liabilities in Excess of Other Assets, net — (0.4)%		(722,563)

NET ASSETS — 100.0%		$192,988,353

Other Information

The Fund had the following long futures contracts open at March 31, 2011 (unaudited):

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	June 2011	40	$2,642,000	$59,250

See Notes to Schedules of Investments and Notes to Financial Statements.

Premier Growth Equity Fund	(unaudited)

David B. Carlson Co-Chief Investment Officer – U.S. Equities

The Premier Growth Equity Fund is managed by David B. Carlson. See portfolio managers’ biographical information beginning on page 134.

Q.	How did the GE Institutional Premier Growth Equity Fund perform compared to its benchmarks and Morningstar peer group for the six-month period ended March 31, 2011?

A.

For the six-month period ended March 31, 2011, the GE Institutional Premier Growth Equity Fund returned 17.14% for the Investment Class shares and 16.98% for the Service Class shares. The Fund’s benchmarks, the S&P 500® Index (S&P 500 Index) and the Russell 1000® Growth Index returned 17.31% and 18.57%, respectively and the Fund’s Morningstar peer group of 1,774 US OE Large Growth funds returned an average of 17.80% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	U.S. stocks rose sharply during the period, against a backdrop of improving economic and employment data, the prospect of business-friendly policies based on Republican legislature gains in the mid-term elections, a pick-up in M&A activity, and generally strong corporate profit growth. Fundamentals seemed to matter more as stocks rose despite several significant concerns, including rising inflation, a re-emerging European sovereign debt crisis, political unrest — with varying degrees of violence — in the Middle East and North Africa and Japan’s massive earthquake and aftermath.

Sectors levered to rising commodity costs led the U.S. markets higher, notably energy and materials. The industrials sector was also up over 20% as economic activity accelerated. Lagging S&P 500 sectors included the more defensive telecommunications, consumer staples, health care and utilities sectors — and technology lagged some of the more cyclical sectors. Smaller capitalization stocks generally outperformed large-cap stocks, as has been historically the case in the early innings of an economic recovery. We believe high quality companies (strong balance sheets, managements, industry leadership and free cash flow generation) lagged lower quality companies as many investors embraced risk during the six-month period.

Q.	What stocks and sectors significantly affected the Fund’s performance?

A.	Strong stock selection in financial stocks contributed to the Fund’s performance, due to a 46% increase in CB Richard Ellis amid improving credit conditions and commercial real estate outlook. Our stock selection among the commodity-oriented cyclicals also helped, with strong gains in oil services company, Schlumberger (+52%), and agricultural biotechnology company, Monsanto (+52%). Despite a significant performance contribution from our overall energy holdings (+49%) it was not enough to offset the detriment of underweighting energy as the sector soared over 41%. Our sole telecommunications holding, American Tower (+1%) lagged following AT&T’s bid for T-Mobile — as investors worried that this combination might mute the tower company’s growth prospects. We were not immediately concerned, and remained positive on American Tower’s international growth potential. Within health care, a 3% pullback in biotechnology giant, Amgen, was more than offset by a 30% rally in hospital supplies and equipment manufacturer, Covidien.

Q.	Were there any significant changes in the Fund during the period?

A.

There were no significant changes during the period. The Fund remained positioned for a slow-economic growth environment, as we continued to employ our bottom-up process of seeking high quality stocks that we believe can generate double-digit earnings growth. We ended the period with 35 stocks in the Fund, consistent with our

(unaudited)

history. The largest sector weighting remained technology at approximately 31% of the Fund — as we continued to like the financial conditions, global business models and valuations of many leading tech companies. The largest sector weightings after technology remained consumer discretionary, health care and financials.

In terms of portfolio activity, we eliminated Corning within technology, and bolstered our holdings in existing technology names. Within consumer discretionary, we eliminated cable company, Comcast, and initiated positions in other stocks which we deemed to have greater appreciation potential, including Discovery Communications and online retail giant, Amazon.com. In financials we eliminated specialty-insurer AFLAC (fortunately in advance of the Japanese earthquake as its profits are tied to Japan). We made a switch within energy, selling natural gas producer, Southwestern Energy, and purchasing a leading energy services company, Halliburton. We built our exposure to the materials sector, purchasing Ecolab, a global specialty chemical and services provider. We also eliminated Medtronic and Iron Mountain during the period. The Fund continues to focus on high-quality companies, with above-average earnings growth potential, trading at attractive valuations.

Premier Growth Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

October 01, 2010 - March 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,171.39	2.00
Service Class	1,000.00	1,169.81	3.35
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,022.82	1.87
Service Class	1,000.00	1,021.61	3.12

*	Expenses are equal to the Fund’s annualized expense ratio of 0.37% for Investment Class Shares and 0.62% for Service Class Shares (for the period October 01, 2010 - March 31, 2011), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended March 31, 2011 were as follows: 17.14% for Investment Class shares, and 16.98% for Service Class shares. Past performance does not guarantee future results.

Premier Growth Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above average growth histories and/or growth potential.

Morningstar Performance Comparison

Large Growth Peer Group

Based on average annual returns for periods ended 03/31/11

	Six months*	One Year	Five Year	Ten Year
Number of funds in peer group	1,774	1,751	1,602	1,304
Peer group average annual total return†	17.80%	16.66%	2.58%	2.07%

Morningstar Category in peer group : Large Growth

†	Morningstar performance comparisons are based on average annual total returns for the six months*, one year, five year and ten year periods indicated in the US OE Large Growth peer group consisting of 1,774, 1,751, 1,602 and 1,304 underlying funds, respectively.

Top Ten Largest Holdings as of March 31, 2011

as a % of Fair Value(b)(c)

Schlumberger Ltd.	5.00%
QUALCOMM Inc.	4.76%
The Western Union Co.	4.46%
Apple Inc.	4.19%
Express Scripts Inc.	4.17%
DIRECTV	3.97%
CME Group Inc.	3.88%
Visa Inc.	3.68%
Covidien PLC	3.62%
PepsiCo Inc.	3.59%

Sector Allocation as of March 31, 2011

Portfolio Composition as a % of the Fair Value of $276,685 (in thousands) as of March 31, 2011(b)(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2011

Investment Class Shares (Inception date: 10/29/99)

	Six Months*	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
Premier Growth Equity Fund	17.14%	12.11%	3.44%	3.20%	$13,698
S&P 500 Index	17.31%	15.65%	2.63%	3.29%	$13,826
Russell 1000 Growth	18.57%	18.26%	4.34%	3.00%	$13,437

Service Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2011

Service Class Shares (Inception date: 1/3/01)

	Six Months*	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
Premier Growth Equity Fund	16.98%	11.91%	3.07%	2.88%	$13,278
S&P 500 Index	17.31%	15.65%	2.63%	3.29%	$13,826
Russell 1000 Growth	18.57%	18.26%	4.34%	3.00%	$13,437

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of Short-Term Investment in the GE Institutional Money Market Fund.

*	Total returns for the six month period ended March 31, 2011 are not annualized.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Premier Growth Equity Fund

Schedule of Investments	March 31, 2011 (unaudited)

Premier Growth Equity Fund

	Number of Shares	Fair Value
Common Stock — 98.0%†

Application Software — 1.4%

Intuit Inc.	71,219	$3,781,729	(a)

Asset Management & Custody Banks — 2.8%

State Street Corp.	170,925	7,681,369	(e)

Biotechnology — 4.8%

Amgen Inc.	163,210	8,723,574	(a)
Gilead Sciences Inc.	106,828	4,533,780	(a)
		13,257,354

Broadcasting —2.0%

Discovery Communications Inc. (Class C)	157,284	5,537,970	(a)

Cable & Satellite — 7.5%

DIRECTV	234,428	10,971,230	(a)
Liberty Global Inc.	246,298	9,849,457	(a)
		20,820,687

Communications Equipment — 6.1%

Cisco Systems Inc.	222,554	3,816,801	(h)
QUALCOMM Inc.	240,363	13,179,103
		16,995,904

Computer Hardware — 4.2%

Apple Inc.	33,261	11,589,795	(a)

Data Processing & Outsourced Services — 10.3%

Paychex Inc.	192,885	6,048,874
The Western Union Co.	593,490	12,326,787
Visa Inc.	138,284	10,180,468
		28,556,129

Fertilizers & Agricultural Chemicals — 2.6%

Monsanto Co.	99,706	7,204,756

Healthcare Equipment — 3.6%

Covidien PLC	192,902	10,019,330

Healthcare Facilities — 1.1%

VCA Antech Inc.	124,633	3,138,259	(a)

Healthcare Services — 5.8%

Express Scripts Inc.	207,721	11,551,365	(a)
Lincare Holdings Inc.	148,372	4,400,714
		15,952,079

	Number of Shares	Fair Value

Home Furnishing Retail — 2.8%

Bed Bath & Beyond Inc.	160,242	$7,734,881	(a,h)

Home Improvement Retail — 2.8%

Lowe’s Companies Inc.	296,745	7,842,970

Hotels, Resorts & Cruise Lines — 2.1%

Carnival Corp.	151,341	5,805,441

Industrial Machinery — 3.3%

Dover Corp.	137,690	9,051,741

Internet Retail — 1.2%

Amazon.com Inc.	18,399	3,314,212	(a)

Internet Software & Services — 6.5%

Baidu Inc. ADR	69,980	9,643,944	(a)
eBay Inc.	273,005	8,474,075	(a)
		18,118,019

Investment Banking & Brokerage — 3.0%

The Goldman Sachs Group Inc.	51,634	8,182,440

Oil & Gas Equipment & Services — 7.3%

Halliburton Co.	130,573	6,507,758
Schlumberger Ltd.	148,372	13,837,173
		20,344,931

Real Estate Services — 1.9%

CB Richard Ellis Group Inc. (REIT)	198,815	5,308,360	(a)

Soft Drinks — 3.6%

PepsiCo Inc.	154,307	9,938,914

Specialized Finance — 3.9%

CME Group Inc.	35,610	10,738,196

Specialty Chemicals — 1.3%

Ecolab Inc.	68,254	3,482,319

Systems Software — 2.8%

Microsoft Corp.	308,616	7,826,502

Wireless Telecommunication Services — 3.3%

American Tower Corp.	175,079	9,072,594	(a)

Total Common Stock (Cost $222,846,459)		271,296,881

See Notes to Schedules of Investments and Notes to Financial Statements.

Premier Growth Equity Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Fair Value
Other Investments — 0.1%
GEI Investment Fund (Cost $143,270)	$146,136	(k)

Total Investments in Securities (Cost $222,989,729)	271,443,017
Short-Term Investments — 1.8%
GE Institutional Money Market Fund Investment Class 0.15% (Cost $5,242,121)	5,242,121	(d,k)

Total Investments (Cost $228,231,850)	276,685,138

Other Assets and Liabilities, net — 0.1%	150,276

NET ASSETS —100.0%	$276,835,414

Other Information

The Fund had the following short futures contracts open at March 31, 2011 (unaudited):

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
S&P 500 Emini Index Futures	June 2011	23	$(1,519,150)	$(39,039)

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund	(unaudited)

                                    [GRAPHIC]

David Wiederecht

President and Chief Investment Officer – Investment Strategies

The Small-Cap Equity Fund is managed by David Wiederecht, who is vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Mr. Wiederecht has full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Champlain Investment Partners, LLC; GlobeFlex Capital, LP; Kennedy Capital Management, Inc.; Palisade Capital Management L.L.C., and SouthernSun Asset Management, LLC. See portfolio managers’ biographical information beginning on page 134.

Q.	How did the GE Institutional Small-Cap Equity Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended March 31, 2011?

A.	For the six-month period ended March 31, 2011, the GE Institutional Small-Cap Equity Fund returned 27.96% for the Investment Class shares and 27.74% for the Service Class shares. The Fund’s benchmark, the Russell 2000 Index returned 25.49% and the Fund’s Morningstar peer group of 693 US OE Small Blend Funds returned an average of 25.02% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The U.S. equity markets rallied strongly in the fourth quarter of 2010 as a series of positive news events unfolded. Factors contributing to a more positive equity tone included: (i) a strong corporate earnings season with a majority of companies either meeting or beating expectations; (ii) the launch of additional quantitative easing by the U.S. Federal Reserve in early November; (iii) the extension of the Bush era tax rates coupled with a reduction in withholding for FICA; and (iv) improving economic data. However, the Barclays Capital U.S. Aggregate Bond Index posted a negative return of -1.3% in the fourth quarter of 2010 due to higher interest rates across the maturity spectrum as economic fundamentals strengthened.

The equity rally continued in the first quarter of 2011 as strong corporate earnings and economic data continued and M&A activity along with reasonable stock valuations provided support to equity prices. This is all the more impressive given several exogenous shocks that occurred in the first quarter including the upheaval in the Middle East and North Africa, rising oil prices, a massive earthquake in Japan and ongoing concerns surrounding sovereign debt in Europe. Global economic data remained strong and purchasing managers indices (PMI) continued to expand both in the U.S. and abroad. In the U.S., leading economic indicators, small business lending and consumer confidence all pointed to improvement in the economy and the unemployment rate fell to 8.8%. Inflation remained subdued in the developed markets and central banks kept rates close to or at historical lows. The Barclays Capital U.S. Aggregate Bond Index posted a total return of 0.42% in the first quarter as treasury yields finished the period higher, reflecting stronger U.S. and global economic growth mentioned above.

Q.	What stocks and sectors significantly affected the Fund’s performance?

A.	The Fund benefited from strong security selection by its underlying sub-advisers, a majority of who outperformed their respective benchmarks. Positive security selection in nine out of ten sectors led to the outperformance of the strategy. The Fund’s holdings in the industrials, consumer discretionary and energy sectors were among the top contributors, while the materials sector was the only sector that detracted from the Fund’s relative performance.

Q.	Were there any significant changes in the Fund during the period?

A.	The Fund did not materially change its sector exposure during the period. The weight held in the IT sector decreased by close to 2% and the consumer staples exposure was trimmed by 1%. The biggest increase in exposure was to the industrial sector which increased by 1.5%. At the end of the period, the Fund’s largest overweight were in the consumer staples, industrials and healthcare sectors, while the largest underweight were in financials, IT and utilities.

Small-Cap Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

October 01, 2010 - March 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,279.62	5.00
Service Class	1,000.00	1,277.38	6.42
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,020.34	4.43
Service Class	1,000.00	1,019.11	5.69

*	Expenses are equal to the Fund’s annualized expense ratio of 0.88% for Investment Class Shares and 1.13% for Service Class Shares, (for the period October 01, 2010 - March 31, 2011), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended March 31, 2011 were as follows: 27.96% for Investment Class shares, and 27.74% for Service Class shares. Past performance does not guarantee future results.

Small-Cap Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles, which allows the Fund to benefit from both value and growth cycles in the marketplace.

Morningstar Performance Comparison

Small Blend Peer Group

Based on average annual returns for periods ended 03/31/11

	Six months**	One Year	Five Year	Ten Year
Number of funds in peer group	693	676	600	450
Peer group average annual total return†	25.02%	25.32%	2.76%	8.15%

Morningstar Category in peer group : Small Blend

†	Morningstar performance comparisons are based on average annual total returns for the six months**, one year, five year and ten year periods indicated in the US OE Small Blend peer group consisting of 693, 676, 600 and 450 underlying funds, respectively.

Top Ten Largest Holdings as of March 31, 2011

as a % of Fair Value(b)(c)

Sensient Technologies Corp.	1.19%
Smithfield Foods Inc.	0.99%
Darling International Inc.	0.97%
Oil States International Inc.	0.95%
Bio-Reference Laboratories Inc.	0.91%
LKQ Corp.	0.87%
Arch Chemicals Inc.	0.85%
Deckers Outdoor Corp.	0.84%
John Wiley & Sons Inc.	0.84%
Polaris Industries Inc.	0.83%

Sector Allocation as of March 31, 2011

Portfolio Composition as a % of the Fair Value of $958,320 (in thousands) as of March 31, 2011(b)(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2011

Investment Class Shares (Inception date: 8/3/98)

	Six Months**	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
Small-Cap Equity Fund	27.96%	30.13%	3.57%	7.95%	$21,485
Russell 2000 Index	25.49%	25.79%	3.34%	7.88%	$21,357

Service Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2011

Service Class Shares (Inception date: 9/30/05)

	Six Months**	One Year	Five Year	Since Inception	Ending value of a $10,000 investment(a)
Small-Cap Equity Fund	27.74%	29.78%	3.31%	5.53%	$13,443
Russell 2000 Index	25.49%	25.79%	3.34%	5.72%	$13,581

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value Basis is inclusive of Short-Term Investments in the GE Institutional Money Market Fund.

*	Less than 0.05%

**	Total returns for the six month period ended March 31, 2011 are not annualized.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance, The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Small-Cap Equity Fund

Schedule of Investments	March 31, 2011 (unaudited)

Small-Cap Equity Fund

	Number of Shares	Fair Value
Common Stock — 93.4%†

Advertising — 0.7%

Arbitron Inc.	156,900	$6,280,707

Aerospace & Defense — 0.9%

Esterline Technologies Corp.	22,840	1,615,245	(a)
Moog Inc.	18,514	849,978	(a)
Teledyne Technologies Inc.	116,000	5,998,360	(a)
		8,463,583

Agricultural Products — 1.1%

Darling International Inc.	604,800	9,295,776	(a)
Fresh Del Monte Produce Inc.	33,768	881,682
		10,177,458

Air Freight & Logistics — 0.2%

UTi Worldwide Inc.	80,500	1,629,320

Apparel Retail — 1.2%

Aeropostale Inc.	168,400	4,095,488	(a)
American Eagle Outfitters Inc.	89,500	1,422,155
Brown Shoe Company Inc.	15,542	189,923
The Buckle Inc.	97,600	3,943,040
The Cato Corp.	17,400	426,300
DSW Inc.	10,200	407,592	(a)
The Finish Line Inc.	28,200	559,770
Genesco Inc.	21,689	871,898	(a)
		11,916,166

Apparel, Accessories & Luxury Goods — 1.2%

Columbia Sportswear Co.	116,448	6,919,340
Fossil Inc.	8,600	805,390	(a)
Maidenform Brands Inc.	118,700	3,391,259	(a)
Movado Group Inc.	32,617	478,818	(a)
The Warnaco Group Inc.	3,400	194,446	(a)
		11,789,253

Application Software — 4.6%

ACI Worldwide Inc.	67,200	2,204,160	(a)
Actuate Corp.	68,700	357,240	(a)
Blackbaud Inc.	226,200	6,161,688
Blackboard Inc.	107,000	3,877,680	(a)
Bottomline Technologies Inc.	134,500	3,381,330	(a)
Concur Technologies Inc.	40,000	2,218,000	(a)
Ebix Inc.	69,400	1,641,310	(a)
Lawson Software Inc.	42,600	515,460	(a)
Manhattan Associates Inc.	13,700	448,264	(a)
Monotype Imaging Holdings Inc.	35,800	519,100	(a)
NICE Systems Ltd. ADR	66,500	2,456,510	(a)
Parametric Technology Corp.	255,000	5,734,950	(a)

	Number of Shares	Fair Value

Quest Software Inc.	37,207	$944,686	(a)
SolarWinds Inc.	194,200	4,555,932	(a)
Solera Holdings Inc.	37,350	1,908,585
SS&C Technologies Holdings Inc.	148,510	3,032,574	(a)
TeleNav Inc.	52,100	618,427	(a)
Ultimate Software Group Inc.	53,500	3,143,125	(a)
		43,719,021

Asset Management & Custody Banks — 1.1%

Affiliated Managers Group Inc.	67,825	7,418,020	(a)
Financial Engines Inc.	98,700	2,720,172	(a)
Pzena Investment Management Inc.	60,200	425,012
		10,563,204

Auto Parts & Equipment — 0.4%

Dana Holding Corp.	75,285	1,309,206	(a)
Dorman Products Inc.	3,250	136,793	(a)
Federal-Mogul Corp.	16,950	422,055	(a)
Modine Manufacturing Co.	52,240	843,154	(a)
Spartan Motors Inc.	34,464	236,423
Stoneridge Inc.	53,368	780,240	(a)
Tenneco Inc.	7,750	328,988	(a)
		4,056,859

Automobile Manufacturers — 0.0%*

Thor Industries Inc.	14,185	473,353

Automotive Retail — 0.1%

America’s Car-Mart Inc.	29,690	765,408	(a)

Biotechnology — 0.7%

Acorda Therapeutics Inc.	19,100	443,120	(a)
Cubist Pharmaceuticals Inc.	47,900	1,208,996	(a)
Genomic Health Inc.	80,000	1,968,000	(a)
Myriad Genetics Inc.	120,500	2,428,075	(a)
Nabi Biopharmaceuticals	75,900	440,979	(a)
PDL BioPharma Inc.	44,836	260,049
Sciclone Pharmaceuticals Inc.	104,300	421,372	(a)
		7,170,591

Building products — 0.2%

AAON Inc.	20,148	662,869
Apogee Enterprises Inc.	34,465	454,593
Universal Forest Products Inc.	26,073	955,575
		2,073,037

Coal & Consumable Fuels — 0.7%

Cloud Peak Energy Inc.	17,200	371,348	(a)
James River Coal Co.	246,000	5,945,820	(a)
		6,317,168

Commercial Printing — 0.1%

Multi-Color Corp.	26,300	531,523

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Commodity Chemicals — 0.8%

Calgon Carbon Corp.	18,300	$290,604	(a)
Koppers Holdings Inc.	172,650	7,372,155
		7,662,759

Communications Equipment — 0.7%

Acme Packet Inc.	5,850	415,116	(a)
Arris Group Inc.	70,682	900,489	(a)
Blue Coat Systems Inc.	107,000	3,013,120	(a)
DG FastChannel Inc.	9,100	293,202	(a)
Netgear Inc.	25,785	836,465	(a)
Plantronics Inc.	12,150	444,933
Riverbed Technology Inc.	11,200	421,680	(a)
		6,325,005

Computer & Electronics Retail — 0.0%*

Systemax Inc.	30,936	418,255	(a)

Computer Storage & Peripherals — 0.0%*

QLogic Corp.	24,300	450,765	(a)

Construction & Engineering — 2.0%

Chicago Bridge & Iron Company N.V.	178,450	7,255,777
Great Lakes Dredge & Dock Corp.	51,550	393,327
Primoris Services Corp.	44,300	449,202
Quanta Services Inc.	169,000	3,790,670	(a)
URS Corp.	152,425	7,019,171	(a)
		18,908,147

Construction & Farm Machinery & Heavy Trucks — 2.6%

AGCO Corp.	121,625	6,685,726	(a)
Astec Industries Inc.	36,337	1,355,007	(a)
Cascade Corp.	69,750	3,109,455
Greenbrier Companies Inc.	40,253	1,142,380	(a)
NACCO Industries Inc.	2,400	265,608
The Toro Co.	7,842	519,297
Trinity Industries Inc.	208,250	7,636,528
WABCO Holdings Inc.	12,900	795,156	(a)
Wabtec Corp.	53,500	3,628,905
		25,138,062

Consumer Electronics — 0.0%*

Harman International Industries Inc.	4,729	221,412

Consumer Finance — 0.2%

Ezcorp Inc.	21,050	660,760	(a)
First Cash Financial Services Inc.	14,600	563,560	(a)
Nelnet Inc.	20,850	455,155
		1,679,475

Data Processing & Outsourced Services — 2.1%

Broadridge Financial Solutions Inc.	236,410	5,364,143
Cardtronics Inc.	159,500	3,245,825	(a)
ExlService Holdings Inc.	13,450	284,468	(a)

	Number of Shares	Fair Value

Global Cash Access Holdings Inc.	353,200	$1,154,964	(a)
Jack Henry & Associates Inc.	80,500	2,728,145
NeuStar Inc.	134,000	3,427,720	(a)
TeleTech Holdings Inc.	18,450	357,561	(a)
TNS Inc.	27,335	425,606	(a)
Wright Express Corp.	53,500	2,773,440	(a)
		19,761,872

Distributors — 0.9%

LKQ Corp.	344,500	8,302,450	(a)

Diversified Chemicals — 0.0%*

Solutia Inc.	17,400	441,960	(a)

Diversified Metals & Mining — 0.5%

Compass Minerals International Inc.	43,700	4,087,261
Materion Corp.	10,300	420,240	(a)
		4,507,501

Diversified Real Estate Activities — 0.2%

Coresite Realty Corp. (REIT)	99,500	1,576,080

Diversified REITs — 0.2%

Cousins Properties Inc.	64,142	535,586
PS Business Parks Inc.	7,400	428,756
Washington Real Estate Investment Trust	22,194	690,011
		1,654,353

Diversified Support Services — 0.7%

Copart Inc.	80,000	3,466,400	(a)
Healthcare Services Group Inc.	150,696	2,649,236
Unifirst Corp.	17,148	909,016
		7,024,652

Education Services — 1.1%

American Public Education Inc.	53,500	2,164,075	(a)
Capella Education Co.	40,000	1,991,600	(a)
K12 Inc.	80,500	2,712,850	(a)
Lincoln Educational Services Corp.	71,520	1,136,453
Strayer Education Inc.	16,000	2,087,840
		10,092,818

Electric Utilities — 0.7%

Allete Inc.	18,331	714,359
IDACORP Inc.	138,000	5,257,800
Westar Energy Inc.	31,423	830,196
		6,802,355

Electrical Components & Equipment — 1.5%

Acuity Brands Inc.	6,900	403,581
Brady Corp.	175,484	6,263,024
EnerSys	12,300	488,925	(a)
Generac Holdings Inc.	19,211	389,791	(a)
II-VI Inc.	14,516	722,171	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

LSI Industries Inc.	34,584	$250,388
Preformed Line Products Company	4,995	345,504
Regal-Beloit Corp.	14,767	1,090,248
Woodward Governor Co.	130,200	4,499,712
		14,453,344

Electronic Components — 0.1%

Vishay Intertechnology Inc.	34,400	610,256	(a)

Electronic Equipment & Instruments — 0.9%

Checkpoint Systems Inc.	15,500	348,440	(a)
Coherent Inc.	9,000	522,990	(a)
Daktronics Inc.	33,166	356,535
Elster Group SE ADR	44,100	716,625	(a)
FARO Technologies Inc.	80,500	3,220,000	(a)
National Instruments Corp.	67,000	2,195,590
Rofin-Sinar Technologies Inc.	36,210	1,430,295	(a)
		8,790,475

Electronic Manufacturing Services — 0.5%

CTS Corp.	32,500	351,000
Measurement Specialties Inc.	51,593	1,757,258	(a)
Methode Electronics Inc.	70,327	849,550
Multi-Fineline Electronix Inc.	47,467	1,339,519	(a)
Plexus Corp.	18,198	638,022	(a)
		4,935,349

Environmental & Facilities Services — 1.1%

ABM Industries Inc.	200,000	5,078,000
Waste Connections Inc.	174,000	5,009,460
		10,087,460

Food Distributors — 0.1%

Nash Finch Co.	9,265	351,514
Spartan Stores Inc.	60,900	900,711
		1,252,225

Food Retail — 0.5%

Ruddick Corp.	133,500	5,151,765

Footwear — 1.4%

Deckers Outdoor Corp.	93,088	8,019,531	(a)
K-Swiss Inc.	30,853	347,713	(a)
The Timberland Co.	18,750	774,188	(a)
Wolverine World Wide Inc.	103,369	3,853,596
		12,995,028

Gas Utilities — 0.2%

South Jersey Industries Inc.	27,128	1,518,354

Gold — 0.0%*

Royal Gold Inc.	8,200	429,680

Healthcare Distributors — 0.7%

Owens & Minor Inc.	197,346	6,409,798

	Number of Shares	Fair Value

Healthcare Equipment — 2.9%

American Medical Systems Holdings Inc.	134,500	$2,910,580	(a)
Analogic Corp.	6,700	378,885
Exactech Inc.	16,285	285,802	(a)
Gen-Probe Inc.	53,500	3,549,725	(a)
Hill-Rom Holdings Inc.	21,127	802,403
Integra LifeSciences Holdings Corp.	92,800	4,400,576	(a)
Masimo Corp.	95,000	3,144,500
Natus Medical Inc.	21,200	356,160	(a)
NuVasive Inc.	134,000	3,392,880	(a)
SonoSite Inc.	67,000	2,232,440	(a)
STERIS Corp.	9,000	310,860
Teleflex Inc.	40,500	2,348,190
Thoratec Corp.	115,400	2,992,322	(a)
Zoll Medical Corp.	20,630	924,430	(a)
		28,029,753

Healthcare Facilities — 0.5%

The Ensign Group Inc.	14,000	447,020
National Healthcare Corp.	4,135	192,236
Sun Healthcare Group Inc.	64,663	909,808	(a)
VCA Antech Inc.	134,500	3,386,710	(a)
		4,935,774

Healthcare Services — 2.4%

Bio-Reference Laboratories Inc.	390,300	8,758,332	(a)
Catalyst Health Solutions Inc.	7,650	427,865	(a)
Continucare Corp.	128,959	689,931	(a)
Gentiva Health Services Inc.	13,650	382,610	(a)
HMS Holdings Corp.	71,800	5,876,830	(a)
Mednax Inc.	97,800	6,514,458	(a)
		22,650,026

Healthcare Supplies — 1.1%

Atrion Corp.	950	165,747
Immucor Inc.	95,200	1,883,056	(a)
Meridian Bioscience Inc.	80,500	1,931,195
Merit Medical Systems Inc.	49,227	965,834	(a)
West Pharmaceutical Services Inc.	130,300	5,833,531
		10,779,363

Healthcare Technology — 0.9%

Allscripts Healthcare Solutions Inc.	19,653	412,516	(a)
athenahealth Inc.	40,500	1,827,765	(a)
Computer Programs & Systems Inc.	48,520	3,118,866
MedAssets Inc.	200,500	3,061,635	(a)
Medidata Solutions Inc.	20,600	526,742	(a)
		8,947,524

Home Entertainment Software — 0.0%*

Take-Two Interactive Software Inc.	27,900	428,823	(a)

Home Furnishing Retail — 0.8%

Aaron’s Inc.	286,861	7,274,795

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Home furnishing Retail — 0.0%*

Pier 1 Imports Inc.	46,550	$472,482	(a)

Home Furnishings — 0.0%*

Hooker Furniture Corp.	2,436	29,135

Hotels, Resorts & Cruise Lines — 0.1%

Summit Hotel Properties Inc. (REIT)	56,997	566,550	(a)

Household Products — 0.2%

WD-40 Co.	53,500	2,265,190

Housewares & Specialties — 1.1%

Jarden Corp.	204,300	7,266,951
Tupperware Brands Corp.	53,500	3,194,485
		10,461,436

Human Resource & Employment Services — 0.0%*

Korn/Ferry International	18,500	411,995	(a)

Hypermarkets & Super Centers — 0.0%*

Pricesmart Inc.	11,300	414,032

Industrial Machinery — 4.8%

Actuant Corp.	46,417	1,346,093
Briggs & Stratton Corp.	24,199	548,107
CIRCOR International Inc.	5,300	249,206
CLARCOR Inc.	127,100	5,710,603
Columbus McKinnon Corp.	33,407	616,693	(a)
Flowserve Corp.	36,175	4,659,340
Harsco Corp.	60,600	2,138,574
IDEX Corp.	134,500	5,870,925
Kaydon Corp.	9,150	358,588
Lincoln Electric Holdings Inc.	10,674	810,370
Middleby Corp.	73,525	6,854,001	(a)
Mueller Industries Inc.	59,000	2,160,580
Nordson Corp.	57,100	6,569,926
Robbins & Myers Inc.	40,000	1,839,600
Tennant Co.	10,900	458,236
Timken Co.	92,050	4,814,215
Valmont Industries Inc.	5,981	624,237
		45,629,294

Industrial REITs — 0.2%

DuPont Fabros Technology Inc.	35,191	853,382
First Potomac Realty Trust	45,182	711,617
		1,564,999

Insurance Brokers — 0.6%

Arthur J Gallagher & Co.	80,500	2,448,005
Brown & Brown Inc.	134,500	3,470,100
		5,918,105

	Number of Shares	Fair Value

Internet Software & Services — 1.0%

Ancestry.com Inc.	12,400	$439,580	(a)
comScore Inc.	133,500	3,939,585	(a)
Constant Contact Inc.	80,000	2,792,000	(a)
Infospace Inc.	54,700	473,702	(a)
Liquidity Services Inc.	21,800	389,348	(a)
LogMeIn Inc.	43,000	1,812,880	(a)
		9,847,095

Investment Banking & Brokerage — 1.2%

BGC Partners Inc.	38,748	359,969
GFI Group Inc.	354,500	1,779,590
Piper Jaffray Companies	22,887	948,208	(a)
Raymond James Financial Inc.	179,700	6,871,728
Stifel Financial Corp.	15,946	1,144,763	(a)
		11,104,258

IT Consulting & Other Services — 0.0%*

Unisys Corp.	9,900	309,078	(a)

Leisure Products — 0.8%

Polaris Industries Inc.	91,385	7,952,323

Life & Health Insurance — 0.1%

American Equity Investment Life Holding Co.	35,045	459,790
Delphi Financial Group Inc.	19,635	602,991
		1,062,781

Life Sciences Tools & Services — 2.2%

Bio-Rad Laboratories Inc.	40,000	4,805,600	(a)
Bruker Corp.	362,559	7,559,355	(a)
ICON PLC ADR	164,200	3,545,078	(a)
Luminex Corp.	134,500	2,523,220	(a)
Techne Corp.	35,000	2,506,000
		20,939,253

Managed Healthcare — 1.6%

AMERIGROUP Corp.	12,250	787,062	(a)
Centene Corp.	223,450	7,369,381	(a)
Metropolitan Health Networks Inc.	46,363	219,297	(a)
Molina Healthcare Inc.	162,150	6,486,000	(a)
		14,861,740

Marine — 0.1%

Genco Shipping & Trading Ltd.	42,215	454,656	(a)

Metal & Glass Containers — 1.1%

AEP Industries Inc.	19,211	570,951	(a)
Aptargroup Inc.	107,000	5,363,910
Myers Industries Inc.	32,187	319,617
Silgan Holdings Inc.	107,000	4,080,980
		10,335,458

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Multi-Line Insurance — 0.8%

HCC Insurance Holdings Inc.	233,700	$7,317,147
Horace Mann Educators Corp.	28,355	476,364
		7,793,511

Multi-Sector Holdings — 0.0%*

Compass Diversified Holdings	23,421	345,226
		345,226

Multi-Utilities — 1.0%

Avista Corp.	44,379	1,026,486
Black Hills Corp.	26,146	874,322
OGE Energy Corp.	147,400	7,452,544
		9,353,352

Office Electronics — 0.4%

Zebra Technologies Corp.	87,200	3,421,728	(a)

Office REITs — 1.4%

BioMed Realty Trust Inc.	317,057	6,030,424
Digital Realty Trust Inc.	114,400	6,651,216
Highwoods Properties Inc.	8,878	310,819
Lexington Realty Trust	34,407	321,705
		13,314,164

Office Services & Supplies — 0.3%

Herman Miller Inc.	50,200	1,379,998
Kimball International Inc.	28,042	196,294
Knoll Inc.	23,485	492,246
Steelcase Inc.	39,700	451,786
		2,520,324

Oil & Gas Drilling — 0.5%

Pioneer Drilling Co.	318,088	4,389,614	(a)

Oil & Gas Equipment & Services — 2.3%

Dawson Geophysical Co.	27,537	1,208,324	(a)
Dril-Quip Inc.	26,700	2,110,101	(a)
Hornbeck Offshore Services Inc.	9,950	306,958	(a)
Oil States International Inc.	119,672	9,111,826	(a)
RPC Inc.	13,125	332,325
Superior Energy Services Inc.	134,500	5,514,500	(a)
Tetra Technologies Inc.	212,500	3,272,500	(a)
		21,856,534

Oil & Gas Exploration & Production — 3.4%

Bill Barrett Corp.	17,573	701,338	(a)
Brigham Exploration Co.	86,250	3,206,775	(a)
Carrizo Oil & Gas Inc.	12,930	477,505	(a)
Clayton Williams Energy Inc.	5,000	528,500	(a)
Contango Oil & Gas Co.	6,800	430,032	(a)
Energy XXI Bermuda Ltd.	14,600	497,860	(a)
GMX Resources Inc.	86,831	535,747	(a)
Gulfport Energy Corp.	102,400	3,701,760	(a)
Northern Oil and Gas Inc.	53,500	1,428,450	(a)

	Number of Shares	Fair Value

Oasis Petroleum Inc.	85,500	$2,703,510	(a)
Petroleum Development Corp.	19,119	917,903	(a)
Resolute Energy Corp.	147,500	2,675,650	(a)
Rosetta Resources Inc.	64,600	3,071,084	(a)
SandRidge Energy Inc.	269,000	3,443,200	(a)
SM Energy Co.	95,900	7,114,821
Stone Energy Corp.	18,800	627,356	(a)
Vaalco Energy Inc.	29,166	226,328	(a)
Venoco Inc.	17,700	302,493	(a)
		32,590,312

Oil & Gas Refining & Marketing — 0.1%

Holly Corp.	9,300	565,068
Western Refining Inc.	27,180	460,701	(a)
		1,025,769

Oil & Gas Storage & Transportation — 0.0%*

Frontline Limited Bermuda	16,300	403,751

Packaged Foods & Meats — 3.0%

Flowers Foods Inc.	188,000	5,119,240
Lancaster Colony Corp.	81,000	4,908,600
Sanderson Farms Inc.	10,574	485,558
Smart Balance Inc.	242,000	1,110,780	(a)
Smithfield Foods Inc.	392,525	9,444,152	(a)
Snyders-Lance Inc.	187,000	3,711,950
TreeHouse Foods Inc.	69,700	3,963,839	(a)
		28,744,119

Paper Packaging — 0.8%

Packaging Corporation of America	240,200	6,939,378
Rock-Tenn Co.	7,950	551,333
		7,490,711

Paper Products — 0.1%

Clearwater Paper Corp.	3,600	293,040	(a)
Neenah Paper Inc.	15,362	337,503
		630,543

Personal Products — 0.2%

Alberto-Culver Co.	54,000	2,012,580
Revlon Inc.	19,900	315,813	(a)
		2,328,393

Pharmaceuticals — 0.2%

Auxilium Pharmaceuticals Inc.	17,900	384,313	(a)
Hi-Tech Pharmacal Company Inc.	31,231	628,680	(a)
The Medicines Co.	25,050	408,064	(a)
Par Pharmaceutical Companies Inc.	23,480	729,758	(a)
		2,150,815

Precious Metals & Minerals — 0.1%

Coeur d’Alene Mines Corp.	17,000	591,260	(a)
Stillwater Mining Co.	20,600	472,358	(a)
		1,063,618

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Property & Casualty Insurance — 2.0%

Alleghany Corp.	5,508	$1,823,038	(a)
Allied World Assurance Company Holdings Ltd.	80,000	5,015,200
American Safety Insurance Holdings Ltd.	33,731	722,855	(a)
Argo Group International Holdings Ltd.	65,069	2,149,880
Aspen Insurance Holdings Ltd.	147,000	4,051,320
National Interstate Corp.	26,500	552,525
The Navigators Group Inc.	80,500	4,145,750	(a)
Tower Group Inc.	28,368	681,683
		19,142,251

Publishing — 1.3%

Morningstar Inc.	75,000	4,378,500
Valassis Communications Inc.	7,800	227,292	(a)
John Wiley & Sons Inc.	157,600	8,012,384
		12,618,176

Rail roads — 0.8%

Genesee & Wyoming Inc.	133,200	7,752,240	(a)

Regional Banks — 3.6%

BancorpSouth Inc.	29,623	457,675
Bank of the Ozarks Inc.	15,950	697,175
Banner Corp.	124,713	295,570
Camden National Corp.	6,664	228,175
Cardinal Financial Corp.	18,295	213,320
CoBiz Financial Inc.	29,020	201,689
Cullen Frost Bankers Inc.	73,000	4,308,460
East West Bancorp Inc.	46,241	1,015,452
First Horizon National Corp.	35,307	395,791
Fulton Financial Corp.	133,000	1,477,630
Glacier Bancorp Inc.	14,681	220,949
Great Southern Bancorp Inc.	9,476	203,260
Home Bancshares Inc.	10,982	249,841
Iberiabank Corp.	17,211	1,034,897
Lakeland Financial Corp.	17,646	400,211
Old National Bancorp	30,178	323,508
PacWest BanCorp.	31,915	694,151
Peoples Bancorp Inc.	12,249	147,233
Prosperity Bancshares Inc.	118,493	5,067,946
Sandy Spring Bancorp Inc.	18,111	334,329
Southwest Bancorp Inc.	40,590	575,972
Sterling Bancorp	71,188	712,592
Susquehanna Bancshares Inc.	50,513	472,297
SVB Financial Group	83,000	4,725,190	(a)
UMB Financial Corp.	133,500	4,986,893
Umpqua Holdings Corp.	64,374	736,439
Westamerica Bancorp.	54,100	2,779,117
Whitney Holding Corp.	34,623	471,565
Wintrust Financial Corp.	14,599	536,513
		33,963,840

Reinsurance — 0.0%*

Maiden Holdings Ltd.	51,732	387,473

	Number of Shares	Fair Value

Research & Consulting Services — 0.5%

CoStar Group Inc.	53,500	$3,353,380	(a)
Resources Connection Inc.	64,300	1,246,777
		4,600,157

Residential REITs — 0.1%

Equity Lifestyle Properties Inc.	7,500	432,375
Mid-America Apartment Communities Inc.	11,291	724,882
		1,157,257

Restaurants — 0.9%

Cracker Barrel Old Country Store Inc.	131,700	6,471,738
Domino’s Pizza Inc.	17,900	329,897	(a)
Einstein Noah Restaurant Group Inc.	22,400	364,672
Wendy’s Arby’s Group Inc.	271,900	1,367,657
		8,533,964

Retail REITs — 0.0%*

Agree Realty Corp.	2,200	49,390
Saul Centers Inc.	8,200	365,310
		414,700

Security & Alarm Services — 0.4%

The Brink’s Company	123,600	4,092,396

Semiconductor Equipment — 0.9%

MKS Instruments Inc.	28,638	953,645
Rudolph Technologies Inc.	433,300	4,740,302	(a)
Varian Semiconductor Equipment Associates Inc.	64,700	3,148,949	(a)
		8,842,896

Semiconductors — 1.5%

Alpha & Omega Semiconductor Ltd.	34,500	437,805	(a)
Diodes Inc.	37,586	1,280,179	(a)
Fairchild Semiconductor International Inc.	57,214	1,041,295	(a)
Integrated Device Technology Inc.	99,365	732,320	(a)
IXYS Corp.	29,912	401,718	(a)
Lattice Semiconductor Corp.	67,700	399,430	(a)
Microsemi Corp.	211,300	4,376,023	(a)
Pericom Semiconductor Corp.	33,201	344,294	(a)
RF Micro Devices Inc.	92,945	595,777	(a)
Semtech Corp.	144,400	3,612,888	(a)
Standard Microsystems Corp.	36,385	897,254	(a)
SunPower Corp.	27,600	473,064	(a)
		14,592,047

Soft Drinks — 0.1%

Coca-Cola Bottling Company Consolidated	7,400	494,616
National Beverage Corp.	21,100	289,703
		784,319

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Specialized Consumer Services — 0.3%

Matthews International Corp.	62,000	$2,390,100
Sotheby’s	9,500	499,700
		2,889,800

Specialized Finance — 0.1%

NewStar Financial Inc.	66,322	724,236	(a)

Specialized REITs — 1.3%

DiamondRock Hospitality Co.	58,287	651,066
Healthcare Realty Trust Inc.	214,000	4,857,800
Hersha Hospitality Trust	72,682	431,731
National Health Investors Inc.	10,747	514,996
Omega Healthcare Investors Inc.	229,900	5,135,966
Sabra Healthcare REIT Inc.	52,900	931,569
		12,523,128

Specialty Chemicals — 2.5%

Arch Chemicals Inc.	194,900	8,105,891
Ferro Corp.	26,300	436,317	(a)
HB Fuller Co.	43,953	944,110
Minerals Technologies Inc.	6,450	441,954
Omnova Solutions Inc.	41,950	330,147	(a)
PolyOne Corp.	31,000	440,510
Quaker Chemical Corp.	10,372	416,643
Sensient Technologies Corp.	317,401	11,375,652
Stepan Co.	9,490	688,025
WR Grace & Co.	9,600	367,584	(a)
		23,546,833

Specialty Stores — 0.9%

Cabela’s Inc.	9,439	236,069	(a)
Tractor Supply Co.	129,200	7,733,912
Ulta Salon Cosmetics & Fragrance Inc.	15,150	729,170	(a)
		8,699,151

Steel — 0.6%

Carpenter Technology Corp.	32,475	1,387,007
Commercial Metals Co.	270,300	4,668,081
		6,055,088

Systems Software — 1.6%

Ariba Inc.	53,500	1,826,490	(a)
Fortinet Inc.	10,700	470,800	(a)
MICROS Systems Inc.	148,200	7,325,526	(a)
Progress Software Corp.	150,004	4,363,616	(a)
Sourcefire Inc.	54,000	1,485,540	(a)
		15,471,972

Technology Distributors — 0.2%
Insight Enterprises Inc.	22,550	384,027	(a)
Scansource Inc.	21,086	801,057	(a)
Tech Data Corp.	19,211	977,071	(a)
		2,162,155

Thrifts & Mortgage Finance — 0.3%
BankUnited Inc.	24,225	695,500
Capitol Federal Financial Inc.	35,000	394,450

	Number of Shares	Fair Value

Northwest Bancshares Inc.	60,140	$754,156
Washington Federal Inc.	44,337	768,804
		2,612,910

Tires & Rubber — 0.2%

Cooper Tire & Rubber Co.	62,570	1,611,178

Trading Companies & Distributors — 0.9%

Applied Industrial Technologies Inc.	162,600	5,408,076
DXP Enterprises Inc.	15,050	347,354	(a)
RSC Holdings Inc.	118,300	1,701,154	(a)
TAL International Group Inc.	13,050	473,323
Watsco Inc.	6,600	460,086
		8,389,993

Trucking — 1.2%

Landstar System Inc.	93,500	4,271,080
Marten Transport Ltd.	33,667	750,774
Old Dominion Freight Line Inc.	191,950	6,735,525	(a)
		11,757,379

Total Common Stock (Cost $707,316,370)		893,922,247
Other Investments — 0.0%*
GEI Investment Fund (Cost $74,670)		76,163	(k)

Total Investments in Securities (Cost $707,391,040)		893,998,410
Short-Term Investments — 6.7%
GE Institutional Money Market Fund Investment Class 0.15% (Cost $64,321,309)		64,321,309	(d,k)

Total Investments (Cost $771,712,349)		958,319,719

Liabilities in Excess of Other Assets, net — (0.1)%		(880,415)

NET ASSETS — 100.0%		$957,439,304

Other Information

The Fund had the following long future contracts open at March 31, 2011 (unaudited):

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation
Russell 2000 Mini Index Futures	June 2011	105	$8,837,850	$429,380

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund	(unaudited)

Ralph R. Layman President and Chief Investment Officer –Public Equities

The International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of the portion, which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund. See portfolio managers’ biographical information beginning on page 134.

Q.	How did the GE Institutional International Equity Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended March 31, 2011?

A.	For the six-month period ended March 31, 2011, the GE Institutional International Equity Fund returned 10.30% for the Investment Class shares and 10.18% for the Service Class shares. The Fund’s benchmark, the MSCI EAFE Index returned 10.20% and the Fund’s Morningstar peer group of 881 US OE Foreign Large Blend funds returned an average of 10.61% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The positive aspects of improving global economic growth and rising corporate profitability were enough to cope with a variety of problems that had local, but not global effects, and send markets higher. The problems included: the sovereign debt crisis in Europe that continued to create problems for over-exposed banks and inflation in emerging Asia, driven by food prices, causing Emerging Markets to underperform. In addition, early in 2011, dramatic political change in North Africa sent tremors through the oil markets, and the earthquake and tsunami in Japan in March affected the local economy and supply chains in several industries.
Q.	What stocks and sectors significantly affected the Fund’s performance?

A.	Individual names in the IT and materials sectors outperformed, driven by strong demand for IT services and equipment (Baidu; Taiwan Semiconductor; Samsung Electronics) and commodities (Linde; Potash; Syngenta). The portfolio’s underweights in poorly performing sectors such as utilities and healthcare also were beneficial to relative performance. Overall, holdings in the financial sector had a negative impact on performance, largely through positions in stocks exposed to aggressive regulation (Lloyds, UK), Japan (Sumitomo Realty), and Emerging Markets (Santander, Brazil).

Q.	Were there any significant changes in the Fund during the period?

A.	Holdings in financials, telecom services and energy were increased during the period, reducing the underweight in each sector relative to the benchmark and reflecting growing conviction in Asian banking, technology growth in China and opportunities in exploration and production in the oil sands market in Canada. The overall weight in materials was reduced despite modest additions to holdings in iron ore and specialist steel. Holdings in construction materials and energy-related equipment were eliminated.

International Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as redemption fees. Redemption fee are currently suspended for this fund. It may be reinstated at any time.

October 01, 2010 - March 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,103.03	2.88
Service Class	1,000.00	1,101.80	4.19
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,021.95	2.77
Service Class	1,000.00	1,020.73	4.03

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% for Investment Class Shares and 0.80% for Service Class Shares (for the period October 01, 2010 - March 31, 2011), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended March 31, 2011 were as follows: 10.30% for Investment Class shares, and 10.18% for Service Class shares. Past performance does not guarantee future results.

International Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in companies in developed and emerging market countries outside the United States.

Morningstar Performance Comparison

Foreign Large Blend Peer Group

Based on average annual returns for periods ended 03/31/11

	Six months*	One Year	Five Year	Ten Year
Number of funds in peer group	881	873	671	514
Peer group average annual total return†	10.61%	12.11%	1.32%	4.82%

Morningstar Category in peer group : Foreign Large Blend

†	Morningstar performance comparisons are based on average annual total returns for the six months*, one year, five year and ten year periods indicated in the US OE Foreign Large Blend peer group consisting of 881, 873, 671 and 514 underlying funds, respectively.

Top Ten Largest Holdings as of March 31, 2011

as a % of Fair Value(b)(c)

Rio Tinto PLC	2.63%
Siemens AG	2.55%
Royal Dutch Shell PLC	2.50%
BNP Paribas	2.42%
HSBC Holdings PLC	2.38%
BHP Billiton PLC	2.18%
Nestle S.A.	2.14%
Linde AG	1.94%
Suzuki Motor Corp.	1.72%
Potash Corporation of Saskatchewan Inc.	1.68%

Regional Allocation as of March 31, 2011

Portfolio Composition as a % of the Fair Value of $2,919,508 (in thousands) as of March 31, 2011(b)(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2011

Investment Class Shares (Inception date: 11/25/97)

	Six Months*	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
International Equity Fund	10.30%	8.51%	1.49%	5.52%	$17,112
MSCI EAFE Index	10.20%	10.42%	1.31%	5.37%	$16,869

Service Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2011

Service Class Shares (Inception date: 1/3/01)

	Six Months*	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
International Equity Fund	10.18%	8.18%	1.22%	5.24%	$16,671
MSCI EAFE Index	10.20%	10.42%	1.31%	5.37%	$16,869

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of Short-Term Investment in the GE Institutional Money Market Fund.

*	Total returns for the six month period ended March 31, 2011 are not annualized.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

International Equity Fund

Schedule of Investments	March 31, 2011 (unaudited)

GE Institutional International Equity

	Number of Shares	Fair Value
Common Stock — 94.8%†

Australia — 2.1%

Brambles Ltd.	2,003,425	$14,668,637
Lynas Corporation Ltd.	12,404,317	28,862,821	(a)
Paladin Energy Ltd.	4,869,545	18,179,377	(a)
		61,710,835

Brazil — 3.1%

Banco Santander Brasil S.A.	2,327,600	28,330,401
Petroleo Brasileiro S.A. ADR	988,313	35,124,644	(h)
Vale S.A. ADR	979,681	28,920,183	(h)
		92,375,228

Canada — 4.8%

Canadian Natural Resources Ltd.	478,162	23,565,239
Kinross Gold Corp.	343,618	5,397,567
Potash Corporation of Saskatchewan Inc.	832,089	48,920,247
Research In Motion Ltd.	562,905	31,728,688	(a)
Suncor Energy Inc.	676,242	30,226,679
		139,838,420

China — 2.0%

Baidu Inc. ADR	210,468	29,004,595	(a,h)
Bank of China Ltd.	32,782,775	18,249,648
CSR Corp Ltd.	10,367,077	10,609,387
		57,863,630

Denmark — 0.6%

AP Moller - Maersk A/S	1,870	17,614,111

France — 12.3%

Accor S.A.	213,416	9,602,133
AXA S.A.	1,950,137	40,805,893
BNP Paribas	963,487	70,565,545	(h)
Cap Gemini S.A.	444,006	25,824,193
Cie Generale d’Optique Essilor International S.A.	612,029	45,510,989
European Aeronautic Defence and Space Company N.V.	865,805	25,236,755
Safran S.A.	1,020,008	36,100,483
Schneider Electric S.A.	220,771	37,783,511
Total S.A.	350,657	21,375,152
Veolia Environnement S.A.	743,908	23,161,615
Vinci S.A.	413,652	25,884,362
		361,850,631

Germany — 11.4%

Adidas AG	313,883	19,801,651
Bayer AG	288,615	22,379,098

	Number of Shares	Fair Value

Daimler AG	353,822	$25,030,123
Deutsche Boerse AG	292,958	22,262,699
Fresenius SE & Company KGAA	286,755	26,560,583
Linde AG	357,499	56,541,573
Metro AG	604,956	41,392,241
SAP AG	411,095	25,202,227
Siemens AG	542,325	74,429,310
ThyssenKrupp AG	480,344	19,652,147
		333,251,652

Hong Kong — 2.4%

AIA Group Ltd.	5,314,196	16,363,040	(a)
Esprit Holdings Ltd.	3,781,997	17,358,424
Hutchison Whampoa Ltd.	2,701,004	31,982,010
Wharf Holdings Ltd.	861,863	5,961,306
		71,664,780

India — 1.5%

ICICI Bank Ltd.	505,322	12,623,135
Larsen & Toubro Ltd.	611,757	22,758,266
Power Grid Corporation of India Ltd.	3,718,513	8,421,792
		43,803,193

Italy — 1.8%

ENI S.p.A.	413,227	10,162,492
UniCredit S.p.A.	17,217,141	42,610,880
		52,773,372

Japan — 13.2%

Daikin Industries Ltd.	483,600	14,534,841
FANUC Corp.	178,600	27,130,478
Mitsubishi Corp.	1,368,000	38,111,873
Mitsubishi Estate Company Ltd. (REIT)	846,857	14,376,542
Mitsubishi UFJ Financial Group Inc.	3,381,954	15,669,285
Nomura Holdings Inc.	6,281,736	32,970,019
SMC Corp.	123,200	20,350,000
Softbank Corp.	849,200	34,017,181
Sony Financial Holdings Inc.	1,461,200	29,090,010
Sumitomo Realty & Development Company Ltd. (REIT)	1,022,000	20,518,919
Suzuki Motor Corp.	2,233,575	50,099,130
Taiyo Nippon Sanso Corp.	1,237,782	10,349,697
The Bank of Yokohama Ltd.	4,463,452	21,272,485
Toyota Motor Corp.	637,981	25,787,118
Unicharm Corp.	868,100	31,684,393
		385,961,971

Mexico — 0.8%

America Movil SAB de C.V. ADR	402,422	23,380,718	(h)

Netherlands — 3.4%

ING Groep N.V.	1,624,064	20,583,357
Koninklijke Ahold N.V.	892,187	11,987,459

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Koninklijke Philips Electronics N.V.	1,497,130	$47,919,837	(a)
Unilever N.V., CVA	626,733	19,677,903
		100,168,556

Russian Federation — 0.5%

Mobile Telesystems OJSC ADR	697,170	14,800,919	(h)

Singapore — 0.4%

United Overseas Bank Ltd.	837,000	12,483,618

South Africa — 0.5%

MTN Group Ltd.	727,687	14,702,411

South Korea — 1.5%

Hyundai Motor Company	16,630	3,077,524
Samsung Electronics Company Ltd.	47,000	39,932,540
		43,010,064

Spain — 2.6%

Banco Santander S.A.	4,112,113	47,804,411	(h)
Telefonica S.A.	1,176,136	29,483,848
		77,288,259

Sweden — 0.8%

Telefonaktiebolaget LM Ericsson	1,749,091	22,569,274

Switzerland — 6.4%

Credit Suisse Group AG	859,005	36,647,500
Nestle S.A.	1,084,677	62,423,615
Novartis AG	578,563	31,506,814
Syngenta AG	129,699	42,318,578
Zurich Financial Services AG	55,739	15,664,313
		188,560,820

Taiwan — 2.6%

Delta Electronics Inc.	6,386,000	25,299,475
Taiwan Semiconductor Manufacturing Company Ltd.	19,486,548	46,783,884
Taiwan Semiconductor Manufacturing Company Ltd. ADR	266,475	3,245,666	(h)
		75,329,025

United Kingdom — 20.1%

Autonomy Corporation PLC	766,604	19,526,068	(a)
BG Group PLC	1,168,843	29,059,477
BHP Billiton PLC	1,612,866	63,599,429	(h)
Diageo PLC	1,085,017	20,609,844
G4S PLC††	3,284,331	13,445,831
G4S PLC††	605,411	2,490,042
HSBC Holdings PLC	6,770,678	69,568,079

	Number of Shares	Fair Value

International Consolidated Airlines Group S.A.	1,503,204	$5,469,701	(a)
Lloyds Banking Group PLC	33,148,138	30,865,999	(a)
National Grid PLC	4,074,441	38,794,870
Prudential PLC	3,910,138	44,281,678
Reckitt Benckiser Group PLC	656,800	33,711,206
Rio Tinto PLC	1,092,191	76,664,333
Royal Dutch Shell PLC	2,013,820	73,083,089
Tesco PLC	4,145,793	25,319,342	(h)
The Capita Group PLC	1,312,237	15,628,630
Vodafone Group PLC	10,236,637	28,961,552
		591,079,170

Total Common Stock (Cost $2,379,033,335)		2,782,080,657
Preferred Stock — 1.4%

Volkswagen AG (Cost $24,876,078)	245,543	39,880,109
Other Investments — 0.0%*
GEI Investment Fund (Cost $208,822)		212,998	(k)

Total Investments in Securities (Cost $2,404,118,235)		2,822,173,764
Short-Term Investments — 3.3%
GE Institutional Money Market Fund Investment Class 0.15% (Cost $97,334,437)		97,334,437	(d,k)

Total Investments (Cost $2,501,452,672)		2,919,508,201

Other Assets and Liabilities, net — 0.5%		14,296,666

NET ASSETS — 100.0%		$2,933,804,867

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund

Schedule of Investments	March 31, 2011 (unaudited)

Other Information

The Fund had the following long futures contracts open at March 31, 2011 (unaudited):

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
Euro Stoxx 50 Index Futures	June 2011	591	$23,852,289	$348,961
FTSE 100 Index Futures	June 2011	231	21,789,204	167,151
Topix Index Futures	June 2011	30	3,134,653	108,463

				$624,575

The Fund was invested in the following sectors at March 31, 2011 (unaudited):

Sector	Percentage (based on Fair Value)
Diversified Financial Services	12.65%
Integrated Oil & Gas	6.82%
Diversified Metals & Mining	5.79%
Industrial Conglomerates	5.29%
Automobile Manufacturers	4.93%
Wireless Telecommunication Services	3.97%
Fertilizers & Agricultural Chemicals	3.13%
Semiconductors	3.08%
Life & Health Insurance	3.07%
Packaged Foods & Meats	2.81%
Industrial Gases	2.29%
Household Products	2.24%
Multi-Utilities	2.12%
Aerospace & Defense	2.10%
Multi-Line Insurance	1.93%
Communications Equipment	1.86%
Pharmaceuticals	1.85%
Construction & Engineering	1.67%
Steel	1.66%
Industrial Machinery	1.63%
Healthcare Supplies	1.56%
Application Software	1.53%
Hypermarkets & Super Centers	1.42%
Diversified Real Estate Activities	1.40%
Trading Companies & Distributors	1.31%
Electrical Components & Equipment	1.29%
Food Retail	1.28%
Diversified Capital Markets	1.26%
Investment Banking & Brokerage	1.13%
Integrated Telecommunication Services	1.01%
Internet Software & Services	0.99%
Healthcare Services	0.91%
IT Consulting & Other Services	0.88%
Electronic Components	0.87%
Oil & Gas Exploration & Production	0.81%
Specialized Finance	0.76%

Sector	Percentage (based on Fair Value)
Regional Banks	0.73%
Distillers & Vintners	0.71%
Apparel, Accessories & Luxury Goods	0.68%
Coal & Consumable Fuels	0.62%
Marine	0.60%
Apparel Retail	0.59%
Security & Alarm Services	0.55%
Human Resource & Employment Services	0.53%
Diversified Support Services	0.50%
Building products	0.50%
Construction & Farm Machinery & Heavy Trucks	0.36%
Hotels, Resorts & Cruise Lines	0.33%
Electric Utilities	0.29%
Airlines	0.19%
Gold	0.18%

96.66%

Short-Term and Other Investments	Percentage (based on Fair Value)
Short-Term	3.33%
Other Investments	0.01%

3.34%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund	(unaudited)

Paul M. Colonna

President and Chief

Investment Officer –

Fixed Income

Ralph R. Layman

President and Chief

Investment Officer –

Public Equities

Diane M. Wehner

Senior Vice President

Greg Hartch

Senior Vice President

Tactical Asset Allocation

Thomas R. Lincoln

Senior Vice President

U.S. Large-Cap

Strategist

David Wiederecht

President and Chief Investment Officer – Investment Strategies

The Strategic Investment Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Greg Hartch, Ralph R. Layman, Thomas R. Lincoln, Diane M. Wehner and David Wiederecht . Mr. Hartch and Mr. Wiederecht are vested with oversight authority for determining asset allocations for the Fund. Each of the other portfolio managers is responsible for managing one of the following sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. Mr. Lincoln manages the U.S. Large-Cap Equities portion, Ms. Wehner manages the U.S. Mid-Cap Equities portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objective. See portfolio managers’ biographical information beginning on page 134.

Q.	How did the GE Institutional Strategic Investment Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended March 31, 2011?

A.	For the six-month period ended March 31, 2011, the GE Institutional Strategic Investment Fund returned 9.69% for the Investment Class shares and 9.64% for the Service Class shares. The Fund’s broad based benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index returned
17.31% and -0.88%, respectively and the Fund’s Morningstar peer group of 1,121 US OE Moderate Allocation Funds returned an average of 10.40% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The U.S and foreign equity markets rallied strongly in the fourth quarter of 2010 as a series of positive news events unfolded. Factors contributing to a more positive equity tone included: (i) a strong corporate earnings season with a majority of global companies either meeting or beating expectations; (ii) the launch of additional quantitative easing by the U.S. Federal Reserve in early November; (iii) the extension of the Bush era tax rates coupled with a reduction in withholding for FICA; and (iv) improving economic data, particularly out of the U.S and Germany. However, the U.S. fixed income market posted a negative return of 1.3% in the fourth quarter of 2010 due to higher interest rates across the maturity spectrum as economic fundamentals strengthened.

The equity rally continued in the first quarter of 2011 as strong corporate earnings and economic data continued and M&A activity along with reasonable P/E multiples provided support to equity prices. This is all the more impressive given several exogenous shocks that occurred in the first quarter including the upheaval in the Middle East and North Africa, rising oil prices, a massive earthquake in Japan and

(unaudited)

ongoing concerns surrounding sovereign debt in Europe. Global economic data remained strong and purchasing managers indices (PMI) continued to expand both in the U.S. and abroad. In the U.S., leading economic indicators, small business lending and consumer confidence all pointed to improvement in the economy and the unemployment rate fell to 8.8%. Inflation remained subdued in the developed markets and central banks kept rates close to or at historical lows. The Barclays Capital U.S. Aggregate Bond Index posted a total return of 0.42% in the first quarter as treasury yields finished the period higher, reflecting stronger U.S. and global economic growth mentioned above.

Q.	What were the primary drivers behind Fund performance?

A.	The primary driver of the Fund’s performance was its higher exposure to the equity markets. The Fund’s exposure as of March 31, 2011 to U.S. equities and foreign equities was 40.6% and 23.8%, respectively. During the six month period it was favorable to hold equities compared to fixed income as the S&P 500 Index rose 17.31% and the MSCI EAFE Index climbed 10.20% while the Barclays Capital U.S. Aggregate Bond Index fell 0.88%.

Q.	Were there any significant changes in the Fund during the period?

A.	Within the U.S. equity markets the Fund did not change its overall weight, but its exposure within U.S. equities did shift. Mid cap exposure was reduced by approximately 2% as valuations have increased after two years of very strong returns. The small cap weight was reduced 1% in the fourth quarter for similar reasons. However, the Russell Midcap Index and Russell 2000 Index continued to outperform large caps. Loose monetary policy has continued to be supportive of riskier assets and low borrowing rates have also spurred M&A activity supporting these two sub-asset classes.

The proceeds from mid cap and small cap sales were shifted into large cap stocks. Within large cap, we shifted allocation away from growth towards core with an emphasis on stocks that have had high or increasing dividends. We believe that the economy has moved through the early cyclical recovery after rebounding from the depths of the global recession and we are approaching a mid cycle expansion in the business cycle. We also believe the market will begin to differentiate and reward companies with financial strength and stability of earnings and that are able to return money to shareholders through dividends.

The Fund also reduced its international equity allocation over the period due to the sovereign debt concerns in Europe as credit spreads were rising for several nations in Europe’s periphery and a framework for tacking the problems was still not solidified. However, in March EU nations did agree to expand the EFSF (European Financial Stability Facility) from €250 to €440B and the ECB will be allowed to by peripheral debt in the primary market. This was an important step, but questions of moral hazard and simmering tensions from lender nations remain.

Strategic Investment Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

October 01, 2010 - March 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,096.90	1.73
Service Class	1,000.00	1,096.36	3.03
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.02	1.66
Service Class	1,000.00	1,021.80	2.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.33% for Investment Class Shares and 0.58% for Service Class Shares (for the period October 01, 2010 - March 31, 2011), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended March 31, 2011 were as follows: 9.69% for Investment Class shares, and 9.64% for Service Class shares. Past performance does not guarantee future results.

Strategic Investment Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek to maximize total return. The Funds seeks its objective by investing primarily in a combination of U.S. and foreign equity and debt securities and cash. The Fund’s asset allocation process utilizes information from GE Asset Management’s Asset Allocation Committee to deverisify holdings across these asset classes.

Morningstar Performance Comparison

Moderate Allocation Peer Group

Based on average annual returns for periods ended 03/31/11

	Six months*	One Year	Five Year	Ten Year
Number of funds in peer group	1,121	1,098	860	644
Peer group average annual total return†	10.40%	11.81%	3.30%	4.09%

Morningstar Category in peer group : Moderate Allocation

†	Morningstar performance comparisons are based on average annual total returns for the six months*, one year, five year and ten year periods indicated in the US OE Moderate Allocation peer group consisting of 1,121, 1,098, 860 and 644 underlying funds, respectively.

Top Ten Largest Holdings as of March 31, 2011

as a % of Fair Value(b)(c)

U.S. Treasury Notes 2.63%, 11/15/20	3.30%
Federal National Mortgage Assoc. 4.50% TBA	2.98%
Government National Mortgage Assoc. 4.50% TBA	2.09%
U.S. Treasury Notes 2.13%, 02/29/16	1.77%
U.S. Treasury Bonds 3.88%, 08/15/40	1.32%
Federal National Mortgage Assoc. 4.50%, 05/01/18-09/01/40	1.03%
U.S. Treasury Bonds 4.25%, 11/15/40	0.92%
Federal National Mortgage Assoc. 5.50%, 03/01/14-01/01/39	0.83%
Microsoft Corp.	0.78%
JPMorgan Chase & Co.	0.71%

Sector Allocation as of March 31, 2011

Portfolio Composition as a % of the Fair Value of $759,745 (in thousands) as of March 31, 2011(b)(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2011

Investment Class Shares (Inception date: 10/29/99)

	Six Months*	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
Strategic Investment Fund	9.69%	10.20%	3.64%	4.56%	$15,623
S&P 500 Index	17.31%	15.65%	2.63%	3.29%	$13,826
Barclays Capital U.S. Aggregate Bond Index	-0.88%	5.12%	6.03%	5.57%	$17,186

Service Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2011

Service Class Shares (Inception date: 9/30/05)

	Six Months*	One Year	Five Year	Since Inception	Ending value of a $10,000 investment(a)
Strategic Investment Fund	9.64%	9.95%	3.27%	4.28%	$12,594
S&P 500 Index	17.31%	15.65%	2.63%	3.54%	$12,110
Barclays Capital U.S. Aggregate Bond Index	-0.88%	5.12%	6.03%	5.45%	$13,391

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of Short-Term Investment in the GE Institutional Money Market Fund.

*	Total returns for the six month period ended March 31, 2011 are not annualized.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Strategic Investment Fund

Schedule of Investments	March 31, 2011 (unaudited)

Strategic Investment Fund

	Number of Shares	Fair Value
Domestic Equity — 35.7%†

Advertising — 0.5%

Omnicom Group Inc.	76,579	$3,756,966

Aerospace & Defense — 1.0%

Alliant Techsystems Inc.	10,585	748,042
General Dynamics Corp.	9,345	715,453
Hexcel Corp.	50,546	995,250	(a)
Honeywell International Inc.	55,048	3,286,916
Rockwell Collins Inc.	20,482	1,327,848
United Technologies Corp.	5,634	476,918
		7,550,427

Agricultural Products — 0.2%

Archer-Daniels-Midland Co.	31,717	1,142,129

Air Freight & Logistics — 0.2%

FedEx Corp.	10,195	953,742
UTi Worldwide Inc.	18,752	379,540
		1,333,282

Apparel Retail — 0.1%

Urban Outfitters Inc.	19,906	593,796	(a)

Apparel, Accessories & Luxury Goods — 0.2%

Coach Inc.	21,447	1,116,102

Application Software — 0.2%

Blackboard Inc.	16,303	590,821	(a)
Citrix Systems Inc.	15,225	1,118,429	(a)
		1,709,250

Asset Management & Custody Banks — 1.5%

Affiliated Managers Group Inc.	12,324	1,347,876	(a)
Ameriprise Financial Inc.	34,266	2,092,968
Franklin Resources Inc.	1,811	226,520
Invesco Ltd.	104,554	2,672,400
State Street Corp.	64,082	2,879,845	(e)
The Bank of New York Mellon Corp.	46,165	1,378,949
		10,598,558

Automotive Retail — 0.1%

O’Reilly Automotive Inc.	16,029	921,026	(a)

Biotechnology — 1.2%

Alexion Pharmaceuticals Inc.	8,161	805,327	(a)
Amgen Inc.	47,009	2,512,632	(a,h)
Gilead Sciences Inc.	84,666	3,593,225	(a)
Human Genome Sciences Inc.	23,344	640,793	(a)

	Number of Shares	Fair Value

Incyte Corp Ltd.	23,498	$372,443	(a)
Vertex Pharmaceuticals Inc.	16,455	788,688	(a)
		8,713,108

Broadcasting — 0.1%

Discovery Communications Inc. (Class A)	6,016	240,038	(a)
Discovery Communications Inc. (Class C)	10,085	355,093	(a)
		595,131

Cable & Satellite — 0.4%

DIRECTV	35,660	1,668,888	(a)
Liberty Global Inc.	35,035	1,401,049	(a)
Sirius XM Radio Inc.	35,437	58,825	(a)
		3,128,762

Casinos & Gaming — 0.1%

Penn National Gaming Inc.	23,693	878,063	(a)

Coal & Consumable Fuels — 0.3%

Peabody Energy Corp.	33,293	2,395,765

Communications Equipment — 1.1%

Cisco Systems Inc.	138,487	2,375,052	(h)
Juniper Networks Inc.	28,682	1,206,939	(a)
QUALCOMM Inc.	76,062	4,170,480	(h)
		7,752,471

Computer Hardware — 0.6%

Apple Inc.	10,035	3,496,696	(a)
Hewlett-Packard Co.	19,235	788,058
		4,284,754

Computer Storage & Peripherals — 0.1%

Synaptics Inc.	30,963	836,620	(a)

Construction & Engineering — 0.1%

Quanta Services Inc.	27,077	607,337	(a)

Construction & Farm Machinery & Heavy Trucks — 0.3%

Cummins Inc.	5,179	567,722
Deere & Co.	15,783	1,529,215
		2,096,937

Consumer Finance — 0.2%

American Express Co.	27,507	1,243,316

Data Processing & Outsourced Services — 0.7%

Automatic Data Processing Inc.	6,036	309,707
The Western Union Co.	143,903	2,988,865
Visa Inc.	19,702	1,450,461
		4,749,033

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Department Stores — 0.1%

Macy’s Inc.	24,071	$583,962

Distributors — 0.0%*

Genuine Parts Co.	6,531	350,323

Diversified Chemicals — 0.1%

EI du Pont de Nemours & Co.	7,537	414,309

Diversified Financial Services — 1.6%

Bank of America Corp.	139,173	1,855,176
Citigroup Inc.	203,895	901,216	(a)
JPMorgan Chase & Co.	116,264	5,359,770
US BanCorp	24,134	637,862
Wells Fargo & Co.	86,864	2,753,589
		11,507,613

Diversified Metals & Mining — 0.1%

Freeport-McMoRan Copper & Gold Inc.	14,159	786,532

Drug Retail — 0.1%

CVS Caremark Corp.	11,328	388,777

Electric Utilities — 0.6%

ITC Holdings Corp.	25,401	1,775,530
NextEra Energy Inc.	21,239	1,170,694
Northeast Utilities	14,248	492,981
Southern Co.	15,896	605,797
		4,045,002

Electrical Components & Equipment — 0.4%

Cooper Industries PLC	32,831	2,130,733
Emerson Electric Co.	13,079	764,206
		2,894,939

Electronic Components — 0.1%

Corning Inc.	35,723	736,966

Environmental & Facilities Services — 0.0%*

Stericycle Inc.	3,790	336,059	(a)

Fertilizers & Agricultural Chemicals — 0.3%

Intrepid Potash Inc.	13,211	460,007	(a)
Monsanto Co.	26,672	1,927,319
		2,387,326

Food Distributors — 0.0%*

Sysco Corp.	11,067	306,556

General Merchandise Stores — 0.3%

Target Corp.	45,359	2,268,403

	Number of Shares	Fair Value

Healthcare Distributors — 0.1%

Cardinal Health Inc.	12,743	$524,120

Healthcare Equipment — 0.9%

Covidien PLC	74,206	3,854,259
Gen-Probe Inc.	10,183	675,642	(a)
Masimo Corp.	33,063	1,094,385
ResMed Inc.	24,431	732,930	(a)
		6,357,216

Healthcare Facilities — 0.1%

HCA Holdings Inc.	15,859	537,144	(a)

Healthcare Services — 0.7%

Catalyst Health Solutions Inc.	23,722	1,326,771	(a)
Express Scripts Inc.	40,851	2,271,724	(a)
Omnicare Inc.	36,814	1,104,052
		4,702,547

Healthcare Technology — 0.1%

MedAssets Inc.	33,375	509,636	(a)

Home Entertainment Software — 0.1%

Activision Blizzard Inc.	79,288	869,789

Home Furnishing Retail — 0.1%

Bed Bath & Beyond Inc.	20,577	993,252	(a,h)

Home Improvement Retail — 0.5%

Home Depot Inc.	14,085	521,990
Lowe’s Companies Inc.	107,281	2,835,437
		3,357,427

Home Building — 0.1%

MDC Holdings Inc.	27,526	697,785

Hotels, Resorts & Cruise Lines — 0.2%

Carnival Corp.	12,703	487,287
Marriott International Inc.	5,871	208,890
Royal Caribbean Cruises Ltd.	15,121	623,892	(a)
		1,320,069

Household Products — 0.8%

Clorox Co.	29,139	2,041,769
Kimberly-Clark Corp.	7,971	520,267
The Procter & Gamble Co.	51,374	3,164,639
		5,726,675

Hypermarkets & Super Centers — 0.1%

Wal-Mart Stores Inc.	8,196	426,602

Independent Power Producers & Energy Traders — 0.3%

Calpine Corp.	33,983	539,310	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

The AES Corp.	111,167	$1,445,171	(a)
		1,984,481

Industrial Gases — 0.3%

Praxair Inc.	22,249	2,260,499

Industrial Machinery — 0.4%

Eaton Corp.	17,530	971,864
Harsco Corp.	44,200	1,559,818
		2,531,682

Integrated Oil & Gas — 1.4%

Chevron Corp.	44,360	4,765,595
ConocoPhillips	16,500	1,317,690
Exxon Mobil Corp.	28,565	2,403,174	(h)
Marathon Oil Corp.	15,575	830,303
Occidental Petroleum Corp.	6,238	651,809
		9,968,571

Integrated Telecommunication Services — 0.6%

AT&T Inc.	71,941	2,201,394
Verizon Communications Inc.	50,211	1,935,132
Windstream Corp.	15,304	196,962
		4,333,488

Internet Retail — 0.1%

Amazon.com Inc.	1,895	341,346	(a)

Internet Software & Services — 0.5%

Equinix Inc.	14,978	1,364,496	(a)
Google Inc.	2,524	1,479,594	(a)
MercadoLibre Inc.	9,488	774,505
Monster Worldwide Inc.	10,136	161,162	(a)
		3,779,757

Investment Banking & Brokerage — 0.4%

Morgan Stanley	30,227	825,802
The Goldman Sachs Group Inc.	14,595	2,312,870
		3,138,672

IT Consulting & Other Services — 0.6%

International Business Machines Corp.	27,612	4,502,688	(h)

Life & Health Insurance — 0.6%

MetLife Inc.	35,808	1,601,692
Principal Financial Group Inc.	21,805	700,159
Prudential Financial Inc.	34,520	2,125,742
		4,427,593

Life Sciences Tools & Services — 0.8%

Covance Inc.	15,153	829,172	(a)
Illumina Inc.	17,994	1,260,840	(a)
Life Technologies Corp.	8,069	422,977	(a)
Mettler-Toledo International Inc.	6,467	1,112,324	(a)

	Number of Shares	Fair Value

Thermo Fisher Scientific Inc.	36,832	$2,046,017	(a)
		5,671,330

Movies & Entertainment — 0.8%

Liberty Media Corporation - Capital	3,532	260,202	(a)
News Corp.	84,636	1,486,208
The Walt Disney Co.	24,071	1,037,219
Time Warner Inc.	78,435	2,800,129
		5,583,758

Multi-Line Insurance — 0.2%

Hartford Financial Services Group Inc.	8,496	228,797
HCC Insurance Holdings Inc.	48,904	1,531,184
		1,759,981

Multi-Utilities — 0.3%

Dominion Resources Inc.	46,137	2,062,324
Xcel Energy Inc.	9,542	227,958
		2,290,282

Office REITs — 0.1%

Douglas Emmett Inc.	29,309	549,544
SL Green Realty Corp.	6,121	460,299
		1,009,843

Oil & Gas Equipment & Services — 1.2%

Dresser-Rand Group Inc.	19,055	1,021,729	(a)
Halliburton Co.	17,274	860,936
McDermott International Inc.	20,871	529,915	(a)
National Oilwell Varco Inc.	7,080	561,232
Schlumberger Ltd.	53,918	5,028,393	(h)
Weatherford International Ltd.	37,050	837,330	(a)
		8,839,535

Oil & Gas Exploration & Production — 1.0%

Apache Corp.	22,656	2,966,124
Devon Energy Corp.	5,664	519,785
Petrohawk Energy Corp.	38,331	940,643	(a)
Pioneer Natural Resources Co.	8,744	891,188
Range Resources Corp.	8,880	519,125
Southwestern Energy Co.	17,257	741,533	(a)
Ultra Petroleum Corp.	7,826	385,431	(a)
		6,963,829

Oil & Gas Storage & Transportation — 0.3%

El Paso Corp.	78,071	1,405,278
Spectra Energy Corp.	30,510	829,262
		2,234,540

Packaged Foods & Meats — 0.7%

ConAgra Foods Inc.	22,655	538,056
Kellogg Co.	7,646	412,731
Kraft Foods Inc.	92,420	2,898,291
McCormick & Company Inc.	14,621	699,323

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Mead Johnson Nutrition Co.	9,313	$539,502
		5,087,903

Personal Products — 0.0%*

Avon Products Inc.	10,201	275,835

Pharmaceuticals — 1.2%

Abbott Laboratories	7,043	345,459
Bristol-Myers Squibb Co.	61,140	1,615,930
Hospira Inc.	16,263	897,717	(a)
Johnson & Johnson	45,413	2,690,721
Merck & Company Inc.	13,800	455,538
Pfizer Inc.	137,302	2,788,603
		8,793,968

Property & Casualty Insurance — 0.3%

ACE Ltd.	28,656	1,854,043
The Travelers Companies Inc.	5,232	311,199
		2,165,242

Rail roads — 0.2%

Union Pacific Corp.	11,589	1,139,547

Real Estate Services — 0.3%

CB Richard Ellis Group Inc. (REIT)	81,932	2,187,584	(a)

Regional Banks — 0.1%

Regions Financial Corp.	55,617	403,779
Zions Bancorp.	20,522	473,237
		877,016

Reinsurance — 0.1%

PartnerRe Ltd.	10,678	846,125

Research & Consulting Services — 0.3%

FTI Consulting Inc.	5,710	218,864	(a)
IHS Inc.	12,119	1,075,561	(a)
Nielsen Holdings N.V.	31,151	850,734	(a)
		2,145,159

Restaurants — 0.1%

McDonald’s Corp.	13,280	1,010,475

Security & Alarm Services — 0.2%

Corrections Corporation of America	71,032	1,733,181	(a)

Semiconductor Equipment — 0.1%

Applied Materials Inc.	18,124	283,097
KLA-Tencor Corp.	14,905	706,050
		989,147

Semiconductors — 1.1%

Cree Inc.	9,591	442,721	(a)

	Number of Shares	Fair Value

Hittite Microwave Corp.	16,831	$1,073,313	(a)
Intel Corp.	142,303	2,870,252	(h)
Marvell Technology Group Ltd.	51,962	808,009	(a)
Microchip Technology Inc.	25,174	956,864
Texas Instruments Inc.	42,777	1,478,373
		7,629,532

Soft Drinks — 0.8%

Coca-Cola Enterprises Inc.	24,775	676,358
PepsiCo Inc.	74,652	4,808,336	(h)
		5,484,694

Specialized Finance — 0.4%

CBOE Holdings Inc.	18,991	550,169
CME Group Inc.	6,945	2,094,265
MSCI Inc.	12,694	467,393	(a)
		3,111,827

Specialized REITs — 0.1%

Healthcare Inc.	5,433	284,907
Public Storage	3,018	334,726
Rayonier Inc.	3,132	195,155
		814,788

Specialty Chemicals — 0.1%

Cytec Industries Inc.	8,488	461,493
Nalco Holding Co.	18,940	517,251
		978,744

Steel — 0.6%

Allegheny Technologies Inc.	57,459	3,891,123
Steel Dynamics Inc.	20,313	381,275
		4,272,398

Systems Software — 1.4%

Microsoft Corp.	232,201	5,888,617	(h)
Oracle Corp.	69,379	2,315,178
Rovi Corp.	28,148	1,510,140	(a)
		9,713,935

Thrifts & Mortgage Finance — 0.2%

BankUnited Inc.	7,536	216,359
People’s United Financial Inc.	74,350	935,323
		1,151,682

Tobacco — 0.1%

Philip Morris International Inc.	12,634	829,169

Trading Companies & Distributors — 0.1%

MSC Industrial Direct Co.	13,129	898,943

Utilities — 0.0%*

American Water Works Company Inc.	8,854	248,355

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Wireless Telecommunication Services — 0.6%

American Tower Corp.	20,101	$1,041,634	(a)
NII Holdings Inc.	71,275	2,970,029	(a)
		4,011,663

Total Domestic Equity (Cost $216,641,556)		257,050,649
Foreign Equity — 24.7%

Common Stock — 24.2%

Aerospace & Defense — 0.6%

CAE Inc.	69,878	925,241
European Aeronautic Defence and Space Company N.V.	44,011	1,282,846
Safran S.A.	51,850	1,835,094
		4,043,181

Agricultural Products — 0.1%

China Agri-Industries Holdings Ltd.	143,752	161,527
Cosan SA Industria e Comercio	16,798	262,283
Global Bio-Chem Technology Group Company Ltd.	370,615	60,036
		483,846

Airlines — 0.0%

International Consolidated Airlines Group S.A.	76,412	278,040	(a)

Apparel Retail — 0.1%

Belle International Holdings Ltd.	60,009	110,788
Esprit Holdings Ltd.	192,404	883,086
		993,874

Apparel, Accessories & Luxury Goods — 0.2%

Adidas AG	15,956	1,006,602
China Dongxiang Group Company	331,074	104,708
Ports Design Ltd.	71,677	165,319
		1,276,629

Application Software — 0.4%

Autonomy Corporation PLC	38,969	992,574	(a)
Longtop Financial Technologies Ltd. ADR	14,866	467,090	(a)
SAP AG	20,897	1,281,093
		2,740,757

Asset Management & Custody Banks — 0.0%*

Mirae Asset Securities Company Ltd.	1,571	67,168	(a)

Automobile Manufacturers — 0.8%

Daimler AG	17,986	1,272,368

	Number of Shares	Fair Value

Hyundai Motor Company	2,515	$465,422
Kia Motors Corp.	1,950	122,658
Mahindra & Mahindra Ltd.	6,010	94,068
Suzuki Motor Corp.	113,999	2,557,000
Toyota Motor Corp.	32,480	1,312,838
		5,824,354

Brewers — 0.0%*

Anadolu Efes Biracilik Ve Malt Sanayii AS	10,265	145,280

Broadcasting — 0.1%

Grupo Televisa S.A. ADR	7,134	174,997	(a)
Zee Entertainment Enterprises Ltd.	81,815	225,659
		400,656

Building products — 0.1%

Daikin Industries Ltd.	25,000	751,388

Casinos & Gaming — 0.0%*

Genting Bhd	52,199	190,269

Coal & Consumable Fuels — 0.2%

Adaro Energy Tbk PT	548,348	138,543
Paladin Energy Ltd.	247,533	924,110	(a)
		1,062,653

Communications Equipment — 0.4%

HTC Corp.	5,142	201,088
Research In Motion Ltd.	28,614	1,612,856	(a)
Telefonaktiebolaget LM Ericsson	88,911	1,147,257
		2,961,201

Construction & Engineering — 0.4%

China State Construction International Holdings Ltd.	197,386	180,175
Doosan Heavy Industries and Construction Company Ltd.	2,937	187,955
Larsen & Toubro Ltd.	34,653	1,289,142
Vinci S.A.	21,027	1,315,769
		2,973,041

Construction & Farm Machinery & Heavy Trucks — 0.2%

CSR Corp Ltd.	527,000	539,318
First Tractor Company Ltd.	94,567	113,677
Sany Heavy Equipment International Holdings Company Ltd.	260,295	427,679
United Tractors Tbk PT	73,498	183,165
		1,263,839

Distillers & Vintners — 0.2%

Diageo PLC	55,154	1,047,648
Diageo PLC ADR	4,116	313,722
		1,361,370

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Diversified Capital Markets — 0.3%

Credit Suisse Group AG	43,666	$1,862,911

Diversified Financial Services — 3.0%
Axis Bank Ltd.	8,299	261,653
Banco Santander Brasil S.A.	137,511	1,673,716
Banco Santander S.A.	209,030	2,430,030
Bank of China Ltd.	2,546,987	1,417,867
Bank Rakyat Indonesia Persero Tbk PT	404,998	267,441
BNP Paribas	48,977	3,587,063
Grupo Financiero Banorte SAB de C.V.	35,218	165,631
HSBC Holdings PLC	344,172	3,536,335
ICICI Bank Ltd.	31,050	775,641
ING Groep N.V.	82,556	1,046,313
Kasikornbank PCL	68,034	295,800
KB Financial Group Inc.	2,246	117,731
Lloyds Banking Group PLC	1,685,013	1,569,005	(a)
Metropolitan Bank & Trust	132,134	195,461	(a)
Mitsubishi UFJ Financial Group Inc.	171,792	795,948
Standard Bank Group Ltd.	12,189	187,538
UniCredit S.p.A.	875,195	2,166,029
United Overseas Bank Ltd.	43,000	641,333
VTB Bank OJSC GDR	23,388	163,716
		21,294,251

Diversified Metals & Mining — 1.4%

Anglo American PLC	5,080	261,145
Antofagasta PLC	15,362	335,140
BHP Billiton PLC	81,987	3,232,957
China Molybdenum Company Ltd.	116,874	102,025
Eurasian Natural Resources Corporation PLC	19,636	294,768
Lynas Corporation Ltd.	630,546	1,467,178	(a)
New World Resources N.V.	16,238	266,794
Rio Tinto PLC	55,519	3,897,054
		9,857,061

Diversified Real Estate Activities — 0.3%

Mitsubishi Estate Company Ltd. (REIT)	43,000	729,983
Sumitomo Realty & Development Company Ltd. (REIT)	52,000	1,044,015
Wharf Holdings Ltd.	43,993	304,289
		2,078,287

Diversified Support Services — 0.1%

Brambles Ltd.	101,840	745,650

Education Services — 0.0%*

MegaStudy Company Ltd.	660	101,622
Zee Learn Ltd.	1	1	(a)
		101,623

	Number of Shares	Fair Value

Electric Utilities — 0.1%

Power Grid Corporation of India Ltd.	189,022	$428,102

Electrical Components & Equipment — 0.3%

Schneider Electric S.A.	11,222	1,920,572
Zhuzhou CSR Times Electric Company Ltd.	88,477	336,700
		2,257,272

Electronic Components — 0.2%

Delta Electronics Inc.	436,343	1,728,664

Electronic Equipment & Instruments — 0.0%*

China Security & Surveillance Technology Inc.	22,094	102,295	(a)
Wasion Group Holdings Ltd.	138,847	74,616
		176,911

Electronic Manufacturing Services — 0.0%*

Hon Hai Precision Industry Company Ltd.	93,694	328,175

Fertilizers & Agricultural Chemicals — 0.8%

Potash Corporation of Saskatchewan Inc.††	14,725	867,744
Potash Corporation of Saskatchewan Inc.††	42,297	2,486,729
Sociedad Quimica y Minera de Chile S.A. ADR	4,324	238,944
Syngenta AG	6,593	2,151,184
Taiwan Fertilizer Company Ltd.	39,704	116,790
		5,861,391

Food Distributors — 0.0%*

Alliance Global Group Inc.	477,012	131,013
Bizim Toptan Satis Magazalari AS	8,690	177,307	(a)
		308,320

Food Retail — 0.3%

Koninklijke Ahold N.V.	45,352	609,351
Shoprite Holdings Ltd.	13,842	212,500
Tesco PLC	210,743	1,287,058
X5 Retail Group N.V. GDR	3,508	147,862	(a)
		2,256,771

Gold — 0.2%

Barrick Gold Corp.	15,646	812,183
Kinross Gold Corp.	17,467	274,372
		1,086,555

Healthcare Distributors — 0.0%*

Sinopharm Group Co.	18,400	65,408

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Healthcare Services — 0.2%

Diagnosticos da America S.A.	605	$7,810
Fleury S.A.	9,673	144,196
Fresenius SE & Company KGAA	14,577	1,350,190
		1,502,196

Healthcare Supplies — 0.3%

Cie Generale d’Optique Essilor International S.A.	31,111	2,313,440
Shandong Weigao Group Medical Polymer Company Ltd.	61,556	175,293
		2,488,733

Heavy Electrical Equipment — 0.0%*

Xinjiang Goldwind Science & Technology Company Ltd.	5,767	10,617	(a)

Hotels, Resorts & Cruise Lines — 0.1%

Accor S.A.	10,849	488,124
Minor International PCL	292,900	116,211
		604,335

Household Appliances — 0.0%*

Techtronic Industries Co.	112,999	156,899

Household Products — 0.5%

Reckitt Benckiser Group PLC	33,387	1,713,636
Unicharm Corp.	44,100	1,609,586
		3,323,222

Human Resource & Employment Services — 0.1%

The Capita Group PLC	66,705	794,451

Hypermarkets & Super Centers — 0.3%

Metro AG	30,752	2,104,110

Industrial Conglomerates — 1.2%

Chongqing Machinery & Electric Company Ltd.	442,002	148,315
Hutchison Whampoa Ltd.	137,320	1,625,977
Koninklijke Philips Electronics N.V.	76,103	2,435,890	(a)
Siemens AG	27,568	3,783,464
Siemens AG ADR	4,123	566,253
		8,559,899

Industrial Gases — 0.5%

Linde AG	18,173	2,874,218
OCI Materials Company Ltd.	2,281	279,056
Taiyo Nippon Sanso Corp.	62,988	526,673
		3,679,947

Industrial Machinery — 0.3%

FANUC Corp.	9,100	1,382,348
Hydraulic Machines and Systems Group PLC GDR	11,667	92,694	(a,b)

	Number of Shares	Fair Value

SMC Corp.	6,300	$1,040,625
		2,515,667

Integrated Oil & Gas — 2.0%

BG Group PLC	59,416	1,477,185
ENI S.p.A.	21,006	516,601
Gazprom OAO ADR	11,422	369,387
Lukoil OAO ADR	7,038	502,443
Petroleo Brasileiro S.A. ADR	68,158	2,422,335
Royal Dutch Shell PLC	102,368	3,715,014
Suncor Energy Inc.††	54,418	2,440,103
Suncor Energy Inc.††	34,375	1,536,494
Total S.A.	17,825	1,086,566
		14,066,128

Integrated Telecommunication Services — 0.3%

China Unicom Hong Kong Ltd.	139,815	232,600
Telefonica S.A.	59,786	1,498,739
Telefonica S.A. ADR	15,695	395,828
		2,127,167

Internet Retail — 0.0%*

E-Commerce China Dangdang Inc. ADR	1,244	25,664	(a)

Internet Software & Services — 0.6%

Baidu Inc. ADR	33,550	4,623,525	(a)
Tencent Holdings Ltd.	2,200	53,627
		4,677,152

Investment Banking & Brokerage — 0.3%

Egyptian Financial Group-Hermes Holding	70,403	259,426
Nomura Holdings Inc.	319,272	1,675,716
		1,935,142

IT Consulting & Other Services — 0.3%

Cap Gemini S.A.	22,570	1,312,712
HCL Technologies Ltd.	18,859	202,990
Infosys Technologies Ltd.	2,615	189,990
Telvent GIT S.A.	12,507	364,079
		2,069,771

Life & Health Insurance — 0.7%

AIA Group Ltd.	297,503	916,047	(a)
China Life Insurance Company Ltd.	33,801	127,109
Prudential PLC	198,763	2,250,959
Sony Financial Holdings Inc.	74,200	1,477,196
Tong Yang Life Insurance	4,759	55,965	(a)
		4,827,276

Marine — 0.1%

AP Moller - Maersk A/S	95	894,835

Multi-Line Insurance — 0.4%

AXA S.A.	99,131	2,074,279

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Porto Seguro S.A.	5,255	$89,158
Zurich Financial Services AG	2,833	796,157
		2,959,594

Multi-Utilities — 0.4%

National Grid PLC	207,115	1,972,050
Veolia Environnement S.A.	37,815	1,177,372
		3,149,422

Oil & Gas Drilling — 0.1%

Noble Corp.	18,797	857,519

Oil & Gas Exploration & Production — 0.3%

Afren PLC	165,928	433,272	(a)
Canadian Natural Resources Ltd.	24,306	1,197,872
CNOOC Ltd.	99,000	249,976
Pacific Rubiales Energy Corp.	4,578	126,598
		2,007,718

Oil & Gas Refining & Marketing — 0.0%*

Reliance Industries Ltd.	3,518	82,954
Reliance Industries Ltd. GDR	4,074	193,189	(b)
		276,143

Packaged Foods & Meats — 0.6%

Feihe International Inc.	3,095	26,648	(a)
Nestle S.A.	55,137	3,173,157
Nestle S.A. ADR	5,664	325,567
Unilever N.V., CVA	31,859	1,000,296
		4,525,668

Personal Products — 0.0%*

Natura Cosmeticos S.A.	4,000	113,109

Pharmaceuticals — 0.7%

Bayer AG	14,671	1,137,584
Lijun International Pharmaceutical Holding Ltd.	321,111	89,998	(a)
Novartis AG	29,410	1,601,581
Novartis AG ADR	22,660	1,231,571
Teva Pharmaceutical Industries Ltd. ADR	16,832	844,461
		4,905,195

Precious Metals & Minerals — 0.0%*

Aquarius Platinum Ltd.	20,227	112,053

Real Estate Operating Companies — 0.0%*

Iguatemi Empresa de Shopping Centers S.A. (REIT)	7,372	180,816

Regional Banks — 0.2%

The Bank of Yokohama Ltd.	226,787	1,080,850

	Number of Shares	Fair Value

Security & Alarm Services — 0.1%

G4S PLC††	166,952	$683,490
G4S PLC††	30,775	126,577
		810,067

Semiconductors — 0.8%

Samsung Electronics Company Ltd.	3,240	2,752,796
Taiwan Semiconductor Manufacturing Company Ltd.	1,154,876	2,772,660
Taiwan Semiconductor Manufacturing Company Ltd. ADR	18,125	220,762
		5,746,218

Specialized Finance — 0.2%

Deutsche Boerse AG	14,892	1,131,685

Specialty Chemicals — 0.0%*

China Lumena New Materials Corp.	77,922	28,151

Steel — 0.5%

Mechel ADR	10,372	319,354
Mechel Preference ADR	3,371	36,778
POSCo.	594	273,458
Tata Steel Ltd.	8,544	119,170
ThyssenKrupp AG	24,417	998,964
Vale S.A. ADR	49,810	1,470,391	(h)
		3,218,115

Trading Companies & Distributors — 0.3%

Barloworld Ltd.	9,841	108,755
Mitsubishi Corp.	69,000	1,922,309
		2,031,064

Wireless Telecommunication Services — 1.0%

America Movil SAB de C.V. ADR	27,912	1,621,688
Mobile Telesystems OJSC ADR	52,649	1,117,738
MTN Group Ltd.	53,568	1,082,304
Softbank Corp.	43,200	1,730,502
Vodafone Group PLC	520,357	1,472,197
		7,024,429

Total Common Stock (Cost $150,974,486)		173,775,925
Preferred Stock — 0.5%

Automobile Manufacturers — 0.3%

Volkswagen AG	12,482	2,027,276

Diversified Financial Services — 0.1%

Itau Unibanco Holding S.A.	18,725	447,765

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Number of Shares	Fair Value

Integrated Oil & Gas — 0.0%*

Petroleo Brasileiro S.A.	21,023	$368,444

Steel — 0.1%
Usinas Siderurgicas de Minas Gerais S.A.	11,702	142,071
Vale S.A.	25,411	740,266
		882,337

Total Preferred Stock (Cost $2,804,679)		3,725,822

Total Foreign Equity (Cost $153,779,165)		177,501,747

		Principal Amount
Bonds and Notes — 30.2%

U.S. Treasuries — 7.9%

U.S. Treasury Bonds
3.88%	08/15/40	$11,228,000	$10,047,308	(h)
4.25%	11/15/40	7,282,200	6,964,740	(h)
U.S. Treasury Notes
0.36%	04/30/12	981,300	988,081	(d,h)
0.67%	12/31/12	106,400	106,309	(d)
2.13%	02/29/16	13,476,700	13,434,585
2.63%	11/15/20	26,878,800	25,081,280	(h)
3.63%	02/15/21	210,600	213,595
			56,835,898

Agency Mortgage Backed — 9.8%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	25,782	26,421	(h)
5.00%	07/01/35 - 08/01/40	3,177,306	3,321,074	(h)
5.50%	05/01/20 - 04/01/39	610,920	658,546	(h)
6.00%	04/01/17 - 11/01/37	733,641	806,255	(h)
6.50%	06/01/29	7,025	7,939	(h)
7.00%	10/01/16 - 08/01/36	215,423	246,315	(h)
7.50%	12/01/30 - 09/01/33	5,898	6,837	(h)
8.00%	04/01/30 - 11/01/30	1,578	1,865	(h)
9.00%	04/01/16 - 06/01/21	981	1,112	(h)
5.50%	TBA	305,000	325,301	(c)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 06/01/19	54,183	56,689	(h)
4.50%	05/01/18 - 09/01/40	7,663,550	7,816,726	(h)
5.00%	07/01/20 - 11/01/40	4,460,322	4,677,363	(h)
5.32%	03/01/37	1,863	1,882	(i)
5.50%	03/01/14 - 01/01/39	5,847,576	6,288,787	(h)
5.53%	04/01/37	2,972	3,163	(i)
6.00%	07/01/14 - 08/01/35	2,309,545	2,541,677	(h)
6.50%	01/01/15 - 08/01/34	304,405	342,836	(h)
7.00%	10/01/16 - 12/01/33	76,261	86,856	(h)
7.50%	09/01/13 - 03/01/34	20,132	23,163	(h)
8.00%	12/01/11 - 11/01/33	8,591	9,954	(h)

		Principal Amount	Fair Value

8.50%	07/01/30 - 05/01/31	$1,123	$1,293	(h)
9.00%	04/01/16 - 12/01/22	3,186	3,530	(h)
4.50%	TBA	22,165,000	22,644,253	(c)
5.00%	TBA	1,348,000	1,412,946	(c)
5.50%	TBA	260,000	281,206	(c)
6.00%	TBA	2,150,000	2,338,125	(c)
6.50%	TBA	568,000	636,604	(c)
Government National Mortgage Assoc.
4.50%	08/15/33 - 09/15/34	78,463	81,542	(h)
5.00%	08/15/33	33,343	35,614	(h)
6.00%	04/15/30 - 09/15/36	113,707	126,518	(h)
6.50%	02/15/24 - 06/15/36	55,488	63,311	(h)
7.00%	03/15/12 - 10/15/36	48,662	55,852	(h)
8.00%	06/15/30	59	70	(h)
8.50%	10/15/17	11,394	12,883	(h)
9.00%	11/15/16 - 12/15/21	15,266	17,289	(h)
4.50%	TBA	15,405,000	15,862,328	(c)
			70,824,125

Agency Collateralized Mortgage Obligations — 0.6%

Collateralized Mortgage Obligation Trust (Class B)
1.76%	11/01/18	394	379	(d,f,h,o)
Fannie Mae Whole Loan
0.98%	08/25/43	722,981	20,977	(g,p)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	142,335	1,232	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC
5.00%	02/15/38 - 05/15/38	234,626	146,633	(g,p)
5.50%	04/15/17	5,657	143	(g,h,p)
6.35%	08/15/25	954,245	168,937	(g,i,p)
Federal Home Loan Mortgage Corp. REMIC (Series 1980) (Class 1980)
7.50%	07/15/27	3,935	880	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	19,429	4,775	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	15,990	1,394	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	37,670	3,559	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2852) (Class OJ)
0.00%	09/15/34	7,375	7,376	(f)
Federal Home Loan Mortgage Corp. REMIC (Series 33) (Class 33D)
8.00%	04/15/20	184	201	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2011 (unaudited)

		Principal Amount	Fair Value
Federal Home Loan Mortgage Corp. STRIPS
8.00%	02/01/23 - 07/01/24	$1,497	$309	(g,h,p)
Federal Home Loan Mortgage STRIPS
4.00%	08/01/27	357	301	(d,f,h)
Federal National Mortgage Assoc. (Class 1IO2)
1.09%	11/25/33	506,220	22,503	(g,p)
Federal National Mortgage Assoc. REMIC
5.00%	08/25/38	125,455	130,046
5.00%	02/25/40 - 09/25/40	1,275,402	208,050	(g,p)
5.75%	07/25/38	493,516	59,164	(g,p)
Federal National Mortgage Assoc. REMIC (Class B)
2.86%	12/25/22	537	491	(d,f,h)
Federal National Mortgage Assoc. REMIC (Class BZ)
5.50%	01/25/33	157,257	171,366
Federal National Mortgage Assoc. REMIC (Class CS)
7.45%	08/25/16	1,087	9	(g,h,p)
Federal National Mortgage Assoc. REMIC (Class VZ)
5.00%	10/25/35	100,381	100,811
Federal National Mortgage Assoc. REMIC (Series 2003)
5.00%	08/25/17	3,757	228	(g,h,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	16,296	1,425	(g,h,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	176,756	18,779	(g,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IO)
1.20%	12/25/42	60,920	1,620	(g,h,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%	05/25/18	5,000	185	(g,h,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class SL)
16.06%	03/25/31	15,294	17,684	(h)
Federal National Mortgage Assoc. REMIC (Series 2008) (Class ZW)
5.00%	07/25/38	99,033	102,229
Federal National Mortgage Assoc. STRIPS
6.00%	01/01/35	120,382	23,957	(g,p)
Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	179,400	40,650	(g,p)
5.00%	03/25/38	137,539	25,652	(g,p)
5.50%	12/01/33	37,533	8,150	(g,h,p)
7.50%	11/01/23	10,230	1,806	(g,h,p)

		Principal Amount	Fair Value
8.00%	08/01/23 - 07/01/24	$3,273	$739	(g,h,p)
8.50%	03/01/17 - 07/25/22	1,097	200	(g,h,p)
9.00%	05/25/22	542	99	(g,h,p)
Federal National Mortgage Assoc. STRIPS (Series 364) (Class 1)
4.50%	09/01/35	303,440	56,895	(g,p)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	217,735	40,825	(g,p)
Federal National Mortgage Assoc. STRIPS (Series 387) (Class 1)
5.00%	05/25/38	132,196	22,832	(g,p)
Government National Mortgage Assoc.
4.50%	10/20/37 - 11/20/39	3,643,891	942,188	(g,p)
5.00%	10/20/37 - 09/20/38	940,494	151,985	(g,p)
5.90%	02/20/38	1,344,942	197,248	(g,i,p)
6.25%	01/16/39	1,411,867	229,760	(g,p)
6.25%	04/20/39	11,126	1,469	(g,i,p)
6.33%	06/20/40	3,747,537	653,261	(g,p)
6.35%	08/20/40	2,203,483	403,359	(g,i,p)
6.40%	06/20/40	3,638,401	612,936	(g,p)
Government National Mortgage Assoc. (Class IC)
6.00%	04/16/37	377,576	59,370	(g,p)
Vendee Mortgage Trust
0.38%	04/15/40	1,392,229	30,072	(g,p)
Vendee Mortgage Trust (Class 2003)
0.85%	05/15/33	443,290	15,958	(g,h,p)
			4,711,097

Asset Backed — 0.4%

Bear Stearns Asset Backed Securities Trust (Series 2003) (Class A)
4.48%	01/25/34	1,803	1,474	(d,h)
Citicorp Residential Mortgage Securities Inc. (Series 2006) (Class A5)
6.04%	09/25/36	150,000	130,004
Hertz Vehicle Financing LLC
2.60%	02/25/15	600,000	607,959	(b)
4.26%	03/25/14	1,000,000	1,047,714	(b,h)
Mid-State Trust (Class A3)
7.54%	07/01/35	2,483	2,511	(h,o)
Popular ABS Mortgage Pass-Through Trust (Class AF4)
5.30%	11/25/35	150,000	128,941
Residential Asset Securities Corp. (Series 2002) (Class AIIB)
30.55%	07/25/32	1,559	864	(d,h)
Saxon Asset Securities Trust
5.23%	08/25/35	922,434	884,479	(h)
			2,803,946

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2011 (unaudited)

		Principal Amount	Fair Value

Corporate Notes — 8.8%

ABN Amro Bank N.V.
3.00%	01/31/14	$539,000	$538,043	(b)
AES El Salvador Trust
6.75%	02/01/16	100,000	98,500	(b)
AES Panama S.A.
6.35%	12/21/16	102,000	108,478	(b)
Agilent Technologies Inc.
5.50%	09/14/15	388,000	421,987
Air Jamaica Ltd.
9.38%	07/08/15	6,429	6,814
Akbank TAS
5.13%	07/22/15	400,000	401,520	(b)
Alcoa Inc.
6.15%	08/15/20	226,000	238,819
Allergan Inc.
3.38%	09/15/20	465,000	435,337
Alliance One International Inc.
10.00%	07/15/16	160,000	162,200
Ameren Illinois Co.
9.75%	11/15/18	180,000	232,182
American International Group Inc.
5.85%	01/16/18	118,000	122,913
American Tower Corp.
4.50%	01/15/18	345,000	338,819
Amsted Industries Inc.
8.13%	03/15/18	160,000	170,600	(b)
Anadarko Petroleum Corp.
5.95%	09/15/16	168,000	182,681
6.20%	03/15/40	554,000	535,216
Anheuser-Busch InBev Worldwide Inc.
3.63%	04/15/15	353,000	365,244
5.38%	11/15/14	417,000	459,524
ArcelorMittal
3.75%	03/01/16	181,000	180,666
5.50%	03/01/21	519,000	511,426
Archer-Daniels-Midland Co.
5.77%	03/01/41	746,000	763,808
Arizona Public Service Co.
6.25%	08/01/16	45,000	50,770	(h)
AT&T Inc.
6.40%	05/15/38	1,385,000	1,414,048	(h)
6.70%	11/15/13	188,000	211,621
Banco de Credito del Peru
4.75%	03/16/16	136,000	133,960	(b)
Banco Mercantil del Norte S.A. (Series REGS)
6.14%	10/13/16	32,000	32,000	(i)
BanColombia S.A.
6.13%	07/26/20	40,000	40,000
Bank of America Corp.
4.50%	04/01/15	735,000	763,231
5.63%	07/01/20	875,000	898,342

		Principal Amount	Fair Value

5.75%	12/01/17	$280,000	$295,011
6.50%	08/01/16	270,000	298,788
BBVA Bancomer S.A.
4.50%	03/10/16	150,000	150,318	(b)
BE Aerospace Inc.
8.50%	07/01/18	305,000	337,788	(h)
Boise Paper Holdings LLC
8.00%	04/01/20	278,000	300,240
Bombardier Inc.
7.75%	03/15/20	294,000	319,358	(b)
BP Capital Markets PLC
3.13%	10/01/15	116,000	116,649
4.50%	10/01/20	166,000	164,731
Calpine Corp.
7.25%	10/15/17	265,000	275,600	(b)
Capex S.A.
10.00%	03/10/18	45,000	44,100	(b)
Cargill Inc.
5.20%	01/22/13	218,000	232,848	(b)
6.00%	11/27/17	91,000	101,963	(b)
CBS Corp.
5.75%	04/15/20	477,000	504,504
CCO Holdings LLC
7.88%	04/30/18	529,000	562,063
8.13%	04/30/20	96,000	104,400
Centrais Eletricas Brasileiras S.A.
6.88%	07/30/19	45,000	50,400	(b)
Central American Bank for Economic Integration
5.38%	09/24/14	170,000	183,470	(b)
CenturyLink Inc. (Series G)
6.88%	01/15/28	181,000	182,899
CFG Investment SAC
9.25%	12/19/13	100,000	105,000
Chesapeake Energy Corp.
7.25%	12/15/18	322,000	359,835
Chubb Corp.
6.38%	03/29/67	145,000	152,613	(i)
Cincinnati Bell Inc.
8.25%	10/15/17	283,000	285,123
Citigroup Inc.
5.00%	09/15/14	1,102,000	1,150,712
5.13%	05/05/14	490,000	522,484
6.13%	11/21/17	117,000	127,490
6.38%	08/12/14	51,000	56,377
Clarendon Alumina Production Ltd.
8.50%	11/16/21	105,000	107,100	(b,h)
CNA Financial Corp.
5.75%	08/15/21	371,000	379,836
Consolidated Edison Company of New York Inc.
6.65%	04/01/19	461,000	543,696

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2011 (unaudited)

		Principal Amount	Fair Value
Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	$66,000	$74,651
Corp Nacional del Cobre de Chile
3.75%	11/04/20	139,000	129,986	(b)
5.63%	09/21/35	30,000	30,753	(b)
COX Communications Inc.
6.25%	06/01/18	444,000	495,068	(b)
Credit Suisse First Boston International for CJSC The EXIM of Ukraine
7.65%	09/07/11	100,000	101,119
Crown Castle Towers LLC
4.88%	08/15/20	300,000	300,202	(b,h)
6.11%	01/15/40	49,000	53,109	(b,h)
CVS Caremark Corp.
3.25%	05/18/15	174,000	176,751
5.75%	06/01/17	54,000	59,480
6.13%	09/15/39	262,000	266,791
Denbury Resources Inc.
8.25%	02/15/20	151,000	168,743	(h)
DirectTV Holdings LLC
3.55%	03/15/15	260,000	265,658	(h)
4.75%	10/01/14	279,000	300,419	(h)
5.88%	10/01/19	180,000	194,611	(h)
Dolphin Energy Ltd.
5.89%	06/15/19	184,580	196,116	(b,h)
Drummond Company Inc.
9.00%	10/15/14	163,000	172,780	(b,h)
Dubai Electricity & Water Authority
7.38%	10/21/20	100,000	97,000	(b,h)
Duke Realty LP (REIT)
6.50%	01/15/18	130,000	143,233	(h)
El Paso Corp.
8.05%	10/15/30	153,000	174,076
Empresa Nacional del Petroleo
6.25%	07/08/19	100,000	106,594	(b,h)
European Investment Bank
4.88%	01/17/17	710,000	786,490	(h)
Exelon Corp.
4.90%	06/15/15	474,000	498,125	(h)
First Horizon National Corp.
5.38%	12/15/15	374,000	390,745
FPL Group Capital Inc.
2.60%	09/01/15	466,000	453,073	(h)
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	472,000	457,250	(b)
Frontier Communications Corp.
7.13%	03/15/19	226,000	229,390
Georgia-Pacific LLC
5.40%	11/01/20	714,000	705,056	(b)
Globo Comunicacao e Participacoes S.A.
6.25%	12/31/49	100,000	105,150	(b,j)

		Principal Amount	Fair Value
Goldman Sachs Capital I
6.35%	02/15/34	$242,000	$232,541
Hanesbrands Inc.
6.38%	12/15/20	234,000	228,150
HCA Inc.
9.25%	11/15/16	218,000	234,623
HCP Inc. (REIT)
3.75%	02/01/16	98,000	98,495
5.38%	02/01/21	246,000	248,431
Hess Corp.
5.60%	02/15/41	283,000	270,359
Hidili Industry International Development Ltd.
8.63%	11/04/15	100,000	100,500	(b)
Home Depot Inc.
4.40%	04/01/21	259,000	258,584
5.95%	04/01/41	104,000	103,710
Host Hotels & Resorts Inc. (REIT)
6.00%	11/01/20	840,000	825,300
HSBC Finance Corp.
6.68%	01/15/21	775,000	804,438	(b)
Huntington BancShares Inc.
7.00%	12/15/20	171,000	188,785
ING Bank N.V.
4.00%	03/15/16	490,000	489,315	(b)
Ingles Markets Inc.
8.88%	05/15/17	303,000	325,346
Inversiones CMPC S.A.
4.75%	01/19/18	43,000	42,309	(b)
JP Morgan Chase Capital XXV (Series Y)
6.80%	10/01/37	238,000	239,222
JPMorgan Chase & Co.
5.13%	09/15/14	487,000	522,707
KeyCorp.
5.10%	03/24/21	259,000	257,401
Korea Development Bank
3.25%	03/09/16	348,000	341,290
Korea Hydro & Nuclear Power Company Ltd.
6.25%	06/17/14	100,000	109,377	(b)
Korea National Oil Corp.
5.38%	07/30/14	100,000	107,266	(b)
Kraft Foods Inc.
4.13%	02/09/16	242,000	251,082
5.38%	02/10/20	945,000	997,680
6.50%	02/09/40	493,000	526,566
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	1,493,000	1,579,566	(h)
4.13%	10/15/14	342,000	371,678
4.50%	07/16/18	816,000	882,116
LBI Escrow Corp.
8.00%	11/01/17	179,000	197,348	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2011 (unaudited)

		Principal Amount	Fair Value
Lincoln National Corp.
6.25%	02/15/20	$233,000	$256,847
8.75%	07/01/19	270,000	341,890
Listrindo Capital BV
9.25%	01/29/15	100,000	110,631	(b)
Majapahit Holding BV
7.25%	10/17/11	200,000	205,500	(b)
7.75%	10/17/16	100,000	112,500	(b)
Merrill Lynch & Company Inc.
6.05%	08/15/12	120,000	127,526
6.88%	04/25/18	233,000	258,791
MetroPCS Wireless Inc.
6.63%	11/15/20	211,000	210,736
Midamerican Energy Holdings Co.
6.13%	04/01/36	39,000	41,366	(h)
Morgan Stanley
5.50%	01/26/20	349,000	350,519
5.63%	09/23/19	201,000	205,288
6.00%	04/28/15	133,000	144,851
Morgan Stanley (Series F)
6.63%	04/01/18	755,000	829,833
Mylan Inc.
7.88%	07/15/20	160,000	174,000	(b)
NAK Naftogaz Ukraine
9.50%	09/30/14	100,000	110,000
National Agricultural Cooperative Federation
4.25%	01/28/16	135,000	137,162	(b)
National Power Corp.
4.56%	08/23/11	128,000	129,046	(i)
Nationwide Mutual Insurance Co.
6.60%	04/15/34	130,000	120,329	(b)
7.88%	04/01/33	116,000	123,115	(b)
9.38%	08/15/39	52,000	63,237	(b)
News America Inc.
4.50%	02/15/21	447,000	437,940	(b)
6.65%	11/15/37	525,000	550,617
Nisource Finance Corp.
6.13%	03/01/22	294,000	319,912
Noble Holding International Ltd.
3.05%	03/01/16	390,000	386,639
NRG Energy Inc.
7.63%	01/15/18	122,000	126,575	(b)
Oglethorpe Power Corp.
5.38%	11/01/40	243,000	227,880
Pacific Gas & Electric Co.
5.80%	03/01/37	125,000	126,369
6.05%	03/01/34	482,000	502,261
Pacific Rubiales Energy Corp.
8.75%	11/10/16	100,000	114,250	(b)
PacifiCorp
6.00%	01/15/39	500,000	537,726
6.25%	10/15/37	6,000	6,635
PAETEC Holding Corp.
8.88%	06/30/17	415,000	447,163

		Principal Amount	Fair Value
Pemex Project Funding Master Trust
6.63%	06/15/35 - 06/15/38	$74,000	$73,862
Petrobras International Finance Co.
3.88%	01/27/16	232,000	233,551
Petroleos de Venezuela S.A.
8.37%	07/10/11	40,000	39,100	(d)
Petroleos Mexicanos
4.88%	03/15/15	210,000	223,650
8.00%	05/03/19	30,000	36,030
Petronas Global Sukuk Ltd.
4.25%	08/12/14	100,000	105,082	(b)
Pioneer Natural Resources Co.
7.50%	01/15/20	275,000	309,713
Plains All American Pipeline LP
5.00%	02/01/21	368,000	369,094
Plains All American Pipeline LP Corp.
3.95%	09/15/15	214,000	220,687
Power Sector Assets & Liabilities Management Corp.
7.25%	05/27/19	600,000	683,431
Protective Life Corp.
8.45%	10/15/39	452,000	504,178
Prudential Financial Inc.
3.88%	01/14/15	625,000	646,254
5.40%	06/13/35	152,000	142,261
PTTEP Australia International Finance Proprietary Ltd.
4.15%	07/19/15	600,000	604,206	(b)
QVC Inc.
7.50%	10/01/19	250,000	262,500	(b)
RailAmerica Inc.
9.25%	07/01/17	172,000	190,275
Republic Services Inc.
5.25%	11/15/21	146,000	152,840
5.50%	09/15/19	208,000	223,168
Reynolds Group Issuer Inc.
7.75%	10/15/16	200,000	211,500	(b)
Roche Holdings Inc.
6.00%	03/01/19	259,000	293,569	(b)
Rockies Express Pipeline LLC
5.63%	04/15/20	364,000	361,833	(b)
RSHB Capital SA for OJSC Russian Agricultural Bank
6.97%	09/21/16	100,000	100,540	(i)
Southern Copper Corp.
5.38%	04/16/20	312,000	317,148
6.75%	04/16/40	292,000	293,512
Telecom Italia Capital S.A.
5.25%	10/01/15	260,000	269,116
6.00%	09/30/34	183,000	165,589
Telefonica Emisiones SAU
3.73%	04/27/15	166,000	167,544
3.99%	02/16/16	260,000	261,258
Teva Pharmaceutical Finance II BV
3.00%	06/15/15	467,000	471,565

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2011 (unaudited)

		Principal Amount	Fair Value
Textron Inc.
6.20%	03/15/15	$330,000	$360,162
The AES Corp.
8.00%	10/15/17	157,000	168,775
The Goldman Sachs Group Inc.
3.63%	02/07/16	360,000	356,598
3.70%	08/01/15	343,000	345,531
5.38%	03/15/20	448,000	454,870
6.25%	02/01/41	243,000	241,993
6.75%	10/01/37	116,000	117,001
The Potomac Edison Co.
5.35%	11/15/14	15,000	16,245	(h)
Ticketmaster Entertainment LLC
10.75%	08/01/16	1,000,000	1,092,500	(h)
Time Warner Cable Inc.
6.75%	07/01/18	392,000	445,320
7.50%	04/01/14	420,000	481,410	(h)
Time Warner Inc.
3.15%	07/15/15	395,000	400,032
5.88%	11/15/16	396,000	441,791
6.20%	03/15/40	269,000	266,558
Transocean Inc.
6.00%	03/15/18	71,000	76,657
6.80%	03/15/38	47,000	49,409
Union Electric Co.
6.70%	02/01/19	700,000	807,827
UnitedHealth Group Inc.
5.80%	03/15/36	177,000	175,839
Valero Energy Corp.
6.13%	02/01/20	295,000	319,063
Verizon Communications Inc.
5.50%	02/15/18	234,000	255,101
6.40%	02/15/38	234,000	245,168
Visteon Corp.
6.75%	04/15/19	137,000	137,000
Votorantim Cimentos S.A.
7.25%	04/05/41	500,000	496,975
WEA Finance LLC (REIT)
6.75%	09/02/19	598,000	686,156	(b,h)
7.50%	06/02/14	73,000	83,558	(b)
Weatherford International Inc.
6.35%	06/15/17	291,000	321,607
Weatherford International Limited Bermuda
6.75%	09/15/40	407,000	421,891
Wells Fargo & Co.
3.68%	06/15/16	389,000	391,299
Williams Partners LP
5.25%	03/15/20	519,000	541,406
Willis Group Holdings PLC
4.13%	03/15/16	317,000	315,368
Windstream Corp.
7.75%	10/01/21	226,000	229,673	(b)
7.88%	11/01/17	32,000	34,320

		Principal Amount	Fair Value
Woodside Finance Ltd.
4.50%	11/10/14	$354,000	$374,935	(b)
Wyeth
5.50%	03/15/13	144,000	156,076
Wynn Las Vegas LLC
7.88%	05/01/20	324,000	345,870
Xstrata Finance Canada Ltd.
5.80%	11/15/16	150,935	167,170	(b)
			63,392,093

Non-Agency Collateralized Mortgage Obligations — 2.1%

Banc of America Commercial Mortgage Inc.
5.68%	07/10/46	260,000	266,104
5.73%	07/10/46	230,000	205,488
5.74%	02/10/51	460,000	497,145
6.20%	02/10/51	250,000	276,275	(i)
Banc of America Commercial Mortgage Inc. (Class A4)
5.63%	07/10/46	250,000	269,281
Banc of America Commercial Mortgage Inc. (Class B)
5.04%	07/10/43	260,000	267,776	(i)
Banc of America Funding Corp. (Class B1)
4.55%	03/20/36	27,750	124	(h,o)
Banc of America Mortgage Securities Inc. (Class B1)
4.43%	01/25/36	33,097	2,206	(h,o)
Bear Stearns Commercial Mortgage Securities
5.76%	09/11/38	460,000	474,250	(i)
Bear Stearns Commercial Mortgage Securities (Class AM)
5.52%	04/12/38	230,000	242,746
Bear Stearns Commercial Mortgage Securities (Class AJ)
5.61%	09/11/41	250,000	237,282	(i)
5.72%	06/11/40	140,000	118,855
Bear Stearns Commercial Mortgage Securities (Series 2007) (Class D)
5.99%	09/11/42	30,000	21,880	(h,o)
Citigroup Commercial Mortgage Trust
5.82%	12/10/49	250,000	274,316	(i)
Citigroup Commercial Mortgage Trust (Series 2006) (Class AJ)
5.48%	10/15/49	150,000	141,751
Commercial Mortgage Pass Through Certificates (Class AJ)
5.79%	06/10/46	240,000	232,534
Commercial Mortgage Pass Through Certificates (Class AM)
5.79%	06/10/46	1,250,000	1,299,025	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2011 (unaudited)

		Principal Amount	Fair Value
Countrywide Commercial Mortgage Trust (Class AJ)
5.92%	06/12/46	$260,000	$249,744	(i)
Credit Suisse First Boston Mortgage Securities Corp. (Class CB1)
5.33%	10/25/35	28,757	2,110	(h,o)
Credit Suisse Mortgage Capital Certificates (Class C)
5.44%	02/15/39	525,000	430,658
Credit Suisse Mortgage Capital Certificates (Class CB1)
5.64%	02/25/36	23,457	1,713	(h,o)
DBUBS Mortgage Trust
5.56%	02/01/21	230,000	209,430	(b,h)
Greenwich Capital Commercial Funding Corp. (Class AM)
5.89%	07/10/38	375,000	389,204	(i)
GS Mortgage Securities Corp II
5.73%	03/10/44	470,000	442,315	(b)
Indymac INDA Mortgage Loan Trust (Class B1)
4.51%	01/25/36	94,743	1,355	(h,o)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class A4)
5.34%	08/12/37	510,000	549,124
5.40%	05/15/45	180,000	192,960
5.44%	06/12/47	400,000	421,794
5.79%	02/12/51	780,000	840,163	(h)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class AM)
5.44%	05/15/45	370,000	381,973
5.90%	02/12/51	30,000	30,721
JP Morgan Chase Commercial Mortgage Securities Corp. (Class B)
5.54%	04/15/43	170,000	156,556
JP Morgan Chase Commercial Mortgage Securities Corp. (Class F)
6.20%	02/12/51	50,000	28,026	(o)
LB-UBS Commercial Mortgage Trust ( Class A2)
6.09%	04/15/41	610,000	672,098	(i)
LB-UBS Commercial Mortgage Trust (Class A4)
4.95%	09/15/30	130,000	138,780
5.16%	02/15/31	210,000	224,549
LB-UBS Commercial Mortgage Trust (Class AJ)
6.09%	04/15/41	70,000	64,437	(i)
LB-UBS Commercial Mortgage Trust (Class AM)
6.17%	09/15/45	130,000	132,163	(i)
LB-UBS Commercial Mortgage Trust (Series 2004) (Class X)
20.57%	12/15/39	280,562	3,864	(d,h,o)

		Principal Amount	Fair Value
LB-UBS Commercial Mortgage Trust (Series 2006) (Class AJ)
5.28%	02/15/41	$250,000	$243,673	(i)
Merrill Lynch Mortgage Trust (Class AJ)
5.67%	05/12/39	925,000	914,973	(i)
Merrill Lynch Mortgage Trust (Series 2006) (Class B)
5.67%	05/12/39	165,000	109,011
Morgan Stanley Capital I
5.16%	10/12/52	80,000	85,261	(i)
5.73%	10/15/42	189,000	166,990
Morgan Stanley Capital I (Class A4)
5.81%	08/12/41	90,000	99,769	(i)
5.81%	12/12/49	1,096,550	1,184,929
Morgan Stanley Capital I (Class AJ)
5.73%	10/15/42	125,000	124,781	(i)
Morgan Stanley Capital I (Class AM)
6.28%	01/11/43	230,000	238,683
Morgan Stanley Capital I (Class B)
5.73%	10/15/42	110,000	106,515
OBP Depositor LLC Trust
4.65%	07/15/45	150,000	152,311	(b)
Puma Finance Ltd. (Class A)
5.15%	10/11/34	3,921	3,917	(d,h)
Structured Asset Securities Corp.(Series 1996) (Class X1)
2.09%	02/25/28	11,194	1	(o)
Vornado DP LLC
6.36%	09/13/28	90,000	90,300	(b)
Wachovia Bank Commercial Mortgage Trust
6.02%	06/15/45	170,000	129,260
Wachovia Bank Commercial Mortgage Trust (Class AJ)
5.52%	01/15/45	200,000	199,336	(i)
Wachovia Bank Commercial Mortgage Trust (Class AM)
5.47%	01/15/45	610,000	628,848	(i)
Wachovia Bank Commercial Mortgage Trust (Series 2006) (Class AJ)
5.99%	06/15/45	70,000	68,009	(i)
Wells Fargo Mortgage Backed Securities Trust (Class B1)
5.50%	01/25/36 - 03/25/36	248,639	25,485	(h,o)
Wells Fargo Mortgage Backed Securities Trust (Class B2)
5.50%	03/25/36	73,104	1	(h,o)
			14,962,828

Sovereign Bonds — 0.4%
Government of 1Malaysia Sukuk Global Berhad
3.93%	06/04/15	100,000	104,277	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2011 (unaudited)

		Principal Amount	Fair Value
Government of Argentina
2.50%	12/31/38	$53,160	$22,939	(j)
3.97%	08/03/12	212,900	51,841	(d,i)
7.00%	10/03/15	33,584	31,569
8.28%	12/31/33	55,327	49,324
Government of Belize
6.00%	02/20/29	105,300	88,189	(j)
Government of Brazil
5.63%	01/07/41	100,000	98,250
6.00%	02/20/29	42,400	35,510	(b,j)
8.25%	01/20/34	31,000	40,998
Government of Costa Rica
10.00%	08/01/20	39,000	53,294	(b)
Government of El Salvador
7.65%	06/15/35	70,000	69,755	(b,h)
Government of Grenada
2.50%	09/15/25	81,700	50,654	(b,j)
Government of Hungary
4.75%	02/03/15	300,000	301,125
6.38%	03/29/21	91,000	91,091
7.63%	03/29/41	136,000	136,136
Government of Lebanon
4.00%	12/31/17	18,200	17,518
Government of Panama
6.70%	01/26/36	40,000	44,900
Government of Peruvian
6.55%	03/14/37	47,000	50,878
7.35%	07/21/25	100,000	118,850
Government of Poland
6.38%	07/15/19	16,000	17,804
Government of Qatar
5.25%	01/20/20	100,000	103,800	(b)
Government of Turkey
5.63%	03/30/21	100,000	102,000
Government of Uruguay
6.88%	09/28/25	48,647	55,944
Government of Venezuela
1.30%	04/20/11	31,000	30,907	(i)
10.75%	09/19/13	42,000	42,168
Government of Vietnam
1.27%	03/12/16	17,826	15,652	(i)
Korea National Oil Corp.
2.88%	11/09/15	289,000	279,825	(b)
Lebanese Republic
5.15%	11/12/18	43,000	41,388
Province of Manitoba Canada
4.90%	12/06/16	75,000	83,072	(h)
Province of Quebec Canada
7.50%	09/15/29	110,000	147,413
Republic of Dominican
9.50%	09/27/11	25,141	25,769
Republic of Lebanese
6.10%	10/04/22	43,000	41,388
Republic of Turkey
6.00%	01/14/41	200,000	187,000	(h)

		Principal Amount	Fair Value
Russian Foreign Bond - Eurobond
5.00%	04/29/20	$100,000	$101,125	(b)
United Mexican States
5.13%	01/15/20	46,000	48,116
			2,780,469

Municipal Bonds and Notes — 0.2%
American Municipal Power-Ohio Inc.
8.08%	02/15/50	170,000	193,615
Municipal Electric Authority of Georgia
6.64%	04/01/57	504,000	478,800
New Jersey State Turnpike Authority
7.10%	01/01/41	120,000	129,047
7.41%	01/01/40	305,000	337,553

New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	65,000	66,085

South Carolina State Public Service Authority
6.45%	01/01/50	120,000	127,694
			1,332,794

FNMA — 0.0%*

Lehman TBA
5.50%**	TBA	98,642	—	(c,m,o)

Total Bonds and Notes (Cost $215,517,976)			217,643,250

	Number of Shares
Exchange Traded Funds — 1.6%
Financial Select Sector SPDR Fund	45,099	740,075	(n)
Industrial Select Sector SPDR Fund	79,536	2,996,917	(n)
iShares MSCI Emerging Markets Index Fund	1,257	61,203
Vanguard REIT	129,693	7,585,744

Total Exchange Traded Funds (Cost $10,419,117)		11,383,939
Other Investments — 0.1%
GEI Investment Fund (Cost $879,302)		896,888	(k)

Total Investments in Securities (Cost $597,237,116)		664,476,473

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2011 (unaudited)

	Fair Value
Short-Term Investments — 13.2%
GE Institutional Money Market Fund Investment Class 0.15% (Cost $95,268,565)	$95,268,565	(d,k)

Total Investments (Cost $692,505,681)	759,745,038

Liabilities in Excess of Other Assets, net — (5.5)%	(39,677,761)

NET ASSETS — 100.0%	$720,067,277

Other Information

The Fund had the following long futures contracts open at March 31, 2011 (unaudited):

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation
EURO Stoxx 50 Index Futures	June 2011	44	$1,775,805	$40,690
FTSE 100 Index Futures	June 2011	17	1,603,535	33,598
Russell 2000 Mini Index Futures	June 2011	119	10,016,230	537,963
S&P 500 Emini Index Futures	June 2011	85	5,614,250	54,604
Topix Index Futures	June 2011	7	731,419	8,321
2 Yr. U.S. Treasury Notes Futures	June 2011	138	30,101,250	16,824
5 Yr. U.S. Treasury Notes Futures	June 2011	16	1,868,625	1,081

				$693,081

The Fund had the following short futures contracts open at March 31, 2011 (unaudited):

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
EURO Currency Futures	June 2011	79	$(14,003,738)	$(337,587)
JPY Currency Futures	June 2011	33	(4,966,500)	75,132
S&P Midcap 400 Emini Index Futures	June 2011	5	(493,650)	(16,875)
Ultra long U.S. Treasury Bond Futures	June 2011	29	(3,583,313)	(35,197)
10 Yr. U.S. Treasury Notes Futures	June 2011	265	$(31,543,281)	(177,221)

				$(491,748)

				$201,333

The Fund was invested in the following countries at March 31, 2011 (unaudited):

Country	Percentage (based on Fair Value)
United States	74.22%
United Kingdom	4.21%
Germany	3.00%
Japan	2.59%
France	2.42%
Canada	1.71%
Switzerland	1.58%
China	1.37%
Brazil	1.13%
Netherlands	0.81%
South Korea	0.71%
Taiwan	0.71%
Spain	0.63%
Australia	0.56%
Hong Kong	0.51%
India	0.51%
Italy	0.41%
Russian Federation	0.39%
Mexico	0.33%
South Africa	0.22%
Sweden	0.20%
Israel	0.17%
Philippines	0.15%
Indonesia	0.13%
Supranational	0.13%
Thailand	0.13%
Turkey	0.13%
Denmark	0.12%
Peru	0.12%
Luxembourg	0.09%
Singapore	0.08%
Chile	0.07%
Hungary	0.07%
Malaysia	0.05%
Czech Republic	0.04%
United Arab Emirates	0.04%
Argentina	0.03%
Egypt	0.03%
Ukraine	0.03%
Belize	0.02%
Bolivarian Republic of Venezuela	0.02%
Colombia	0.02%
El Salvador	0.02%
Jamaica	0.02%
Panama	0.02%

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2011 (unaudited)

Country	Percentage (based on Fair Value)
Costa Rica	0.01%
Grenada	0.01%
Lebanon	0.01%
Qatar	0.01%
Uruguay	0.01%

100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at March 31, 2011 (unaudited)

Industry	Domestic	Foreign	Total
Diversified Financial Services	1.51%	2.86%	4.37%
Integrated Oil & Gas	1.31%	1.90%	3.21%
Pharmaceuticals	1.16%	0.65%	1.81%
Semiconductors	1.00%	0.76%	1.76%
Aerospace & Defense	0.99%	0.53%	1.52%
Exchange Traded Funds	1.50%	0.00%	1.50%
Wireless Telecommunication Services	0.53%	0.92%	1.45%
Asset Management & Custody Banks	1.40%	0.01%	1.41%
Communications Equipment	1.02%	0.39%	1.41%
Diversified Metals & Mining	0.10%	1.30%	1.40%
Systems Software	1.28%	0.00%	1.28%
Packaged Foods & Meats	0.67%	0.60%	1.27%
Life & Health Insurance	0.58%	0.64%	1.22%
Household Products	0.75%	0.44%	1.19%
Oil & Gas Exploration & Production	0.92%	0.26%	1.18%
Oil & Gas Equipment & Services	1.16%	0.00%	1.16%
Biotechnology	1.15%	0.00%	1.15%
Industrial Conglomerates	0.00%	1.13%	1.13%
Internet Software & Services	0.50%	0.62%	1.12%
Steel	0.56%	0.54%	1.10%
Fertilizers & Agricultural Chemicals	0.31%	0.77%	1.08%
Automobile Manufacturers	0.00%	1.03%	1.03%
IT Consulting & Other Services	0.59%	0.27%	0.86%
Integrated Telecommunication Services	0.57%	0.28%	0.85%
Healthcare Equipment	0.84%	0.00%	0.84%
Healthcare Services	0.62%	0.20%	0.82%
Industrial Gases	0.30%	0.48%	0.78%
Life Sciences Tools & Services	0.75%	0.00%	0.75%
Movies & Entertainment	0.73%	0.00%	0.73%
Soft Drinks	0.72%	0.00%	0.72%
Multi-Utilities	0.30%	0.41%	0.71%
Electrical Components & Equipment	0.38%	0.30%	0.68%
Industrial Machinery	0.33%	0.33%	0.66%
Investment Banking & Brokerage	0.41%	0.25%	0.66%
Data Processing & Outsourced Services	0.63%	0.00%	0.63%
Multi-Line Insurance	0.23%	0.39%	0.62%
Application Software	0.23%	0.36%	0.59%
Electric Utilities	0.53%	0.06%	0.59%
Computer Hardware	0.56%	0.00%	0.56%
Specialized Finance	0.41%	0.15%	0.56%
Advertising	0.50%	0.00%	0.50%
Construction & Engineering	0.08%	0.39%	0.47%

Industry	Domestic	Foreign	Total
Coal & Consumable Fuels	0.32%	0.14%	0.46%
Construction & Farm Machinery & Heavy Trucks	0.28%	0.17%	0.45%
Home Improvement Retail	0.44%	0.00%	0.44%
Cable & Satellite	0.41%	0.00%	0.41%
Trading Companies & Distributors	0.12%	0.27%	0.39%
Hypermarkets & Super Centers	0.06%	0.28%	0.34%
Security & Alarm Services	0.23%	0.11%	0.34%
Electronic Components	0.10%	0.23%	0.33%
Healthcare Supplies	0.00%	0.33%	0.33%
Apparel, Accessories & Luxury Goods	0.15%	0.17%	0.32%
Food Retail	0.00%	0.30%	0.30%
General Merchandise Stores	0.30%	0.00%	0.30%
Oil & Gas Storage & Transportation	0.29%	0.00%	0.29%
Real Estate Services	0.29%	0.00%	0.29%
Property & Casualty Insurance	0.28%	0.00%	0.28%
Research & Consulting Services	0.28%	0.00%	0.28%
Diversified Real Estate Activities	0.00%	0.27%	0.27%
Independent Power Producers & Energy Traders	0.26%	0.00%	0.26%
Regional Banks	0.12%	0.14%	0.26%
Diversified Capital Markets	0.00%	0.25%	0.25%
Hotels, Resorts & Cruise Lines	0.17%	0.08%	0.25%
Agricultural Products	0.15%	0.06%	0.21%
Apparel Retail	0.08%	0.13%	0.21%
Air Freight & Logistics	0.18%	0.00%	0.18%
Distillers & Vintners	0.00%	0.18%	0.18%
Consumer Finance	0.16%	0.00%	0.16%
Casinos & Gaming	0.12%	0.03%	0.15%
Rail roads	0.15%	0.00%	0.15%
Thrifts & Mortgage Finance	0.15%	0.00%	0.15%
Gold	0.00%	0.14%	0.14%
Broadcasting	0.08%	0.05%	0.13%
Home Furnishing Retail	0.13%	0.00%	0.13%
Office REITs	0.13%	0.00%	0.13%
Restaurants	0.13%	0.00%	0.13%
Semiconductor Equipment	0.13%	0.00%	0.13%
Specialty Chemicals	0.13%	0.00%	0.13%
Automotive Retail	0.12%	0.00%	0.12%
Marine	0.00%	0.12%	0.12%
Computer Storage & Peripherals	0.11%	0.00%	0.11%
Home Entertainment Software	0.11%	0.00%	0.11%
Oil & Gas Drilling	0.00%	0.11%	0.11%
Reinsurance	0.11%	0.00%	0.11%
Specialized REITs	0.11%	0.00%	0.11%
Tobacco	0.11%	0.00%	0.11%
Building products	0.00%	0.10%	0.10%
Diversified Support Services	0.00%	0.10%	0.10%
Human Resource & Employment Services	0.00%	0.10%	0.10%
Homebuilding	0.09%	0.00%	0.09%
Department Stores	0.08%	0.00%	0.08%
Food Distributors	0.04%	0.04%	0.08%
Healthcare Distributors	0.07%	0.01%	0.08%
Healthcare Facilities	0.07%	0.00%	0.07%
Healthcare Technology	0.07%	0.00%	0.07%
Distributors	0.05%	0.00%	0.05%
Diversified Chemicals	0.05%	0.00%	0.05%
Drug Retail	0.05%	0.00%	0.05%

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2011 (unaudited)

Industry	Domestic	Foreign	Total
Internet Retail	0.05%	0.00%	0.05%
Personal Products	0.04%	0.01%	0.05%
Airlines	0.00%	0.04%	0.04%
Electronic Manufacturing Services	0.00%	0.04%	0.04%
Environmental & Facilities Services	0.04%	0.00%	0.04%
Oil & Gas Refining & Marketing	0.00%	0.04%	0.04%
Utilities	0.03%	0.00%	0.03%
Brewers	0.00%	0.02%	0.02%
Electronic Equipment & Instruments	0.00%	0.02%	0.02%
Household Appliances	0.00%	0.02%	0.02%
Real Estate Operating Companies	0.00%	0.02%	0.02%
Education Services	0.00%	0.01%	0.01%
Precious Metals & Minerals	0.00%	0.01%	0.01%

			58.69%

Sector	Percentage (based on Fair Value)
Agency Mortgage Backed	9.32%
Corporate Notes	8.34%
U.S. Treasuries	7.48%
Non-Agency Collateralized Mortgage Obligations	1.97%
Agency Collateralized Mortgage Obligations	0.62%
Asset Backed	0.37%
Sovereign Bonds	0.37%
Municipal Bonds and Notes	0.18%

28.65%

Short-Term and Other Investments	Percentage (based on Fair Value)
Short-Term	12.54%
Other Investments	0.12%

12.66%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund	(unaudited)

Paul M. Colonna President and Chief Investment Officer –Fixed Income

The Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and Vita Marie Pike. The team is led by Mr. Colonna, who is vested with oversight authority. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative. See portfolio managers’ biographical information beginning on page 134.

Q.	How did the GE Institutional Income Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended March 31, 2011?

A.	For the six-month period ended March 31, 2011, the GE Institutional Income Fund returned 0.89% for the Investment Class shares and 0.88% for the Service Class shares. The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index returned -0.88% and the Fund’s Morningstar peer group of 1,221 US OE Intermediate-Term Bond funds returned an average of 0.10% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	Interest rates rose over the six-month period ended March 31, 2011, while the U.S. Treasury 2-year/10-year yield spread widened and the 10-year/30-year yield spread narrowed. The U.S. 2-year and 10-year note yields finished at 0.82% and 3.47%, up 40 and 96 basis points, respectively, during the period. The 30-year bond yield ended the period at 4.51%, up 82 basis points. Economic data reported during the period signaled sustainable U.S. growth which supported credit related bonds, compressing their yield spreads versus rising treasury yields. With rates rising, U.S. treasuries lost 2.79%, underperforming all other U.S. fixed income sectors. Investment grade credit lost 0.98% (Barclays Capital U.S. Credit Index), while high yield gained 7.23% (Barclays Capital U.S. High

Yield Index). Commercial mortgage-backed securities (MBS) also performed well, returning 2.98% as did agency MBS, up 0.84%. Emerging market debt suffered negative returns (-0.91% for the JPMorgan EMBI-Global Diversified Index) as fiscal problems in peripheral Europe, political turmoil in the Middle East and the earthquake/tsunami in Japan each had a negative impact on this sector.

Q.	What were the primary drivers behind Fund performance?

A.	The Fund outperformed its benchmark over the six-month period ended March 31, 2011 due primarily to 2 factors. First, the overweight position in commercial MBS and exposure to high yield and emerging market debt versus an underweight in government securities produced positive excess returns as spreads compressed. Second, good security selection, particularly in agency collateralized mortgage obligations (CMO), commercial MBS and high yield sectors also contributed positively to relative performance. Duration positioning which was biased longer than the benchmark during most of the period had a negative impact as interest rates rose. This was offset somewhat by the yield curve positioning of the Fund, which benefited from a flattening yield curve between 10 and 30-year maturities.

Q.	Were there any significant changes in the Fund during the period?

A.	In anticipation of increased volatility around the events in peripheral Europe, we reduced the overall credit risk posture of the Fund early in 2011 by decreasing the overweight in commercial MBS and allocations to high yield and emerging market debt and increasing the exposure to U.S. government securities. The Fund’s duration was lengthened from being short versus the benchmark at the end of September, 2010 to a longer relative position at the end of March, 2011.

Income Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

October 01, 2010 - March 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,008.86	0.95
Service Class	1,000.00	1,008.84	2.20
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.70	0.96
Service Class	1,000.00	1,022.48	2.22

*	Expenses are equal to the Fund’s annualized expense ratio of 0.19% for Investment Class Shares and 0.44% for Service Class Shares (for the period October 01, 2010 - March 31, 2011), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended March 31, 2011 were as follows: 0.89% for Investment Class shares, and 0.88% for Service Class shares. Past performance does not guarantee future results.

Income Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital. The Funds seeks its objective by investing at least 80% of its net assets under normal circumstances in debt securities and investing primarily in a variety of investment grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities, and moneymarket instruments.

Morningstar Performance Comparison

Intermediate-Term Bond Peer Group

Based on average annual returns for periods ended 03/31/11

	Six months**	One Year	Five Year	Ten Year
Number of funds in peer group	1,221	1,188	1,061	917
Peer group average annual total return†	0.10%	6.18%	5.10%	4.80%

Morningstar Category in peer group : Intermediate-Term Bond

†	Morningstar performance comparisons are based on average annual total returns for the six months**, one year, five year and ten year periods indicated in the US OE Intermediate-Term Bond peer group consisting of 1,221, 1,188, 1,061 and 917 underlying funds, respectively.

Quality Ratings as of March 31, 2011

as a % of Fair Value(b)(c)

Moody’s/S&P/ Fitch Rating*	Percentage of Market Value
Aaa / AAA	69.46%
Aa / AA	1.85%
A / A	10.41%
Baa / BBB	12.51%
Ba / BB and lower	5.65%
NR / Other	0.12%
100.00%

Sector Allocation as of March 31, 2011

Portfolio Composition as a % of the Fair Value of $400,595 (in thousands) as of March 31, 2011(b)(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2011

Investment Class Shares (Inception date: 11/21/97)

	Six Months**	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
Income Fund	0.89%	6.16%	4.98%	5.00%	$16,290
Barclays Capital U.S. Aggregate Bond Index	-0.88%	5.12%	6.03%	5.57%	$17,186

Service Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2011

Service Class Shares (Inception date: 9/30/05)

	Six Months**	One Year	Five Year	Since Inception	Ending value of a $10,000 investment(a)
Income Fund	0.88%	5.96%	5.15%	4.73%	$12,896
Barclays Capital U.S. Aggregate Bond Index	-0.88%	5.12%	6.03%	5.45%	$13,391

An investment in the GE Institutional Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. It is possible to lose money by investing in the Fund.

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of Short-Term Investment in the GE Institutional Money Market Fund.

*	Moody’s Investors Services Inc, Standard & Poor’s and Fitch are nationally recognized statistical rating organizations.

**	Total returns for the six month period ended March 31, 2011 are not annualized.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Income Fund

Schedule of Investments	March 31, 2011 (unaudited)

Income Fund

		Principal Amount	Fair Value
Bonds and Notes — 95.1%†

U.S. Treasuries — 23.1%

U.S. Treasury Bonds
3.88%	08/15/40	$19,582,500	$17,523,283	(h)
4.25%	11/15/40	11,504,700	11,003,164	(h)
U.S. Treasury Notes
2.13%	02/29/16	17,029,600	16,976,383
2.63%	11/15/20	39,299,800	36,671,626	(h)
3.63%	02/15/21	352,300	357,309
			82,531,765

Agency Mortgage Backed — 30.3%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	69,713	71,387	(h)
5.00%	07/01/35 - 08/01/40	5,260,117	5,500,168	(h)
5.50%	05/01/20 - 04/01/39	1,669,709	1,800,883	(h)
6.00%	04/01/17 - 11/01/37	2,378,551	2,614,827	(h)
6.50%	05/01/29 - 10/01/33	7,882	8,908	(h)
7.00%	10/01/16 - 08/01/36	182,920	209,383	(h)
7.50%	09/01/12 - 09/01/33	14,615	16,825	(h)
8.00%	11/01/30	38,291	45,241	(h)
8.50%	04/01/30 - 05/01/30	59,508	70,979	(h)
9.00%	12/01/16	2,016	2,288	(h)
9.50%	04/01/21	143	163	(h)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 06/01/19	273,531	286,182	(h)
4.50%	05/01/18 - 10/01/40	17,920,813	18,296,129	(h)
5.00%	07/01/20 - 11/01/40	9,699,129	10,176,468	(h)
5.32%	03/01/37	6,630	6,696	(i)
5.50%	03/01/14 - 01/01/39	15,476,097	16,633,519	(h)
5.50%	10/01/24	62,946	64,031	(h,i)
5.53%	04/01/37	10,574	11,252	(i)
6.00%	02/01/14 - 08/01/35	4,230,637	4,657,432	(h)
6.50%	07/01/17 - 08/01/36	490,837	551,221	(h)
7.00%	08/01/13 - 02/01/34	92,712	103,471	(h)
7.50%	08/01/13 - 03/01/34	281,860	325,598	(h)
8.00%	12/01/12 - 11/01/33	143,651	167,303	(h)
8.50%	05/01/31	8,520	10,013	(h)
9.00%	04/01/16 - 12/01/22	14,541	16,103	(h)
4.50%	TBA	8,535,000	8,685,694	(c)
5.00%	TBA	1,083,000	1,150,519	(c)
5.50%	TBA	75,000	81,117	(c)
6.00%	TBA	7,361,000	8,010,291	(c)
6.50%	TBA	3,472,000	3,891,352	(c)
Government National Mortgage Assoc.
4.50%	08/15/33 - 09/15/34	422,330	438,870	(h)
5.00%	08/15/33	118,995	127,098	(h)
6.00%	04/15/27 - 09/15/36	586,847	652,607	(h)
6.50%	04/15/19 - 09/15/36	475,835	542,536	(h)
7.00%	03/15/12 - 10/15/36	199,243	228,950	(h)
7.50%	01/15/23 - 10/15/33	91,377	106,471	(h)

		Principal Amount	Fair Value
8.00%	02/15/30 - 09/15/30	$1,669	$1,964	(h)
8.50%	10/15/17	8,419	9,519	(h)
9.00%	11/15/16 - 12/15/21	55,482	62,804	(h)
4.50%	TBA	21,850,000	22,498,661	(c)
5.50%	TBA	255,000	276,117	(c)
			108,411,040

Agency Collateralized Mortgage Obligations — 2.7%

Collateralized Mortgage Obligation Trust (Class B)
1.76%	11/01/18	845	812	(d,f,h,o)
Fannie Mae Whole Loan
0.98%	08/25/43	1,869,126	54,232	(g,p)

Federal Home Loan Mortgage Corp.
0.08%	09/25/43	1,662,985	14,398	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC
5.00%	02/15/38	286,048	41,851	(g,p)
5.00%	05/15/38	331,271	344,547	(h)
5.50%	04/15/17	32,881	833	(g,h,p)
6.35%	08/15/25	1,500,501	265,645	(g,i,p)
Federal Home Loan Mortgage Corp. REMIC (Class YQ)
5.00%	05/15/17	23,156	1,258	(g,h,p)

Federal Home Loan Mortgage Corp. REMIC (Series 1980) (Class 1980)
7.50%	07/15/27	12,033	2,691	(g,h,p)

Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	235,921	57,975	(g,h,p)

Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	195,470	17,039	(g,h,p)

Federal Home Loan Mortgage Corp. REMIC (Series 2645) (Class BI)
4.50%	02/15/18	40,632	2,747	(g,h,p)

Federal Home Loan Mortgage Corp. REMIC (Series 2647) (Class DI)
4.50%	10/15/16	14,673	150	(g,h,p)

Federal Home Loan Mortgage Corp. REMIC (Series 2722) (Class PI)
5.00%	06/15/28	20,765	422	(g,h,p)

Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	142,420	13,457	(g,h,p)

Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class IC)
5.00%	11/15/17 - 05/15/18	121,853	7,216	(g,h,p)

Federal Home Loan Mortgage Corp. REMIC (Series 2795) (Class IC)
5.00%	07/15/17	28,257	857	(g,h,p)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	March 31, 2011 (unaudited)

		Principal Amount	Fair Value

Federal Home Loan Mortgage Corp. REMIC (Series 2852) (Class OJ)
0.00%	09/15/34	$18,172	$18,174	(f)

Federal Home Loan Mortgage Corp. REMIC (Series 33) (Class 33D)
8.00%	04/15/20	315	343	(h)
Federal Home Loan Mortgage Corp. STRIPS
8.00%	02/01/23 - 07/01/24	11,267	2,322	(g,h,p)
Federal Home Loan Mortgage Corp. STRIPS (Class IO)
5.00%	12/01/34	60,797	12,985	(g,p)
Federal Home Loan Mortgage STRIPS
4.00%	08/01/27	2,819	2,374	(d,f,h)
Federal National Mortgage Assoc. (Class 1IO2)
1.09%	11/25/33	970,439	43,139	(g,p)
Federal National Mortgage Assoc. REMIC
5.00%	08/25/38	313,177	324,638	(h)
5.00%	02/25/40 - 09/25/40	2,207,901	366,159	(g,p)
5.75%	07/25/38	946,581	113,479	(g,p)
Federal National Mortgage Assoc. REMIC (Class B)
2.86%	12/25/22	762	696	(d,f,h)
Federal National Mortgage Assoc. REMIC (Class BZ)
5.50%	01/25/33	401,006	436,983
Federal National Mortgage Assoc. REMIC (Class CS)
7.45%	08/25/16	16,996	139	(g,h,p)
Federal National Mortgage Assoc. REMIC (Class VZ)
5.00%	10/25/35	283,428	284,643
Federal National Mortgage Assoc. REMIC (Series 1992) (Class K)
12.40%	05/25/22	11	263	(g,h,p)
Federal National Mortgage Assoc. REMIC (Series 2003)
5.00%	08/25/17	54,011	3,276	(g,h,p)
7.25%	05/25/18	335,156	40,048	(g,h,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	85,578	7,485	(g,h,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	482,949	51,311	(g,h,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IO)
1.20%	12/25/42	348,214	9,260	(g,h,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%	05/25/18	24,238	899	(g,h,p)

		Principal Amount	Fair Value
Federal National Mortgage Assoc. REMIC (Series 2003) (Class SL)
16.06%	03/25/31	$210,275	$243,138	(h)
Federal National Mortgage Assoc. REMIC (Series 2008) (Class ZW)
5.00%	07/25/38	250,327	258,407	(h)
Federal National Mortgage Assoc. STRIPS
6.00%	01/01/35	325,657	64,811	(g,h,p)
Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	467,748	105,987	(g,h,p)
5.00%	03/25/38	362,140	67,542	(g,h,p)
5.50%	12/01/33	111,462	24,202	(g,h,p)
7.50%	11/01/23	63,531	11,216	(g,h,p)
8.00%	08/01/23 - 07/01/24	23,804	5,374	(g,h,p)
8.50%	03/01/17 - 07/25/22	2,203	400	(g,h,p)
9.00%	05/25/22	769	140	(g,h,p)
Federal National Mortgage Assoc. STRIPS (Series 354) (Class 1)
3.80%	12/01/34	126,669	108,509	(d,f,h)
Federal National Mortgage Assoc. STRIPS (Series 364) (Class 1)
4.50%	09/01/35	857,532	160,787	(g,h,p)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	615,325	115,374	(g,h,p)
Federal National Mortgage Assoc. STRIPS (Series 387) (Class 1)
5.00%	05/25/38	365,742	63,169	(g,h,p)
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	6,391,707	1,118,331	(g,p)
4.50%	11/20/39	722,929	701,032
5.00%	10/20/37 - 09/20/38	2,452,531	396,336	(g,p)
5.90%	02/20/38	2,116,948	310,470	(g,i,p)
6.25%	01/16/39	2,683,944	436,772	(g,p)
6.25%	04/20/39	17,496	2,309	(g,i,p)
6.33%	06/20/40	5,843,039	1,018,543	(g,p)
6.35%	08/20/40	3,452,143	631,932	(g,i,p)
6.40%	06/20/40	5,733,246	965,840	(g,p)
Government National Mortgage Assoc. (Class IC)
6.00%	04/16/37	979,037	153,943	(g,p)
Vendee Mortgage Trust
0.38%	04/15/40	2,968,439	64,118	(g,p)
Vendee Mortgage Trust (Class 2003)
0.85%	05/15/33	1,146,039	41,257	(g,p)
			9,614,685

Asset Backed — 0.8%

Bear Stearns Asset Backed Securities Trust (Series 2003) (Class A)
4.48%	01/25/34	19,668	16,072	(d,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	March 31, 2011 (unaudited)

		Principal Amount	Fair Value
Chase Funding Mortgage Loan Asset-Backed Certificates
3.99%	11/25/33	$591,705	$570,784	(j)

Citicorp Residential Mortgage Securities Inc. (Series 2006) (Class A5)
6.04%	09/25/36	390,000	338,009
Countrywide Asset-Backed Certificates
1.11%	05/25/33	1,027	856
Countrywide Asset-Backed Certificates (Class 2A1)
2.11%	06/25/33	555	518	(d)
Countrywide Asset-Backed Certificates (Class A1)
1.05%	03/25/33	32,630	27,543
Countrywide Asset-Backed Certificates (Class AF4)
5.31%	08/25/35	624,783	595,424

Countrywide Asset-Backed Certificates (Series 2002) (Class A)
17.12%	08/25/32	6,475	4,219	(d,h)
GSAMP Trust
12.88%	05/25/46	63,996	63,194	(b,d,h)
Hertz Vehicle Financing LLC
2.60%	02/25/15	1,000,000	1,013,265	(b,h)
Mid-State Trust (Class A3)
7.54%	07/01/35	4,063	4,109	(h,o)
Popular ABS Mortgage Pass-Through Trust (Class AF4)
5.30%	11/25/35	375,000	322,352
Residential Asset Mortgage Products Inc. (Class A2)
5.89%	06/25/32	5,455	4,563	(d)
Residential Asset Securities Corp. (Class A2)
50.34%	06/25/33	8,723	4,243	(d)
Residential Asset Securities Corp. (Series 2002) (Class AIIB)
30.55%	07/25/32	8,527	4,728	(d,h)
			2,969,879

Corporate Notes — 28.3%

ABN Amro Bank N.V.
3.00%	01/31/14	729,000	727,706	(b)
AES El Salvador Trust
6.75%	02/01/16	100,000	98,500	(b)
AES Panama S.A.
6.35%	12/21/16	252,000	268,003	(b)
Agilent Technologies Inc.
5.50%	09/14/15	292,000	317,578
Air Jamaica Ltd.
9.38%	07/08/15	12,857	13,629
Alcoa Inc.
6.15%	08/15/20	359,000	379,364

		Principal Amount	Fair Value
Allergan Inc.
3.38%	09/15/20	$895,000	$837,906
Alliance One International Inc.
10.00%	07/15/16	429,000	434,899
Ameren Illinois Co.
9.75%	11/15/18	534,000	688,806
American International Group Inc.
5.85%	01/16/18	223,000	232,285
American Tower Corp.
4.50%	01/15/18	663,000	651,122
Amsted Industries Inc.
8.13%	03/15/18	431,000	459,554	(b)
Anadarko Petroleum Corp.
5.95%	09/15/16	264,000	287,070
6.20%	03/15/40	1,289,000	1,245,295	(h)
Anheuser-Busch InBev Worldwide Inc.
3.63%	04/15/15	684,000	707,725
5.38%	11/15/14	587,000	646,859
ArcelorMittal
3.75%	03/01/16	284,000	283,475
5.50%	03/01/21	812,000	800,150
Archer-Daniels-Midland Co.
5.77%	03/01/41	1,166,000	1,193,834
Arizona Public Service Co.
6.25%	08/01/16	290,000	327,187	(h)
AT&T Inc.
6.40%	05/15/38	1,084,000	1,106,735	(h)
6.70%	11/15/13	476,000	535,806
Banco de Credito del Peru
4.75%	03/16/16	213,000	209,805	(b)
Banco Mercantil del Norte S.A. (Series REGS)
6.14%	10/13/16	80,000	80,000	(i)
BanColombia S.A.
6.13%	07/26/20	80,000	80,000
Bank of America Corp.
4.50%	04/01/15	515,000	534,781
5.63%	07/01/20	1,185,000	1,216,611	(h)
5.75%	12/01/17	1,745,000	1,838,551	(h)
6.50%	08/01/16	375,000	414,984
BBVA Bancomer S.A.
6.50%	03/10/21	200,000	197,632	(b)
Boise Paper Holdings LLC
8.00%	04/01/20	345,000	372,600
Bombardier Inc.
7.75%	03/15/20	387,000	420,379	(b)
BP Capital Markets PLC
3.13%	10/01/15	221,000	222,236
4.50%	10/01/20	221,000	219,311
Calpine Corp.
7.25%	10/15/17	477,000	496,080	(b)
Capex S.A.
10.00%	03/10/18	71,000	69,580	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	March 31, 2011 (unaudited)

		Principal Amount	Fair Value
Cargill Inc.
5.20%	01/22/13	$125,000	$133,514	(b,h)
6.00%	11/27/17	246,000	275,636	(b,h)
CBS Corp.
5.75%	04/15/20	745,000	787,957
CCO Holdings LLC
7.88%	04/30/18	208,000	221,000
8.13%	04/30/20	250,000	271,875
Centrais Eletricas Brasileiras S.A.
6.88%	07/30/19	81,000	90,720	(b)
Central American Bank for Economic Integration
5.38%	09/24/14	410,000	442,486	(b)
CenturyLink Inc. (Series G)
6.88%	01/15/28	284,000	286,980
CFG Investment SAC
9.25%	12/19/13	100,000	105,000
Chubb Corp.
6.38%	03/29/67	227,000	238,917	(i)
Cincinnati Bell Inc.
8.25%	10/15/17	731,000	736,483
Citigroup Inc.
5.00%	09/15/14	1,260,000	1,315,696
5.13%	05/05/14	339,000	361,473
6.13%	11/21/17	223,000	242,993
6.38%	08/12/14	620,000	685,372	(h)
Clarendon Alumina Production Ltd.
8.50%	11/16/21	185,000	188,700	(b,h)
CNA Financial Corp.
5.75%	08/15/21	582,000	595,861
Consolidated Edison Company of New York Inc.
6.65%	04/01/19	294,000	346,739
Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	474,000	536,130
Corp Nacional del Cobre de Chile
3.75%	11/04/20	361,000	337,589	(b)
5.63%	09/21/35	82,000	84,059	(b)
COX Communications Inc.
6.25%	06/01/18	330,000	367,956	(b)

Credit Suisse First Boston International for CJSC The EXIM of Ukraine
7.65%	09/07/11	300,000	303,357
Crown Castle Towers LLC
4.88%	08/15/20	422,000	422,284	(b)
6.11%	01/15/40	201,000	217,854	(b,h)
CVS Caremark Corp.
3.25%	05/18/15	456,000	463,211
5.75%	06/01/17	154,000	169,629
6.13%	09/15/39	412,000	419,535
Denbury Resources Inc.
8.25%	02/15/20	410,000	458,175	(h)

Digicel Ltd.
8.25%	09/01/17	100,000	106,000	(b,h)

		Principal Amount	Fair Value
DirectTV Holdings LLC
3.55%	03/15/15	$405,000	$413,814
4.75%	10/01/14	418,000	450,091	(h)
5.88%	10/01/19	452,000	488,691	(h)
Dolphin Energy Ltd.
5.89%	06/15/19	184,580	196,116	(b,h)
Drummond Company Inc.
9.00%	10/15/14	399,000	422,940	(b,h)
Dubai Electricity & Water Authority
6.38%	10/21/16	80,000	80,600	(b)
7.38%	10/21/20	100,000	97,000	(b)
Duke Realty LP (REIT)
6.50%	01/15/18	203,000	223,664
El Paso Corp.
8.05%	10/15/30	413,000	469,891
Empresa Nacional del Petroleo
5.25%	08/10/20	100,000	99,745	(b)
6.25%	07/08/19	100,000	106,594	(b,h)
European Investment Bank
4.88%	01/17/17	1,090,000	1,207,429	(h)

Exelon Corp.
4.90%	06/15/15	605,000	635,793	(h)
First Horizon National Corp.
5.38%	12/15/15	672,000	702,088
FPL Group Capital Inc.
2.60%	09/01/15	892,000	867,256
Frontier Communications Corp.
7.13%	03/15/19	355,000	360,325
Georgia-Pacific LLC
5.40%	11/01/20	356,000	351,540	(b)
Globo Comunicacao e Participacoes S.A.
6.25%	12/31/49	100,000	105,150	(b,j)
Gold Fields Orogen Holding BVI Ltd.
4.88%	10/07/20	133,000	127,632	(b)
Goldman Sachs Capital I
6.35%	02/15/34	466,000	447,785
Hanesbrands Inc.
6.38%	12/15/20	797,000	777,075

HCA Inc.
9.25%	11/15/16	363,000	390,679	(h)
HCP Inc. (REIT)
3.75%	02/01/16	188,000	188,950
5.38%	02/01/21	471,000	475,654

Hess Corp.
5.60%	02/15/41	447,000	427,033
Hidili Industry International Development Ltd.
8.63%	11/04/15	150,000	150,750	(b)
Home Depot Inc.
4.40%	04/01/21	406,000	405,348
5.95%	04/01/41	162,000	161,549
Host Hotels & Resorts Inc. (REIT)
6.00%	11/01/20	280,000	275,100

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	March 31, 2011 (unaudited)

		Principal Amount	Fair Value
HSBC Finance Corp.
6.68%	01/15/21	$1,666,000	$1,729,283	(b)
Huntington BancShares Inc.
7.00%	12/15/20	328,000	362,114
Indo Integrated Energy BV
9.00%	06/01/12	100,000	105,940	(j)
ING Bank N.V.
4.00%	03/15/16	766,000	764,930	(b)
Ingles Markets Inc.
8.88%	05/15/17	740,000	794,575
Intergas Finance BV
6.88%	11/04/11	100,000	103,250
Inversiones CMPC S.A.
4.75%	01/19/18	82,000	80,683	(b)
JP Morgan Chase Capital XXV (Series Y)
6.80%	10/01/37	208,000	209,068
JPMorgan Chase & Co.
5.13%	09/15/14	929,000	997,114	(h)
JPMorgan Chase Bank NA
5.88%	06/13/16	336,000	369,967	(h)
Kazakhstan Temir Zholy Finance BV
6.50%	05/11/11	200,000	201,000
KazMunaiGaz Finance Sub BV
9.13%	07/02/18	100,000	121,000	(b)
11.75%	01/23/15	100,000	125,120	(b)
KeyCorp.
5.10%	03/24/21	406,000	403,494
Korea Development Bank
3.25%	03/09/16	423,000	414,844
4.00%	09/09/16	245,000	247,605
Korea Hydro & Nuclear Power Company Ltd.
6.25%	06/17/14	150,000	164,065	(b)
Korea National Oil Corp.
5.38%	07/30/14	150,000	160,899	(b)
Kraft Foods Inc.
4.13%	02/09/16	466,000	483,489
5.38%	02/10/20	1,428,000	1,507,605
6.50%	02/09/40	854,000	912,145
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	1,292,000	1,366,911	(h)
4.13%	10/15/14	159,000	172,798
4.50%	07/16/18	309,000	334,037
LBI Escrow Corp.
8.00%	11/01/17	449,000	495,023	(b)
Lincoln National Corp.
6.25%	02/15/20	336,000	370,388
8.75%	07/01/19	406,000	514,102
Listrindo Capital BV
9.25%	01/29/15	200,000	221,262	(b)
Majapahit Holding BV
7.25%	10/17/11	348,000	357,570	(b)
7.75%	10/17/16	200,000	225,000	(b)

		Principal Amount	Fair Value
Merrill Lynch & Company Inc.
6.05%	08/15/12	$14,000	$14,878
6.88%	04/25/18	617,000	685,297
MetroPCS Wireless Inc.
6.63%	11/15/20	696,000	695,130
Midamerican Energy Holdings Co.
6.13%	04/01/36	745,000	790,199	(h)
Morgan Stanley
5.50%	01/26/20	363,000	364,579
5.63%	09/23/19	589,000	601,566
6.00%	04/28/15	333,000	362,672
Morgan Stanley (Series F)
6.63%	04/01/18	788,000	866,103
Mylan Inc.
7.88%	07/15/20	592,000	643,800	(b)
NAK Naftogaz Ukraine
9.50%	09/30/14	100,000	110,000
National Agricultural Cooperative Federation
4.25%	01/28/16	256,000	260,100	(b)
National Power Corp.
4.56%	08/23/11	245,000	247,002	(i)
Nationwide Mutual Insurance Co.
6.60%	04/15/34	203,000	187,898	(b)
7.88%	04/01/33	181,000	192,102	(b)
9.38%	08/15/39	81,000	98,504	(b)
NET Servicos de Comunicacao S.A.
7.50%	01/27/20	100,000	114,500
News America Inc.
4.50%	02/15/21	701,000	686,791	(b)
6.65%	11/15/37	644,000	675,424
Nisource Finance Corp.
6.13%	03/01/22	380,000	413,491
Noble Holding International Ltd.
3.05%	03/01/16	609,000	603,752
NRG Energy Inc.
7.63%	01/15/18	674,000	699,275	(b)
Oglethorpe Power Corp.
5.38%	11/01/40	468,000	438,879
Pacific Gas & Electric Co.
5.80%	03/01/37	250,000	252,737
6.05%	03/01/34	661,000	688,786
Pacific Rubiales Energy Corp.
8.75%	11/10/16	100,000	114,250	(b)
PacifiCorp
6.00%	01/15/39	250,000	268,863
6.25%	10/15/37	14,000	15,481
PAETEC Holding Corp.
8.88%	06/30/17	674,000	726,235
Pemex Project Funding Master Trust
6.63%	06/15/35 - 06/15/38	179,000	178,600
Petrobras International Finance Co.
3.88%	01/27/16	420,000	422,808
Petroleos de Venezuela S.A.
8.37%	07/10/11	77,000	75,267	(d)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	March 31, 2011 (unaudited)

		Principal Amount	Fair Value
Petroleos Mexicanos
4.88%	03/15/15	$600,000	$639,000
6.00%	03/05/20	160,000	169,840
8.00%	05/03/19	90,000	108,090
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	191,667	194,350
Petronas Capital Ltd.
5.25%	08/12/19	150,000	159,535	(b)
7.88%	05/22/22	100,000	127,225	(b)
Petronas Global Sukuk Ltd.
4.25%	08/12/14	400,000	420,326	(b)
Pioneer Natural Resources Co.
7.50%	01/15/20	667,000	751,194
Plains All American Pipeline LP
5.00%	02/01/21	706,000	708,099
Plains All American Pipeline LP Corp.
3.95%	09/15/15	450,000	464,061
Power Sector Assets & Liabilities Management Corp.
7.39%	12/02/24	100,000	114,000	(b)
Protective Life Corp.
8.45%	10/15/39	783,000	873,389
Prudential Financial Inc.
3.88%	01/14/15	716,000	740,349
5.40%	06/13/35	292,000	273,290
PTTEP Canada International Finance Ltd.
5.69%	04/05/21	200,000	199,334	(b)
QVC Inc.
7.50%	10/01/19	622,000	653,100	(b)
RailAmerica Inc.
9.25%	07/01/17	413,000	456,881
Republic Services Inc.
5.25%	11/15/21	563,000	589,378	(h)
5.50%	09/15/19	256,000	274,668
Reynolds Group Issuer Inc.
7.75%	10/15/16	803,000	849,173	(b)
Roche Holdings Inc.
6.00%	03/01/19	972,000	1,101,734	(b)
Rockies Express Pipeline LLC
5.63%	04/15/20	569,000	565,613	(b)
RSHB Capital SA for OJSC Russian Agricultural Bank
6.97%	09/21/16	100,000	100,540	(i)
Russian Railways
5.74%	04/03/17	100,000	104,220
Southern Copper Corp.
5.38%	04/16/20	594,000	603,801
6.75%	04/16/40	659,000	662,413
Telecom Italia Capital S.A.
5.25%	10/01/15	406,000	420,234
6.00%	09/30/34	475,000	429,807

		Principal Amount	Fair Value
Telefonica Emisiones SAU
3.73%	04/27/15	$431,000	$435,008
3.99%	02/16/16	407,000	408,969
Teva Pharmaceutical Finance II BV
3.00%	06/15/15	889,000	897,691
Textron Inc.
6.20%	03/15/15	576,000	628,646
The AES Corp.
8.00%	10/15/17	419,000	450,425
The Goldman Sachs Group Inc.
3.63%	02/07/16	407,000	403,154
3.70%	08/01/15	438,000	441,232
5.38%	03/15/20	812,000	824,452
6.25%	02/01/41	423,000	421,248
6.75%	10/01/37	221,000	222,907
The Potomac Edison Co.
5.35%	11/15/14	178,000	192,774	(h)
Ticketmaster Entertainment LLC
10.75%	08/01/16	1,000,000	1,092,500	(h)
Time Warner Cable Inc.
6.75%	07/01/18	838,000	951,986
7.50%	04/01/14	213,000	244,144
Time Warner Inc.
3.15%	07/15/15	995,000	1,007,676
5.88%	11/15/16	463,000	516,539
6.20%	03/15/40	500,000	495,461
TNK-BP Finance S.A.
6.13%	03/20/12	200,000	208,250
7.25%	02/02/20	7,000	7,700	(b)
Transnet Ltd.
4.50%	02/10/16	200,000	204,172	(b)
Transocean Inc.
6.00%	03/15/18	134,000	144,677
6.80%	03/15/38	89,000	93,563
Union Electric Co.
6.70%	02/01/19	636,000	733,969
UnitedHealth Group Inc.
5.80%	03/15/36	335,000	332,802
Valero Energy Corp.
6.13%	02/01/20	429,000	463,994
Verizon Communications Inc.
5.50%	02/15/18	364,000	396,824
6.40%	02/15/38	336,000	352,037
Vimpel Communications Via VIP Finance Ireland Limited OJSC
7.75%	02/02/21	200,000	210,000	(b)
Visteon Corp.
6.75%	04/15/19	213,000	213,000
Votorantim Cimentos S.A.
7.25%	04/05/41	700,000	695,765
WEA Finance LLC (REIT)
6.75%	09/02/19	910,000	1,044,150	(b,h)
7.50%	06/02/14	175,000	200,309	(b,h)
Weatherford International Inc.
6.35%	06/15/17	454,000	501,750

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	March 31, 2011 (unaudited)

		Principal Amount	Fair Value
Weatherford International Limited Bermuda
6.75%	09/15/40	$772,000	$800,244	(h)
Wells Fargo & Co.
3.68%	06/15/16	610,000	613,605
Williams Partners LP
5.25%	03/15/20	629,000	656,155	(h)
Willis Group Holdings PLC
4.13%	03/15/16	497,000	494,442
Windstream Corp.
7.75%	10/01/21	355,000	360,769	(b)
Woodside Finance Ltd.
4.50%	11/10/14	991,000	1,049,606	(b,h)
Wyeth
5.50%	03/15/13	426,000	461,726	(h)
Wynn Las Vegas LLC
7.88%	05/01/20	327,000	349,073
Xstrata Finance Canada Ltd.
5.80%	11/15/16	370,947	410,848	(b)
			101,133,637

Non-Agency Collateralized Mortgage Obligations — 7.1%

Banc of America Commercial Mortgage Inc.
5.68%	07/10/46	410,000	419,626
5.73%	07/10/46	350,000	312,698
5.74%	02/10/51	710,000	767,333
6.20%	02/10/51	390,000	430,989	(i)
Banc of America Commercial Mortgage Inc. (Class A4)
5.63%	07/10/46	390,000	420,078
Banc of America Commercial Mortgage Inc. (Class B)
5.04%	07/10/43	410,000	422,263	(i)
Banc of America Funding Corp. (Class B1)
4.55%	03/20/36	84,854	380	(h,o)
Banc of America Mortgage Securities Inc. (Class B1)
4.43%	01/25/36	164,915	10,990	(h,o)
4.45%	02/25/36	154,863	12,158	(h,o)
Bear Stearns Commercial Mortgage Securities
5.76%	09/11/38	885,000	912,415	(i)
Bear Stearns Commercial Mortgage Securities (Class AM)
5.52%	04/12/38	430,000	453,830
Bear Stearns Commercial Mortgage Securities (Class A2)
5.41%	03/11/39	171,604	172,372	(h,i)
Bear Stearns Commercial Mortgage Securities (Class AJ)
5.61%	09/11/41	400,000	379,651	(i)
5.72%	06/11/40	340,000	288,647

		Principal Amount	Fair Value
Bear Stearns Commercial Mortgage Securities (Series 2007) (Class D)
5.99%	09/11/42	$100,000	$72,933	(h,o)
Citigroup Commercial Mortgage Trust
5.82%	12/10/49	390,000	427,932	(i)
Citigroup Commercial Mortgage Trust (Series 2006) (Class AJ)
5.48%	10/15/49	400,000	378,003
Commercial Mortgage Pass Through Certificates (Class AJ)
5.79%	06/10/46	450,000	436,001
Commercial Mortgage Pass Through Certificates (Class AM)
5.79%	06/10/46	670,000	696,278
Countrywide Asset-Backed Certificates (Class A2)
10.26%	11/25/35	119,492	114,439	(d,h)
Countrywide Commercial Mortgage Trust (Class AJ)
5.92%	06/12/46	490,000	470,672	(i)
Credit Suisse First Boston Mortgage Securities Corp. (Class CB1)
5.33%	10/25/35	186,937	13,714	(h,o)
Credit Suisse Mortgage Capital Certificates (Class C)
5.44%	02/15/39	1,000,000	820,302	(h)
Credit Suisse Mortgage Capital Certificates (Class CB1)
5.64%	02/25/36	89,138	6,510	(h,o)
DBUBS Mortgage Trust
5.56%	02/01/21	350,000	318,698	(b)
Greenwich Capital Commercial Funding Corp. (Class AM)
5.89%	07/10/38	600,000	622,727	(i)
GS Mortgage Securities Corp II
5.73%	03/10/44	730,000	687,000	(b)
Impac CMB Trust (Class A1)
26.75%	11/25/35	287,485	168,095	(d,h)
Indymac INDA Mortgage Loan Trust (Class B1)
4.51%	01/25/36	89,170	1,276	(h,o)
Interstar Millennium Trust (Series 2004) (Class A)
0.75%	03/14/36	32,459	30,635	(d)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class A4)
5.34%	08/12/37	1,360,000	1,464,329	(h)
5.40%	05/15/45	290,000	310,881
5.44%	06/12/47	550,000	579,966
5.79%	02/12/51	750,000	807,849
JP Morgan Chase Commercial Mortgage Securities Corp. (Class AM)
5.44%	05/15/45	1,020,000	1,053,007
5.90%	02/12/51	280,000	286,727

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	March 31, 2011 (unaudited)

		Principal Amount	Fair Value
JP Morgan Chase Commercial Mortgage Securities Corp. (Class B)
5.54%	04/15/43	$330,000	$303,902
JP Morgan Chase Commercial Mortgage Securities Corp. (Class F)
6.20%	02/12/51	150,000	84,078	(h,o)
LB-UBS Commercial Mortgage Trust
7.62%	01/15/36	2,052,897	83,605	(d,h,o)
LB-UBS Commercial Mortgage Trust ( Class A2)
6.09%	04/15/41	1,170,000	1,289,107	(i)
LB-UBS Commercial Mortgage Trust (Class A4)
4.95%	09/15/30	310,000	330,937
5.16%	02/15/31	450,000	481,177
LB-UBS Commercial Mortgage Trust (Class AJ)
6.09%	04/15/41	170,000	156,489	(i)
LB-UBS Commercial Mortgage Trust (Class AM)
6.17%	09/15/45	200,000	203,327	(i)
LB-UBS Commercial Mortgage Trust (Series 2004) (Class X)
20.57%	12/15/39	2,441,598	33,630	(d,h,o)
LB-UBS Commercial Mortgage Trust (Series 2006) (Class AJ)
5.28%	02/15/41	470,000	458,106	(i)
MASTR Alternative Loans Trust (Class 15 AX)
5.00%	08/25/18	121,992	11,803	(g,h,o,p)
Merrill Lynch Mortgage Trust (Class AJ)
5.67%	05/12/39	700,000	692,412	(i)
Merrill Lynch Mortgage Trust (Series 2006) (Class B)
5.67%	05/12/39	408,000	269,555
Morgan Stanley Capital I
5.16%	10/12/52	350,000	373,016	(i)
5.73%	10/15/42	487,000	430,286
Morgan Stanley Capital I (Class A4)
5.81%	08/12/41	180,000	199,539	(i)
5.81%	12/12/49	1,275,000	1,377,762
Morgan Stanley Capital I (Class AJ)
5.73%	10/15/42	225,000	224,606	(i)
Morgan Stanley Capital I (Class AM)
6.28%	01/11/43	450,000	466,989
Morgan Stanley Capital I (Class B)
5.73%	10/15/42	270,000	261,445
National RMBS Trust (Series 2004) (Class A1)
5.24%	03/20/34	53,904	53,676	(d)
OBP Depositor LLC Trust
4.65%	07/15/45	320,000	324,930	(b)
Puma Finance Ltd. (Class A)
5.15%	10/11/34	30,498	30,467	(d)

		Principal Amount	Fair Value
Residential Accredit Loans Inc. (Class A2)
25.68%	03/25/34	$22,434	$17,912	(d)
Residential Funding Mortgage Securities I (Class M1)
5.75%	01/25/36	103,439	1	(h,o)
Structured Asset Securities Corp.(Series 1996) (Class X1)
2.09%	02/25/28	17,637	1	(o)
Thornburg Mortgage Securities Trust (Class A)
3.73%	04/25/43	20,909	19,663	(d)
Vornado DP LLC
6.36%	09/13/28	180,000	180,600	(b,h)
Wachovia Bank Commercial Mortgage Trust
6.02%	06/15/45	420,000	319,348	(h)
Wachovia Bank Commercial Mortgage Trust (Class AJ)
5.52%	01/15/45	590,000	588,041	(h,i)
Wachovia Bank Commercial Mortgage Trust (Class AM)
5.47%	01/15/45	1,120,000	1,154,606	(h,i)
Wachovia Bank Commercial Mortgage Trust (Series 2006) (Class AJ)
5.99%	06/15/45	170,000	165,166	(h,i)
Wells Fargo Mortgage Backed Securities Trust (Class B1)
5.50%	01/25/36 - 03/25/36	566,480	75,981	(h,o)
			25,433,567

Sovereign Bonds - 1.9%

Democratic Socialist Republic of Sri Lanka
7.40%	01/22/15	100,000	107,250	(b)
8.25%	10/24/12	100,000	105,904
Financing of Infrastrucural Projects State Enterprise
8.38%	11/03/17	100,000	105,000	(b)
Government of 1Malaysia Sukuk Global Berhad
3.93%	06/04/15	125,000	130,347	(b)
Government of Argentina
2.50%	12/31/38	101,801	43,927	(j)
3.97%	08/03/12	408,200	99,397	(d,i)
7.00%	10/03/15	64,314	60,455
8.28%	12/31/33	105,951	94,455
Government of Belize
6.00%	02/20/29	248,500	208,119	(j)
Government of Brazil
5.63%	01/07/41	170,000	167,025
6.00%	02/20/29	81,300	68,089	(b,j)
8.25%	01/20/34	83,000	109,767
Government of Colombia
7.38%	03/18/19	100,000	120,000

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	March 31, 2011 (unaudited)

		Principal Amount	Fair Value
Government of Costa Rica
10.00%	08/01/20	$86,000	$117,519	(b)
Government of El Salvador
7.65%	06/15/35	170,000	169,405	(b,h)
Government of Grenada
2.50%	09/15/25	178,400	110,608	(b,j)
Government of Hungary
6.38%	03/29/21	142,000	142,142
7.63%	03/29/41	212,000	212,212
Government of Indonesia
11.63%	03/04/19	100,000	143,500	(b)
Government of Lebanon
4.00%	12/31/17	34,300	33,014
6.38%	03/09/20	100,000	101,252
Government of Lithuania
6.75%	01/15/15	100,000	108,847	(b)
7.38%	02/11/20	200,000	222,657	(b)
Government of Panama
6.70%	01/26/36	139,000	156,027
Government of Peruvian
6.55%	03/14/37	242,000	261,965
7.35%	07/21/25	100,000	118,850
Government of Philippine
6.50%	01/20/20	139,000	157,244
Government of Poland
6.38%	07/15/19	38,000	42,284
Government of Qatar
5.25%	01/20/20	200,000	207,600	(b)
Government of Turkey
5.63%	03/30/21	240,000	244,800
Government of Uruguay
6.88%	09/28/25	119,154	137,027
Government of Venezuela
1.30%	04/20/11	82,000	81,754	(i)
10.75%	09/19/13	90,000	90,360
Government of Vietnam
1.27%	03/12/16	34,348	30,158	(i)
Korea Expressway Corp.
4.50%	03/23/15	200,000	207,488	(b)
Korea National Oil Corp.
2.88%	11/09/15	358,000	346,635	(b)
Lebanese Republic
5.15%	11/12/18	82,000	78,925
Province of Manitoba Canada
4.90%	12/06/16	260,000	287,984	(h)
Province of Quebec Canada
7.50%	09/15/29	380,000	509,245
Republic of Dominican
7.50%	05/06/21	100,000	101,750	(b,h)
9.50%	09/27/11	61,260	62,791
Republic of Ghana
8.50%	10/04/17	200,000	226,000	(b)
Republic of Indonesia
5.88%	03/13/20	100,000	106,625	(b)

		Principal Amount	Fair Value
Republic of Lebanese
6.10%	10/04/22	$82,000	$78,925
Republic of Turkey
6.00%	01/14/41	200,000	187,000
Russian Foreign Bond-Eurobond
5.00%	04/29/20	100,000	101,125	(b)
United Mexican States
5.13%	01/15/20	124,000	129,704
6.05%	01/11/40	82,000	84,460
			6,817,617

Municipal Bonds and Notes — 0.9%
American Municipal Power-Ohio Inc.
8.08%	02/15/50	330,000	375,840
Municipal Electric Authority of Georgia
6.64%	04/01/57	1,129,000	1,072,550
New Jersey State Turnpike Authority
7.10%	01/01/41	235,000	252,717
7.41%	01/01/40	1,050,000	1,162,066	(h)
South Carolina State Public Service Authority
6.45%	01/01/50	235,000	250,068
			3,113,241

FNMA — 0.0%*
Lehman TBA
5.50%**	TBA	333,269	—	(c,m,o)

Total Bonds and Notes (Cost $335,350,108)			340,025,431
Other Investments — 0.3%
GEI Investment Fund (Cost $1,010,775)			1,030,991	(k)

Total Investments in Securities (Cost $336,360,883)			341,056,422
Short-Term Investments — 16.7%
GE Institutional Money Market Fund Investment Class 0.15% (Cost $59,538,785)			59,538,785	(d,k)

Total Investments (Cost $395,899,668)			400,595,207

Liabilities in Excess of Other Assets, net — (12.1)%			(43,226,702)

NET ASSETS — 100.0%			$357,368,505

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	March 31, 2011 (unaudited)

Other Information

The Fund had the following long futures contracts open at March 31, 2011 (unaudited):

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation
2 Yr U.S. Treasury Note Futures	June 2011	229	$49,950,625	$29,011
5 Yr U.S. Treasury Note Futures	June 2011	35	4,087,617	2,365

				$31,376

The Fund had the following short futures contracts open at March 31, 2011 (unaudited):

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
Ultra Long U.S. Treasury Bond Futures	June 2011	50	$(6,178,125)	$(60,684)
10 Yr. U.S. Treasury Notes Futures	June 2011	394	(46,898,313)	(264,864)

				$(325,548)

				$(294,172)

See Notes to Schedules of Investments and Notes to Financial Statements.

Money Market Fund	(unaudited)

Michael E. Martini Vice President

The Money Market Fund is managed by a team of portfolio managers that includes James C. Gannon and Michael E. Martini. As lead portfolio manager for the Money Market Fund, Mr. Martini has oversight responsibilities over the Fund. See portfolio managers’ biographical information beginning on page 134.

Q.	How did the GE Institutional Money Market Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended March 31, 2011?

A.	For the six-month period ended March 31, 2011, the GE Institutional Money Market Fund returned 0.03% for the Investment Class shares and 0.00% for the Service Class shares. The Fund’s benchmark, the 90-day U.S. Treasury Bill returned 0.07% and the Fund’s Morningstar peer group of 995 US Money Market Taxable funds returned an average of 0.02% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The fourth quarter of 2010 was dominated by the Fed’s decision to embark on another round of large scale asset purchases, or “Quantitative Easing II” (“QEII”). This was adopted based on the Federal Open Market Committee’s opinion that the speed and depth of the economic recovery was insufficient to fulfill their dual mandate of price stability and full employment. While QEII entails purchases of non-money market Treasuries, knock-on effects began having an impact on money market rates, including repos. LIBOR rates remained basically unchanged, even with the continued unresolved European sovereign/banking crisis. Improving economic fundamentals in the U.S. at the end of the quarter caused a repricing of the forward Fed funds market; however, portfolio yields remained depressed as money fund assets remained unchanged for yet another quarter while investment outstandings declined. The first quarter of 2011 was notable for the decrease in U.S. Treasury float, which affected money market rates. The Fed’s $600 billion treasury purchase program and Treasury’s decision to run down their Supplementary Financing Program of U.S. Treasury Bills by $195 billion drove short U.S. Treasury and agency yields lower. The FDIC’s impending new insurance fund assessment caused some banks to reduce their repo business. Cash borrowed in such transactions will now be included in the FDIC’s new fee calculation. Repo rates fell to zero on the first day of this new assessment. Short U.S. Treasury Bill yields fell to 52-week lows and LIBOR rates declined. Heading into the second quarter, money market funds will likely face even lower yields and shrinking supply.

Q.	What were the primary drivers behind Fund performance?

A.	The Fund’s investment in floating rate notes with coupons above 0.3% was a positive contributor to the Fund’s performance. A 35% position in government securities provided the Fund with the flexibility to take advantage of credit opportunities in commercial paper and certificates of deposit when available.

Q.	Were there any significant changes in the Fund during the period?

A.	There were no significant changes to the Fund during the period. The Fund’s allocation to U.S. government and agency issues was maintained at roughly 40% of total holdings throughout the period. Over the six-month period ended March 31, 2011, the allocation to U.S. Treasury securities rose from 3% to 12%. During the period, the exposure to Scandinavia, Australia and Canada was approximately 25% and the allocation to Europe was roughly 40% with exposure to Spain no greater than 3.5%. Supranational and sovereign issuers made up approximately 5% of the Fund’s European holdings. The weighted average maturity of the Fund remained between 35 and 50 days during the period.

Money Market Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

October 01, 2010 - March 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,000.32	0.60
Service Class	1,000.00	1,000.01	1.35
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,024.04	0.61
Service Class	1,000.00	1,023.31	1.36

*	Expenses are equal to the Fund’s annualized expense ratio of 0.12% for Investment Class Shares and 0.27% for Service Class Shares (for the period October 01, 2010 – March 31, 2011), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended March 31, 2011 were as follows: 0.03% for Investment Class shares, and 0.00% for Service Class shares. Past performance does not guarantee future results.

Money Market Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity. The Funds seeks its objective by investing primarily in short-term, U.S. dollar denominated money market instruments.

Morningstar Performance Comparison

Money Market Taxable Peer Group

Based on average annual returns for periods ended 03/31/11

	Six months**	One Year	Five Year	Ten Year
Number of funds in peer group	995	968	812	601
Peer group average annual total return††	0.02%	0.04%	2.04%	1.86%

Morningstar Category in peer group : Money Market Taxable

††	Morningstar performance comparisons are based on average annual total returns for the six months**, one year, five year and ten year periods indicated in the US Money Market Taxable peer group consisting of 995, 968, 812 and 601 underlying funds, respectively.

Fund Yield at March 31, 2011(b)

	Investment Class†	Service Class†
7-day current*	0.15%	0.00%
7-day effective	0.15%	0.00%
Money Fund Report	0.06%	0.02%

Sector Allocation as of March 31, 2011

Portfolio Composition as a % of the Amortized Cost of $668,766 (in thousands) as of March 31, 2011(b)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

For the Periods Ended March 31, 2011

Investment Class Shares (Inception date: 12/2/97)

	Six Months**	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
Money Market Fund	0.03%	0.06%	2.36%	2.22%	$12,462
90 Day T-Bill	0.07%	0.14%	1.96%	2.04%	$12,237
Service Class Shares†

Average Annual Total Return

For the Periods Ended March 31, 2011

Service Class Shares (Inception date: 9/30/05)

	Six Months**	One Year	Five Year	Since Inception	Ending value of a $10,000 investment(a)
Money Market Fund	0.00%	0.00%	2.17%	2.31%	$11,342
90 Day T-Bill	0.07%	0.14%	1.96%	2.16%	$11,247

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
†	The Distribution and/or Service (12b-1) Fee may be voluntarily reduced by GE Investment Distributors, Inc. (the Fund’s principal distributor) on a temporary basis to the extent necessary to maintain a minimum annualized net yield of 0.00% for all share classes, but may return to its stated level at any time without prior notice. Further, to the extent necessary, GE Asset Management may voluntarily reduce its management fee to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary management fee reduction may be modified or discontinued by GE Asset Management at any time without prior notice. There can be no assurance that either of these fee reductions will be sufficient to avoid any loss.
*	The seven day current yield, rather than the total return, more closely reflects the current earnings of the Money Market Fund at March 31, 2011.
**	Total returns for the six month period ended March 31, 2011 are not annualized.
See	Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Money Market Fund

Schedule of Investments	March 31, 2011 (unaudited)

Money Market Fund

		Principal Amount	Amortized Cost
Short-Term Investments — 98.7%†

U.S. Treasury — 11.4%

U.S. Treasury Bills
0.16%	08/25/11	$13,350,000	$13,341,473	(d)
U.S. Treasury Notes
0.75%	11/30/11	8,250,000	8,278,968
0.88%	04/30/11	11,321,900	11,327,651
1.00%	07/31/11	24,536,100	24,600,145
1.13%	06/30/11	19,450,000	19,496,786
			77,045,023

U.S. Government Agency and Related — 8.9%

FHLB Disc Corp
0.13%	04/08/11 - 06/15/11	25,750,000	25,746,306	(d)
FNMA Discount Note
0.13%	06/15/11 - 07/05/11	24,322,000	24,313,264	(d)
Freddie Mac
0.36%	04/01/11	10,547,000	10,547,000	(d,i)
			60,606,570

Foreign Agency — 0.9%

Eksportfinans Asa
5.13%	10/26/11	5,700,000	5,853,540

Commercial Paper — 17.4%

Banco Bilbao Viz London
0.61%	04/25/11	11,300,000	11,295,405	(d)
Caisse D’Amort Dette Soc
0.27%	05/04/11	13,587,000	13,583,637	(b,d)
0.28%	06/16/11	6,750,000	6,746,081	(b,d)
Commonwealth Bk Australia
0.27%	05/25/11	20,000,000	19,992,050	(d)
Credit Suisse New York
0.27%	04/20/11	11,363,000	11,361,381	(d)
HSBC USA Inc.
0.20%	04/13/11	9,350,000	9,349,377	(d)
KFW
0.27%	04/14/11	250,000	249,976	(b,d)
Rabobank USA Fin Corp
0.32%	05/11/11	11,407,000	11,403,008	(d)
Societe Generale N Amer
0.47%	07/06/11	9,884,000	9,871,612	(d)
0.54%	08/08/11	10,550,000	10,529,586	(d)
Westpac Banking Corp
0.31%	04/08/11	13,592,000	13,591,181	(d)
			117,973,294

		Principal Amount	Amortized Cost

Repurchase Agreements — 17.7%

Barclays Capital Inc. US Treasury Repo 0.13% dated 03/31/11, to be repurchased at $15,200,054 on 04/01/11 collateralized by $15,504,452 U.S. Government Agency Bonds, 0.00% maturing 09/17/12		$15,200,000	$15,200,000	(d)
Deutsche Bank Secuities, Inc. Gov Agcy Repo 0.15% dated 03/31/11, to be repurchased at $14,800,062 on 04/01/11 collateralized by $14,986,142 U.S. Government Agency Bonds, 1.62% maturing 04/15/13		14,800,000	14,800,000	(d)
Goldman Sachs & Co. Gov Agcy Repo 0.12% dated 03/31/11, to be repurchased at $77,700,259 on 04/01/11 collateralized by $77,708,047 U.S. Government Agency Bonds, 6.62% , maturing 11/15/30		77,700,000	77,700,000	(d)
HSBC Securities (USA) Inc. Gov Agcy Repo 0.13% dated 03/31/11, to be repurchased at $12,410,045 on 04/01/11 collateralized by $12,659,864 U.S. Government Agency Bonds, 0.13% maturing 09/26/11		12,410,000	12,410,000	(d)
			120,110,000

Corporate Notes — 1.5%

Australia & NZ Banking Group
0.46%	04/26/11	6,097,000	6,097,976	(b,d,i)
National Australia Bank
0.38%	07/07/11	4,238,000	4,239,332	(b,d,i)
			10,337,308

Certificates of Deposit — 38.2%

Abbey National Treasury Services
0.60%	08/24/11	20,700,000	20,700,000	(d,i)
Bank of Montreal Chicago
0.15%	04/07/11	11,650,000	11,650,000	(d)
Bank of Nova Scotia Houston
0.30%	04/04/11	12,253,000	12,253,000	(d)
Barclays Bank PLC NY
0.36%	05/03/11	15,087,000	15,087,000	(d,i)
0.40%	06/20/11	7,285,000	7,285,000	(d,i)
BNP Paribas NY
0.45%	07/18/11	19,900,000	19,900,000	(d)
Credit Agricole CIB NY
0.42%	06/01/11	16,430,000	16,430,000	(d)

See Notes to Schedules of Investments and Notes to Financial Statements.

Money Market Fund

Schedule of Investments	March 31, 2011 (unaudited)

		Principal Amount	Amortized Cost
Deutsche Bank Ag NY
0.33%	05/10/11	$16,194,000	$16,194,000	(d)
Lloyds TSB Bank PLC NY
0.26%	04/25/11	9,550,000	9,550,063	(d)
National Australia BK NY
0.32%	06/10/11	11,240,000	11,240,000	(d,i)
Nordea Bank Finland NY
0.32%	04/15/11	9,986,000	9,986,097	(d)
Rabobank Nederland NV
0.32%	10/12/11	11,799,000	11,799,769	(d,i)
Royal Bank of Canada NY
0.27%	08/26/11	9,133,000	9,133,000	(d,i)
0.31%	03/12/12	15,100,000	15,100,000	(d,i)
Standard Chartered bank
0.30%	06/27/11	12,500,000	12,500,000	(d)
Svenska Handelsbanken NY
0.27%	06/21/11	14,350,000	14,350,000	(d)
0.28%	05/18/11	8,050,000	8,050,052	(d)
Toronto-Dominion Bank NY
0.21%	04/04/11	10,100,000	10,100,000	(d)
UBS AG Stamford CT
0.60%	04/15/11	16,100,000	16,102,461	(d,i)
Westpac Banking Corp NY
0.30%	05/13/11	11,132,000	11,132,000	(d,i)
			258,542,442

Supranationals — 1.2%

Intl Bk Recon & Develop
0.31%	07/13/11	8,173,000	8,173,000	(d,i)

Time Deposit — 1.5%

State Street Corp.
0.01%	04/01/11	10,124,915	10,124,915	(e)

Total Short-Term Investments (Cost $668,766,092)			668,766,092

Other Assets and Liabilities, net — 1.3%			8,856,316

NET ASSETS — 100.0%			$677,622,408

See Notes to Schedules of Investments and Notes to Financial Statements.

Notes to Schedules of Investments	March 31, 2011 (unaudited)

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Funds have bought and the diversity of areas in which the Funds may invest as of a particular date. It may not be representative of the Funds’ current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Funds’ summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, these securities amounted to $16,355,448 $27,525,385 and $30,917,002 or 2.27%, 7.70% and 4.56% of the net assets of the GE Institutional Strategic Investment Fund, GE Institutional Income Fund and GE Institutional Money Market Fund, respectively. These securities have been determined to be liquid using procedures established by the Funds’ Board of Trustees.

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	At March 31, 2011, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(i)	Variable or floating rate security. The stated rate represents the rate at March 31, 2011.

(j)	Step coupon bond. Security becomes interest bearing at a future date.

(k)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

(l)	General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund’s investment adviser.

(m)	Securities in default.

(n)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(o)	Illiquid Securities. At March 31, 2011, these securities amounted to $89,655 and $411,981 or 0.01% and 0.12% of net assets for the GE Institutional Strategic Investment Fund and GE Institutional Income Fund, respectively. These securities have been determined to be illiquid using procedures established by the Board of Trustees.

(p)	Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

*	Less than 0.05%

**	Amount is less than $ 0.50.

†	Percentages are based on net assets as of March 31, 2011.

††	Security traded on different exchanges

Abbreviations:

ADR	American Depository Receipt
GDR	Global Depository Receipt
Regd.	Registered
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SPDR	Standard and Poor’s Depository Receipt
STRIPS	Separate Trading of Registered Interest and Principal of Security
TBA	To be announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

										U.S. Equity Fund
	Investment Class										Service Class
	3/31/11†		9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	3/31/11†		9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date										11/25/97										1/3/01
Net asset value, beginning of period	$10.50		$10.18		$10.73		$14.67		$13.29	$12.07	$10.67		$10.24		$10.71		$14.64		$13.27	$12.05
Income (loss) from investment operations:
Net investment income (loss)	0.05		0.13		0.14		0.16		0.21	0.17	0.05		0.11	**	0.13	**	0.14		0.17	0.15
Net realized and unrealized gains (losses) on investments	1.73		0.32		(0.54)		(2.50)		1.96	1.22	1.76		0.32	**	(0.48)	**	(2.51)		1.96	1.21
Total income (loss) from investment operations	1.78		0.45		(0.40)		(2.34)		2.17	1.39	1.81		0.43		(0.35)		(2.37)		2.13	1.36
Less distributions from:
Net investment income (loss)	0.14		0.13		0.15		0.18		0.21	0.17	0.12		—		0.12		0.14		0.18	0.14
Net realized gains	—		—		—		1.42		0.58	—	—		—		—		1.42		0.58	—
Total distributions	0.14		0.13		0.15		1.60		0.79	0.17	0.12		—		0.12		1.56		0.76	0.14
Net asset value, end of period	$12.14		$10.50		$10.18		$10.73		$14.67	$13.29	$12.36		$10.67		$10.24		$10.71		$14.64	$13.27

TOTAL RETURN (a)	17.03%		4.40%		(3.26)%		(17.63)%		16.98%	11.67%	16.89%		4.20%		(2.89)%		(17.83)%		16.68%	11.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$619,852		$421,381		$432,050		$462,644		$627,920	$553,358	$3,094		$2,682		$170		$22,253		$34,971	$28,140
Ratios to average net assets:
Net investment income (loss)	1.14%		1.24%		1.61%		1.21%		1.50%	1.43%	0.88%		1.11%		1.80%		0.96%		1.25%	1.19%
Net Expenses	0.36%	(b)*	0.36%	(b)	0.37%	(b)	0.36%	(b)	0.36%	0.37%	0.61%	(b)*	0.61%	(b)	0.62%	(b)	0.61%	(b)	0.61%	0.62%
Gross Expenses	0.37%	*	0.37%		0.38%		0.37%		0.36%	0.37%	0.62%	*	0.62%		0.63%		0.62%		0.61%	0.62%
Portfolio turnover rate	26%		41%		51%		55%		58%	56%	26%		41%		51%		55%		58%	56%

See Notes to Financial Highlights and Notes to Financial Statements.

									S&P 500 Index Fund
Investment Class										Service Class
3/31/11†		9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	3/31/11†		9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
									11/25/97										9/30/05

$10.98		$10.18		$11.23		$14.69		$12.81	$11.80	$10.93		$10.14		$11.19		$14.64		$12.79	$11.80

0.12		0.21	**	0.23		0.26		0.24	0.22	0.10		0.17	**	0.22		0.24		0.25	0.24
1.78		0.80	**	(1.03)		(3.46)		1.84	1.01	1.77		0.80	**	(1.04)		(3.46)		1.79	0.96
1.90		1.01		(0.80)		(3.20)		2.08	1.23	1.87		0.97		(0.82)		(3.22)		2.04	1.20

0.21		0.21		0.25		0.26		0.20	0.22	0.18		0.18		0.23		0.23		0.19	0.21
—		—		—		—		—	—	—		—		—		—		—	—
0.21		0.21		0.25		0.26		0.20	0.22	0.18		0.18		0.23		0.23		0.19	0.21

$12.67		$10.98		$10.18		$11.23		$14.69	$12.81	$12.62		$10.93		$10.14		$11.19		$14.64	$12.79

17.38%		9.96%		(6.51)%		(22.13)%		16.36%	10.53%	17.23%		9.60%		(6.84)%		(22.28)%		15.98%	10.39%

$37,494		$36,361		$35,332		$119,460		$151,025	$111,143	$33,276		$30,146		$939		$1,087		$936	$47

1.86%		1.97%		2.75%		2.03%		1.87%	1.82%	1.61%		1.67%		2.44%		1.79%		1.63%	1.59%
0.15%	(b)*	0.15%	(b)	0.16%	(b)	0.15%	(b)	0.15%	0.15%	0.40%	(b)*	0.40%	(b)	0.41%	(b)	0.40%	(b)	0.40%	0.40%
0.15%	*	0.15%		0.16%		0.15%		0.15%	0.15%	0.40%	*	0.40%		0.41%		0.40%		0.40%	0.40%
2%		13%		17%		17%		12%	12%	2%		13%		17%		17%		12%	12%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

										Core Value Equity Fund
	Investment Class										Service Class
	3/31/11†		9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	3/31/11†		9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date										2/2/00										9/30/05
Net asset value, beginning of period	$9.11		$8.68		$9.60		$12.43		$11.49	$10.40	$9.06		$8.65		$9.58		$12.40		$11.47	$10.40
Income (loss) from investment operations:
Net investment income (loss)	0.08		0.17		0.16		0.16		0.21	0.18	0.08		0.15	**	0.14		0.14		0.26	0.15
Net realized and unrealized gains (losses) on investments	1.55		0.40		(0.75)		(1.88)		1.84	1.09	1.53		0.40	**	(0.75)		(1.87)		1.76	1.10
Total income (loss) from investment operations	1.63		0.57		(0.59)		(1.72)		2.05	1.27	1.61		0.55		(0.61)		(1.73)		2.02	1.25
Less distributions from:
Net investment income (loss)	0.16		0.14		0.17		0.14		0.23	0.18	0.14		0.14		0.16		0.12		0.21	0.18
Net realized gains	—		—		0.16		0.97		0.88	—	—		—		0.16		0.97		0.88	—
Total distributions	0.16		0.14		0.33		1.11		1.11	0.18	0.14		0.14		0.32		1.09		1.09	0.18
Net asset value, end of period	$10.58		$9.11		$8.68		$9.60		$12.43	$11.49	$10.53		$9.06		$8.65		$9.58		$12.40	$11.47

TOTAL RETURN (a)	17.98%		6.64%		(5.27)%		(15.02)%		18.94%	12.42%	17.82%		6.35%		(5.50)%		(15.18)%		18.69%	12.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$190,241		$121,524		$121,866		$95,082		$108,986	$91,030	$2,748		$2,549		$713		$32		$36	$14
Ratios to average net assets:
Net investment income (loss)	1.68%		1.91%		2.20%		1.45%		1.73%	1.55%	1.41%		1.72%		1.76%		1.20%		1.38%	1.32%
Net Expenses	0.39%	(b)*	0.41%	(b)	0.43%	(b)	0.42%	(b)	0.43%	0.44%	0.64%	(b)*	0.66%	(b)	0.67%	(b)	0.67%	(b)	0.68%	0.67%
Gross Expenses	0.40%	*	0.41%		0.43%		0.43%		0.43%	0.44%	0.64%	*	0.66%		0.68%		0.67%		0.68%	0.67%
Portfolio turnover rate	22%		56%		62%		62%		43%	52%	22%		56%		62%		62%		43%	52%

See Notes to Financial Highlights and Notes to Financial Statements.

								Premier Growth Equity Fund
Investment Class									Service Class
3/31/11†	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	3/31/11†		9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
								10/29/99										1/3/01
$ 8.03	$7.60		$9.59		$12.46		$10.96	$10.46	$7.95		$7.53		$9.53		$12.41		$10.92	$10.42

0.03	0.04	**	0.06		0.07		0.08	0.08	0.02		0.02	**	(0.10)		0.64		0.04	0.06
1.34	0.44	**	(0.85)		(1.76)		1.55	0.49	1.33		0.45	**	(0.71)		(2.41)		1.55	0.49
1.37	0.48		(0.79)		(1.69)		1.63	0.57	1.35		0.47		(0.81)		(1.77)		1.59	0.55

0.03	0.05		0.09		0.07		0.08	0.07	—		0.05		0.08		—		0.05	0.05
—	—		1.11		1.11		0.05	—	—		—		1.11		1.11		0.05	—
0.03	0.05		1.20		1.18		0.13	0.07	—		0.05		1.19		1.11		0.10	0.05

$ 9.37	$8.03		$7.60		$9.59		$12.46	$10.96	$9.30		$7.95		$7.53		$9.53		$12.41	$10.92

17.14%	6.39%		(3.22)%		(14.62)%		15.02%	5.47%	16.98%		6.20%		(3.52)%		(15.30)%		14.71%	5.24%

$274,704	$246,218		$249,573		$268,005		$411,725	$455,088	$2,132		$3,157		$3,098		$3,014		$135,856	$130,673

0.65%	0.55%		0.91%		0.69%		0.58%	0.83%	0.41%		0.30%		0.66%		0.24%		0.33%	0.57%
0.37%(b)*	0.38	%(b)	0.39	%(b)	0.37	%(b)	0.37%	0.37%	0.62	%(b)*	0.63	%(b)	0.64	%(b)	0.62	%(b)	0.62%	0.62%
0.38%*	0.38%		0.40%		0.37%		0.37%	0.37%	0.63	%*	0.63%		0.65%		0.62%		0.62%	0.62%
15%	21%		24%		28%		29%	31%	15%		21%		24%		28%		29%	31%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

								Small-Cap Equity Fund
	Investment Class								Service Class
	3/31/11†		9/30/10		9/30/09	9/30/08	9/30/07	9/30/06	3/31/11†		9/30/10		9/30/09	9/30/08	9/30/07	9/30/06
Inception date								8/3/98								9/30/05
Net asset value, beginning of period	$12.61		$11.11		$12.35	$16.51	$15.41	$14.71	$12.69		$11.17		$12.31	$16.47	$15.38	$14.71
Income (loss) from investment operations:
Net investment income (loss)	0.04		0.03		0.05	0.10	0.10	0.07	0.02		—	**	0.12	0.06	0.08	0.05
Net realized and unrealized gains (losses) on investments	3.49		1.51		(1.20)	(2.67)	2.18	0.96	3.50		1.52	**	(1.25)	(2.67)	2.16	0.94
Total income (loss) from investment operations	3.53		1.54		(1.15)	(2.57)	2.28	1.03	3.52		1.52		(1.13)	(2.61)	2.24	0.99
Less distributions from:
Net investment income (loss)	0.01		0.04		0.09	0.08	0.08	0.06	—		0.00	(c)	0.01	0.04	0.05	0.05
Net realized gains	—		0.00		—	1.51	1.10	0.27	—		0.00		—	1.51	1.10	0.27
Total distributions	0.01		0.04		0.09	1.59	1.18	0.33	—		0.00	(c)	0.01	1.55	1.15	0.32
Net asset value, end of period	$16.13		$12.61		$11.11	$12.35	$16.51	$15.41	$16.21		$12.69		$11.17	$12.31	$16.47	$15.38

TOTAL RETURN (a)	27.96%		13.91%		(9.07)%	(16.86)%	15.43%	7.13%	27.74%		13.61%		(9.20)%	(17.14)%	15.20%	6.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$957,406		$722,935		$609,835	$635,849	$806,577	$632,992	$33		$28		$28	$87	$39	$16
Ratios to average net assets:
Net investment income (loss)	0.56%		0.24%		0.51%	0.68%	0.64%	0.53%	0.33%		(0.01)%		0.34%	0.43%	0.37%	0.28%
Net Expenses	0.88%	(b)*	0.89%	(b)	0.91% (b)	0.60% (b)	0.61%	0.61%	1.13%	(b)*	1.14%	(b)	1.16% (b)	0.85% (b)	0.85%	0.86%
Gross Expenses	0.89%	*	0.91%		0.93%	0.61%	0.61%	0.61%	1.14%	*	1.16%		1.18%	0.86%	0.85%	0.86%
Portfolio turnover rate	28%		46%		49%	73%	51%	47%	28%		46%		49%	73%	51%	47%

See Notes to Financial Highlights and Notes to Financial Statements.

								International Equity Fund
Investment Class									Service Class
3/31/11†	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	3/31/11†		9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
								11/25/97										1/3/01
$ 10.90	$10.90		$13.51		$19.96		$15.11	$12.72	$10.80		$10.83		$13.44		$19.88		$15.06	$12.69

0.05	0.20	**	0.20		0.43		0.30	0.24	0.04		0.17	**	0.00		0.54		0.16	0.17
1.07	0.01	**	(1.32)		(5.31)		4.92	2.33	1.05		0.00	**	(1.13)		(5.44)		5.00	2.35
1.12	0.21		(1.12)		(4.88)		5.22	2.57	1.09		0.17		(1.13)		(4.90)		5.16	2.52

0.18	0.21		0.38		0.31		0.24	0.18	0.14		0.20		0.37		0.28		0.21	0.15
—	—		1.11		1.26		0.13	—	—		—		1.11		1.26		0.13	—
0.18	0.21		1.49		1.57		0.37	0.18	0.14		0.20		1.48		1.54		0.34	0.15

$ 11.84	$10.90		$10.90		$13.51		$19.96	$15.11	$11.75		$10.80		$10.83		$13.44		$19.88	$15.06

10.30%	1.93%		(5.34)%		(26.41)%		35.09%	20.39%	10.18%		1.57%		(5.52)%		(26.60)%		34.75%	20.02%

$2,465,008	$2,289,643		$2,038,051		$1,892,548		$2,375,946	$1,377,877	$468,797		$486,064		$546,589		$53,692		$51,244	$16,352

0.92%	1.85%		2.44%		2.62%		2.00%	2.04%	0.66%		1.64%		2.29%		2.78%		1.61%	1.68%
0.55%(b)*	0.56%	(b)	0.55%	(b)	0.55%	(b)	0.56%	0.56%	0.80	%(b)*	0.81%	(b)	0.80%	(b)	0.80%	(b)	0.81%	0.81%
0.56%*	0.56%		0.56%		0.56%		0.56%	0.56%	0.81	%*	0.81%		0.80%		0.81%		0.81%	0.81%
21%	49%		41%		38%		32%	26%	21%		49%		41%		38%		32%	26%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

										Strategic Investment Fund
	Investment Class										Service Class
	3/31/11†		9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	3/31/11†		9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date										10/29/99										9/30/05
Net asset value, beginning of period	$10.71		$10.18		$10.62		$13.45		$11.77	$11.14	$10.58		$10.12		$10.57		$13.42		$11.74	$11.14
Income (loss) from investment operations:
Net investment income (loss)	0.10		0.18		0.17		0.26		0.27	0.22	0.08		0.11	**	0.16		0.18		0.27	0.23
Net realized and unrealized gains (losses) on investments	0.93		0.52		(0.32)		(2.32)		1.93	0.90	0.94		0.50	**	(0.33)		(2.27)		1.90	0.85
Total income (loss) from investment operations	1.03		0.70		(0.15)		(2.06)		2.20	1.12	1.02		0.61		(0.17)		(2.09)		2.17	1.08
Less distributions from:
Net investment income (loss)	0.19		0.17		0.25		0.25		0.24	0.19	0.10		0.15		0.24		0.24		0.21	0.18
Net realized gains	—		0.00		0.04		0.52		0.28	0.30	—		0.00		0.04		0.52		0.28	0.30
Total distributions	0.19		0.17		0.29		0.77		0.52	0.49	0.10		0.15		0.28		0.76		0.49	0.48
Net asset value, end of period	$11.55		$10.71		$10.18		$10.62		$13.45	$11.77	$11.50		$10.58		$10.12		$10.57		$13.42	$11.74

TOTAL RETURN (a)	9.69%		6.89%		(0.80)%		(16.13)%		19.24%	10.38%	9.64%		6.09%		(1.04)%		(16.44)%		19.01%	10.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$720,027		$659,553		$570,071		$522,383		$547,835	$349,564	$40		$37		$637		$715		$55	$11
Ratios to average net assets:
Net investment income (loss)	1.73%		1.83%		2.04%		2.24%		2.43%	2.33%	1.48%		1.17%		1.81%		1.87%		2.21%	1.95%
Net Expenses	0.33%	(b)*	0.32%	(b)	0.31%	(b)	0.34%	(b)	0.36%	0.37%	0.58%	(b)*	0.57%	(b)	0.56%	(b)	0.57%	(b)	0.61%	0.61%
Gross Expenses	0.36%	*	0.36%		0.36%		0.36%		0.36%	0.37%	0.61%	*	0.61%		0.61%		0.61%		0.61%	0.61%
Portfolio turnover rate	85%		152%		177%		177%		158%	143%	85%		152%		177%		177%		158%	143%

See Notes to Financial Highlights and Notes to Financial Statements.

									Income Fund
Investment Class										Service Class
3/31/11†		9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	3/31/11†		9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
									11/21/97										9/30/05

$9.51		$9.06		$8.94		$9.29		$9.35	$9.50	$9.70		$9.25		$9.12		$9.30		$9.35	$9.50

0.17	**	0.35		0.37		0.43		0.51	0.49	0.16	**	0.32	**	0.36		0.37		0.49	0.47
(0.09)	**	0.47		0.13		(0.35)		(0.06)	(0.15)	(0.07)	**	0.49	**	0.14		(0.14)		(0.05)	(0.15)
0.08		0.82		0.50		0.08		0.45	0.34	0.09		0.81		0.50		0.23		0.44	0.32

0.17		0.37		0.37		0.43		0.51	0.49	0.17		0.36		0.36		0.41		0.49	0.47
—		—		0.01		—		—	—	—		—		0.01		—		—	—
0.17		0.37		0.38		0.43		0.51	0.49	0.17		0.36		0.37		0.41		0.49	0.47

$9.42		$9.51		$9.06		$8.94		$9.29	$9.35	$9.62		$9.70		$9.25		$9.12		$9.30	$9.35

0.89%		9.24%		5.88%		0.80%		4.95%	3.75%	0.88%		8.87%		5.59%		2.41%		4.80%	3.50%

$357,082		$397,055		$360,894		$324,385		$344,261	$294,484	$287		$268		$276		$453		$17	$11

3.74%		3.72%		4.29%		4.64%		5.49%	5.33%	3.49%		3.47%		4.09%		4.06%		5.25%	5.10%
0.19%	(b)*	0.18%	(b)	0.20%	(b)	0.20%	(b)	0.23%	0.24%	0.44%	(b)*	0.44%	(b)	0.45%	(b)	0.43%	(b)	0.48%	0.49%
0.23%	*	0.23%		0.23%		0.23%		0.23%	0.24%	0.48%	*	0.48%		0.48%		0.47%		0.48%	0.49%
173%		383%		357%		485%		421%	341%	173%		383%		357%		485%		421%	341%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

							Money Market Fund
	Investment Class								Service Class
	3/31/11†		9/30/10		9/30/09	9/30/08	9/30/07	9/30/06	3/31/11†		9/30/10		9/30/09	9/30/08	9/30/07	9/30/06
Inception date								12/2/97								9/30/05
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.00	(c)	0.00	(c)	0.01	0.03	0.05	0.04	0.00	(c)	0.00	(c)	0.01	0.03	0.05	0.04
Total income from investment operations	0.00	(c)	0.00	(c)	0.01	0.03	0.05	0.04	0.00	(c)	0.00	(c)	0.01	0.03	0.05	0.04
Less distributions from:
Net investment income (loss)	0.00	(c)	0.00	(c)	0.01	0.03	0.05	0.04	0.00	(c)	—		0.01	0.03	0.05	0.04
Total distributions	0.00	(c)	0.00	(c)	0.01	0.03	0.05	0.04	0.00	(c)	—		0.01	0.03	0.05	0.04
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

TOTAL RETURN (a)	0.03%		0.04%		0.80%	3.25%	5.25%	4.56%	0.00%		0.00%		0.56%	2.99%	5.00%	4.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$677,611		$20,656		$31,040	$29,071	$26,952	$24,409	$11		$11		$11	$11	$11	$10
Ratios to average net assets:
Net investment income (loss)	0.14%		0.05%		0.80%	3.18%	5.12%	4.62%	0.00%	(c)	0.00%		0.55%	2.94%	4.89%	4.25%
Net Expenses	0.12%	(d)*	0.23%	(d)	0.24%	0.25%	0.24%	0.25%	0.27%	(d)*	0.27%	(d)	0.48%	0.50%	0.48%	0.50%
Gross Expenses	0.12%	*	0.25%		0.24%	0.25%	0.24%	0.25%	0.46%	*	0.49%		0.48%	0.50%	0.48%	0.50%

See Notes to Financial Highlights and Notes to Financial Statements.

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.

(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Money Market Fund and the GE Institutional Money Market Fund.

(c)	Less than $0.01

(d)	GE Asset Management has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to extent necessary to maintain a minimum annualized yield of 0.00%. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by GE Asset Management at any time without prior notice.

*	Annualized periods for less than one year

**	Average shares method used.

†	Unaudited

See Notes to Financial Statements.

Statements of Assets and Liabilities March 31, 2011 (unaudited)	U.S. Equity Fund	S&P 500 Index Fund	Core Value Equity Fund

ASSETS
Investments in securities, at Fair Value (cost $524,729,791; $63,097,354; $158,325,676; $222,846,459; $707,316,370; $2,403,909,413; $596,357,814; $335,350,108 and $0, respectively)	$602,002,358	$69,336,222	$189,808,605
Investments in affiliated securities, at Fair Value (cost $74,400; $27,821; $19,976; $143,270; $74,670; $208,822; $879,302; $1,010,775 and $0, respectively)	75,888	28,378	20,376
Short-term Investments at Fair Value (cost $0; $119,000; $0; $0; $0; $0; $0; $0 and $548,656,092, respectively)	—	119,000	—
Short-term affiliated investments (at amortized cost)	22,105,744	1,274,560	3,881,935
Repurchase agreement	—	—	—
Cash	—	—	—
Foreign currency (cost $9,227; $0; $0; $0; $0; $1,443,160; $79,904; $0 and $0, respectively)	9,213	—	—
Receivable for investments sold	1,558,044	—	563,367
Income receivables	457,719	87,552	208,077
Receivable for fund shares sold	64,461	—	68,239
Variation margin receivable	—	12,778	—
Other Assets	—	—	—
Total assets	626,273,427	70,858,490	194,550,599
LIABILITIES
Payable for investments purchased	2,770,195	52,200	792,335
Payable for fund shares redeemed	333,937	11,016	693,199
Payable to GEAM	187,333	5,766	62,242
Accrued other expenses	6,617	3,607	8,670
Variation margin payable	29,870	15,824	5,800
Total liabilities	3,327,952	88,413	1,562,246
NET ASSETS	$622,945,475	$70,770,077	$192,988,353
NET ASSETS CONSIST OF :
Capital paid in	622,229,053	97,922,108	163,877,165
Undistributed (distribution in excess of) net investment income	1,340,230	289,188	651,684
Accumulated net realized gain (loss)	(78,210,351)	(33,693,193)	(3,083,075)
Net unrealized appreciation/(depreciation) on:
Investments	77,274,055	6,239,425	31,483,329
Futures	312,502	12,549	59,250
Foreign currency related transaction	(14)	—	—
NET ASSETS	$622,945,475	$70,770,077	$192,988,353
Investments Class:
Net assets	$619,851,505	$37,493,647	$190,240,762
Shares outstanding( $.001 par value; unlimited shares authorized)	51,048,578	2,959,957	17,976,071
Net asset value, offering and redemption price per share	$12.14	$12.67	$10.58
Service Class:
Net assets	$3,093,970	$33,276,430	$2,747,591
Shares outstanding( $.001 par value; unlimited shares authorized)	250,422	2,636,734	260,871
Net asset value, offering and redemption price per share	$12.36	$12.62	$10.53

See Notes to Financial Statements.

Premier Growth Equity Fund	Small-Cap Equity Fund	International Equity Fund	Strategic Investment Fund	Income Fund	Money Market Fund

$271,296,881	$893,922,247	$2,821,960,766	$663,579,585	$340,025,431	$—
146,136	76,163	212,998	896,888	1,030,991	—
—	—	—	—	—	548,656,092
5,242,121	64,321,309	97,334,437	95,268,565	59,538,785	—
—	—	—	—	—	120,110,000
—	883	—	—	—	—
—	—	1,442,452	79,894	—	—
651,133	3,390,262	3,679,074	5,289,871	5,553,466	—
86,848	598,195	11,185,284	2,611,215	2,841,458	415,731
227,827	14,463	671,476	137,948	33,836	14,735,251
3,335	28,920	43,208	148,803	32,688	—
—	2,092,500	2,407,776	2,866,636	—	—
277,654,281	964,444,942	2,938,937,471	770,879,405	409,056,655	683,917,074

711,905	6,294,408	2,427,272	49,372,134	51,543,022	—
15,492	926	1,234,095	1,068,577	76,454	6,230,505
86,901	207,133	1,333,545	206,051	62,305	63,512
4,569	503,171	36,079	8,064	6,369	649
—	—	101,613	157,302	—	—
818,867	7,005,638	5,132,604	50,812,128	51,688,150	6,294,666
$276,835,414	$957,439,304	$2,933,804,867	$720,067,277	$357,368,505	$677,622,408

256,807,486	811,774,657	3,052,310,713	698,275,527	361,113,982	677,639,101
852,517	4,261,022	11,896,789	3,075,904	(582,305)	—
(29,238,838)	(45,633,125)	(549,465,422)	(48,748,037)	(7,564,539)	(16,693)

48,453,288	186,607,370	418,055,529	67,239,357	4,695,539	—
(39,039)	429,380	624,575	201,333	(294,172)	—
—	—	382,683	23,193	—	—
$276,835,414	$957,439,304	$2,933,804,867	$720,067,277	$357,368,505	$677,622,408

$274,703,807	$957,405,929	$2,465,008,349	$720,027,442	$357,081,545	$677,611,074
29,328,409	59,360,767	208,250,165	62,316,070	37,906,445	677,693,919
$9.37	$16.13	$11.84	$11.55	$9.42	$1.00

$2,131,607	$33,375	$468,796,518	$39,835	$286,960	$11,334
229,292	2,058	39,898,159	3,463	29,838	11,341
$9.30	$16.21	$11.75	$11.50	$9.62	$1.00

Statements of Operations For the period ended March 31, 2011 (unaudited)	U.S Equity Fund	S&P 500 Index Fund	Core Value Equity Fund

INVESTMENT INCOME

Income :
Dividend	$3,688,018	$688,226	$1,754,251
Interest	27,202	3,753	6,461
Interest from affiliated investments	5,974	283	1,004
Less : Foreign taxes withheld	(20,881)	—	(12,199)
Total income	3,700,313	692,262	1,749,517

Expenses :
Advisory and administration fees	895,663	51,681	332,736
Distribution fees Service Class	3,662	40,221	3,567
Trustees fees	7,113	564	1,939
Other expenses	—	131	—
Total expenses before waiver and reimbursement	906,438	92,597	338,242
Less : Expenses waived or borne by the adviser	(12,307)	(1,280)	(3,585)
Less: Expenses reimbursed by the adviser	—	—	—
Net expenses	894,131	91,317	334,657
Net investment income	2,806,182	600,945	1,414,860

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on :
Investments	15,681,061	(849,739)	5,971,396
Futures	59,855	271,863	149,631
Foreign currency related transactions	4,170	—	41
Increase (decrease) in unrealized appreciation/
(depreciation) on:
Investments	51,064,209	10,980,311	19,331,214
Futures	334,042	(42,381)	48,703
Foreign currency related transactions	(59)	—	—
Net realized and unrealized gain (loss) on investments	67,143,278	10,360,054	25,500,985
Net increase (decrease) in net assets resulting from operations	$69,949,460	$10,960,999	$26,915,845

See Notes to Financial Statements.

Premier Growth Equity Fund	Small-Cap Equity Fund	International Equity Fund	Strategic Investment Fund	Income Fund	Money Market Fund

$1,299,571	$6,034,373	$22,619,063	$3,276,966	$—	$—
68,281	108,719	26,410	4,009,290	7,686,234	286,547
2,087	12,829	17,866	23,310	15,760	—
—	(4,868)	(1,707,172)	(125,563)	(1,657)	—
1,369,939	6,151,053	20,956,167	7,184,003	7,700,337	286,547

505,508	3,805,465	7,891,466	1,239,461	435,154	129,039
3,155	38	587,913	49	330	14
4,190	9,379	35,894	9,302	6,028	495
—	—	5,179	229	163	—
512,853	3,814,882	8,520,452	1,249,041	441,675	129,548
(8,625)	(57,812)	(74,447)	(92,985)	(65,717)	—
—	—	—	—	—	(70)
504,228	3,757,070	8,446,005	1,156,056	375,958	129,478
865,711	2,393,983	12,510,162	6,027,947	7,324,379	157,069

3,777,937	56,697,968	52,033,397	18,333,762	2,234,682	2,129
300,752	4,525,794	2,114,267	6,416,979	1,716,547	—
—	—	(1,791,636)	(174,236)	—	—

36,749,372	144,876,966	209,878,649	34,375,235	(8,014,412)	—
(143,624)	(423,147)	797,012	(572,462)	50,860	—
—	—	67,025	(2,841)	—	—
40,684,437	205,677,581	263,098,714	58,376,437	(4,012,323)	2,129

$41,550,148	$208,071,564	$275,608,876	$64,404,384	$3,312,056	$159,198

Statements of Changes in Net Assets	U.S Equity Fund		S&P 500 Index Fund
	Six months ended March 31, 2011*	Year Ended September 30, 2010	Six months ended March 31, 2011*	Year Ended September 30, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income	$2,806,182	$5,421,439	$600,945	$1,009,374
Net realized gain (loss) on investments, futures, foreign currency transactions	15,745,086	(1,988,115)	(577,876)	(1,492,732)
Net increase (decrease) in unrealized appreciation / (depreciation) on investments, futures, foreign currency transactions	51,398,192	15,942,357	10,937,930	3,914,435
Net increase (decrease) from operations	69,949,460	19,375,681	10,960,999	3,431,077
Distributions to shareholders from :
Net investment income
Investment Class	(5,514,885)	(5,430,387)	(651,585)	(720,198)
Service Class	(28,940)	—	(491,926)	(16,458)
Total distributions	(5,543,825)	(5,430,387)	(1,143,511)	(736,656)
Increase (decrease) in net assets from operations and distributions	64,405,635	13,945,654	9,817,488	2,694,421
Share transactions :
Proceeds from sale of shares
Investment Class	163,631,511	12,279,458	1,692,421	2,670,740
Service Class	143,474	2,628,485	902,074	32,116,141
Value of distributions reinvested
Investment Class	5,120,561	5,070,386	587,599	656,025
Service Class	28,936	—	491,339	16,446
Cost of shares redeemed
Investment Class	(34,264,555)	(41,907,539)	(6,387,927)	(4,993,617)
Service Class	(182,946)	(173,501)	(2,839,415)	(2,924,984)
Net increase (decrease) from shares transactions	134,476,981	(22,102,711)	(5,553,909)	27,540,751
Total increase (decrease) in net assets	198,882,616	(8,157,057)	4,263,579	30,235,172

NET ASSETS
Beginning of period	424,062,859	432,219,916	66,506,498	36,271,326
End of period	$622,945,475	$424,062,859	$70,770,077	$66,506,498
Undistributed (distribution in excess of) net investment income, end of period	$1,340,230	$4,077,873	$289,188	$831,754
CHANGES IN FUND SHARES
Investment Class:
Shares sold	13,432,795	1,184,145	141,878	249,366
Issued for distribution reinvested	444,108	481,061	49,130	61,831
Shares redeemed	(2,950,721)	(4,000,963)	(543,004)	(468,681)
Net increase (decrease) in fund shares	10,926,182	(2,335,757)	(351,996)	(157,484)
Service Class:
Shares sold	12,177	251,110	75,188	2,937,397
Issued for distribution reinvested	2,465	—	41,185	1,553
Shares redeemed	(15,467)	(16,444)	(237,142)	(274,047)
Net increase (decrease) in fund shares	(825)	234,666	(120,769)	2,664,903

*	Unaudited.

See Notes to Financial Statements.

Core Value Equity Fund		Premier Growth Equity Fund		Small-Cap Equity Fund
Six months ended March 31, 2011*	Year Ended September 30, 2010	Six months ended March 31, 2011*	Year Ended September 30, 2010	Six months ended March 31, 2011*	Year Ended September 30, 2010

$1,414,860	$2,465,303	$865,711	$1,390,156	$2,393,983	$1,611,914
6,121,068	6,712,119	4,078,689	(8,520,468)	61,223,762	23,479,414
19,379,917	(251,395)	36,605,748	22,187,046	144,453,819	60,164,091
26,915,845	8,926,027	41,550,148	15,056,734	208,071,564	85,255,419

(2,612,635)	(2,104,836)	(1,031,182)	(1,758,660)	(331,311)	(2,326,416)
(39,041)	(10,637)	—	(18,503)	—	—
(2,651,676)	(2,115,473)	(1,031,182)	(1,777,163)	(331,311)	(2,326,416)
24,264,169	6,810,554	40,518,966	13,279,571	207,740,253	82,929,003

44,901,308	11,206,256	16,319,474	22,461,446	64,249,304	88,223,957
482,819	2,402,888	186,210	290,532	—	—

2,438,973	1,725,613	1,001,049	1,710,442	329,120	2,307,974
39,038	10,637	—	18,503	—	—

(2,465,012)	(20,078,346)	(28,938,308)	(40,636,457)	(37,840,091)	(60,358,098)
(746,013)	(583,593)	(1,626,662)	(420,357)	(2,059)	(3,660)
44,651,113	(5,316,545)	(13,058,237)	(16,575,891)	26,736,274	30,170,173
68,915,282	1,494,009	27,460,729	(3,296,320)	234,476,527	113,099,175

124,073,071	122,579,062	249,374,685	252,671,005	722,962,777	609,863,602
$192,988,353	$124,073,071	$276,835,414	$249,374,685	$957,439,304	$722,962,777
$651,684	$1,888,500	$852,517	$1,017,988	$4,261,022	$2,198,350

4,636,003	1,273,901	1,821,747	2,812,505	4,539,178	7,435,602
246,046	191,310	113,113	216,238	22,238	199,998
(244,794)	(2,160,241)	(3,253,317)	(5,218,198)	(2,542,000)	(5,179,812)
4,637,255	(695,030)	(1,318,457)	(2,189,455)	2,019,416	2,455,788

47,794	264,703	20,618	37,035	—	—
3,947	1,185	—	2,360	—	—
(72,265)	(66,856)	(188,296)	(53,652)	(140)	(328)
(20,524)	199,032	(167,678)	(14,257)	(140)	(328)

Statements of Changes in Net Assets	International Equity Fund
	Six months ended March 31, 2011*	Year Ended September 30, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income	$12,510,162	$47,963,614
Net realized gain (loss) on investments, futures, foreign currency transactions	52,356,028	(158,501,268)
Net increase (decrease) in unrealized appreciation/(depreciation) on investments, futures, foreign currency transactions	210,742,686	178,428,126
Net increase (decrease) from operations	275,608,876	67,890,472
Distributions to shareholders from :
Net investment income
Investment Class	(36,664,093)	(40,008,639)
Service Class	(5,849,806)	(10,143,710)
Total distributions	(42,513,899)	(50,152,349)
Increase (decrease) in net assets from operations and distributions	233,094,977	17,738,123
Share transactions :
Proceeds from sale of shares
Investment Class	255,847,584	473,234,383
Service Class	2,595,782	340,695,027
Value of distributions reinvested
Investment Class	35,871,054	38,974,541
Service Class	5,847,986	10,142,066
Cost of shares redeemed
Investment Class	(308,891,477)	(284,002,209)
Service Class	(66,268,105)	(405,714,584)
Net increase (decrease) from shares transactions	(74,997,176)	173,329,224
Total increase (decrease) in net assets	158,097,801	191,067,347

NET ASSETS
Beginning of period	2,775,707,066	2,584,639,719
End of period	$2,933,804,867	$2,775,707,066
Undistributed (distribution in excess of ) net investment income, end of period	$11,896,789	$41,900,526
CHANGES IN FUND SHARES
Investment Class:
Shares sold	21,884,399	46,608,385
Issued for distribution reinvested	3,149,744	3,572,369
Shares redeemed	(26,833,255)	(27,060,868)
Net increase (decrease) in fund shares	(1,799,112)	23,119,886
Service Class:
Shares sold	225,569	32,285,250
Issued for distribution reinvested	516,607	935,615
Shares redeemed	(5,829,575)	(38,720,219)
Net increase (decrease) in fund shares	(5,087,399)	(5,499,354)

*	Unaudited.

See Notes to Financial Statements.

Strategic Investment Fund		Income Fund		Money Market Fund
Six months ended March 31, 2011*	Year Ended September 30, 2010	Six months ended March 31, 2011*	Year Ended September 30, 2010	Six months ended March 31, 2011*	Year Ended September 30, 2010

$6,027,947	$11,237,631	$7,324,379	$14,038,051	$157,069	$10,109
24,576,505	(1,736,147)	3,951,229	9,157,197	2,129	(68)
33,799,932	30,973,791	(7,963,552)	10,180,231	—	—
64,404,384	40,475,275	3,312,056	33,375,479	159,198	10,041

(11,859,279)	(9,489,301)	(7,207,958)	(15,129,639)	(157,069)	(10,109)
(339)	(9,308)	(4,527)	(9,741)	—	—
(11,859,618)	(9,498,609)	(7,212,485)	(15,139,380)	(157,069)	(10,109)
52,544,766	30,976,666	(3,900,429)	18,236,099	2,129	(68)

37,121,570	104,290,097	29,883,718	47,889,651	1,363,339,076	18,435,351
—	2,000	36,496	112,090	—	—

11,857,597	9,487,836	7,207,913	15,066,623	157,066	10,061
284	9,308	4,486	9,725	—	—

(41,046,515)	(55,267,189)	(73,166,603)	(45,018,349)	(706,543,209)	(28,829,299)
(1,000)	(615,714)	(19,557)	(143,251)	—	—
7,931,936	57,906,338	(36,053,547)	17,916,489	656,952,933	(10,383,887)
60,476,702	88,883,004	(39,953,976)	36,152,588	656,955,062	(10,383,955)

659,590,575	570,707,571	397,322,481	361,169,893	20,667,346	31,051,301
$720,067,277	$659,590,575	$357,368,505	$397,322,481	$677,622,408	$20,667,346

$3,075,904	$8,907,575	$(582,305)	$(694,199)	$—	$—

3,295,576	10,038,584	3,142,280	5,193,338	1,363,404,264	18,435,351
1,062,509	919,364	762,711	1,627,842	157,066	10,061
(3,628,169)	(5,358,994)	(7,771,183)	(4,887,372)	(706,543,209)	(28,829,299)
729,916	5,598,954	(3,866,192)	1,933,808	657,018,121	(10,383,887)

—	192	3,800	11,845	—	—
25	906	465	1,029	—	—
(87)	(60,463)	(2,009)	(15,115)	—	—
(62)	(59,365)	2,256	(2,241)	—	—

Notes to Financial Statements	March 31, 2011 (unaudited)

1. Organization of the Funds

GE Institutional Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It currently comprises eleven investment funds (each a “Fund” and collectively the “Funds”) although only the following nine are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Core Value Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, International Equity Fund, Strategic Investment Fund, Income Fund and Money Market Fund. The Funds presently offer two classes of shares — the Investment Class and the Service Class. The Trust expects that most of the time, each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current prospectus of the Funds).

2. Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Trust:

Securities Valuation and Transactions.  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Repurchase Agreements  Some of the Funds engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objectives or policies. The Funds’ custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% for domestic securities and 105% for international securities of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Foreign Currency  Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other

Notes to Financial Statements	March 31, 2011 (unaudited)

assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Funds are subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds entered into derivative transactions to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments.

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or to hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

Options  Certain Funds purchase and write options, subject to certain limitations. The Funds invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund’s exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

When-Issued Securities and Forward Commitments Certain Funds purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal

Notes to Financial Statements	March 31, 2011 (unaudited)

to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts  Certain Funds enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds’ currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds’ financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds’ risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes in foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses  The Funds pay a “unitary fee” to GEAM equivalent to the Funds’ advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust’s independent Trustees, distribution and shareholder servicing fees, brokerage fees and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

Federal Income Taxes  The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3. Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the

Notes to Financial Statements	March 31, 2011 (unaudited)

measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 - Quoted prices for identical investments in active markets.

Level 2 - Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 - Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices, when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.

In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing vendors may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

The Funds use non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Funds‘ financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values

Notes to Financial Statements	March 31, 2011 (unaudited)

provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

All portfolio securities of the Money Market Fund and any short-term securities of sufficient credit quality held by any other Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost which approximates market value and these are included in Level 2.

A Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Funds could sell a portfolio security for the value established for it at any time and it is possible that the Funds would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

Notes to Financial Statements	March 31, 2011 (unaudited)

The following table presents each Fund’s investments measured at fair value on a recurring basis at March 31, 2011:

Fund	Investments	Level 1	Level 2	Level 3	Total

U.S. Equity Fund	Investments in Securities
	Common Stock	$590,518,132	$—	$—	$590,518,132
	Exchanged Traded Funds	11,484,226	—	—	11,484,226
	Other Investments		75,888	—	75,888
	Short-Term Investments	22,105,744	—	—	22,105,744

	Total Investments in Securities	$624,108,102	$75,888	$—	$624,183,990

	Other Financial Instruments
	Futures Contracts — Unrealized Appreciation	$312,502	$—	$—	$312,502

S&P 500 Index Fund	Investments in Securities
	Common Stock	$69,336,222	$—	$—	$69,336,222
	Other Investments	—	28,378	—	28,378
	Short-Term Investments	1,274,560	119,000	—	1,393,560

	Total Investments in Securities	$70,610,782	$147,378	$—	$70,758,160

	Other Financial Instruments
	Futures Contracts — Unrealized Appreciation	$12,549	$—	$—	$12,549

Core Value Equity Fund	Investments in Securities
	Common Stock	$186,294,557	$—	$—	$186,294,557
	Exchanged Traded Funds	3,514,048	—	—	3,514,048
	Other Investments	—	20,376	—	20,376
	Short-Term Investments	3,881,935	—	—	3,881,935

	Total Investments in Securities	$193,690,540	$20,376	$—	$193,710,916

	Other Financial Instruments
	Futures Contracts — Unrealized Appreciation	$59,250	$—	$—	$59,250

Premier Growth Equity Fund	Investments in Securities
	Common Stock	$271,296,881	$—	$—	$271,296,881
	Other Investments	—	146,136	—	146,136
	Short-Term Investments	5,242,121	—	—	5,242,121

	Total Investments in Securities	$276,539,002	$146,136	$—	$276,685,138

	Other Financial Instruments
	Futures Contracts — Unrealized Depreciation	$(39,039)	$—	$—	$(39,039)

Small-Cap Equity Fund	Investments in Securities
	Common Stock	$893,922,247	$—	$—	$893,922,247
	Other Investments	—	76,163	—	76,163
	Short-Term Investments	64,321,309	—	—	64,321,309

	Total Investments in Securities	$958,243,556	$76,163	$—	$958,319,719

	Other Financial Instruments
	Futures Contracts — Unrealized Appreciation	$429,380	$—	$—	$429,380

Notes to Financial Statements	March 31, 2011 (unaudited)

Fund	Investments	Level 1	Level 2	Level 3	Total
International Equity Fund	Investments in Securities
	Common Stock	$2,782,080,657	$—	$—	$2,782,080,657
	Preferred Stock	39,880,109	—	—	39,880,109
	Other Investments	—	212,998	—	212,998
	Short-Term Investments	97,334,437	—	—	97,334,437

	Total Investments in Securities	$2,919,295,203	$212,998	$—	$2,919,508,201

	Other Financial Instruments
	Futures Contracts — Unrealized Appreciation	624,575	—	—	624,575

Strategic Investment Fund	Investments in Securities
	Domestic Equity	$257,050,649	$—	$—	$257,050,649
	Foreign Equity	173,775,925	—	—	173,775,925
	U.S. Treasuries	—	56,835,898	—	56,835,898
	Agency Mortgage Backed	—	70,824,125	—	70,824,125
	Agency CMOs	—	4,576,498	134,599	4,711,097
	Asset Backed	—	2,803,946	—	2,803,946
	Corporate Notes	—	63,392,093	—	63,392,093
	Non-Agency CMOs	—	14,962,828	—	14,962,828
	Sovereign Bonds	—	2,780,469	—	2,780,469
	Municipal Notes and Bonds	—	1,332,794	—	1,332,794
	Exchange Traded Funds	11,383,939	—	—	11,383,939
	Preferred Stock	3,725,822	—	—	3,725,822
	Other Investments	—	896,888	—	896,888
	Short-Term Investments	95,268,565	—	—	95,268,565

	Total Investments in Securities	$541,204,900	$218,405,539	$134,599	$759,745,038

	Other Financial Instruments
	Futures Contracts — Unrealized Appreciation	$768,213	$—	$—	$768,213
	Futures Contracts — Unrealized Depreciation	(566,880)	—	—	(566,880)

	Total Other Financial Instruments	$201,333	$—	$—	$201,333

Income Fund	Investments in Securities
	U.S. Treasuries	$—	$82,531,765	$—	$82,531,765
	Agency Mortgage Backed	—	108,411,040	—	108,411,040
	Agency CMOs	—	9,162,166	452,519	9,614,685
	Asset Backed	—	2,969,879	—	2,969,879
	Corporate Notes	—	101,133,637	—	101,133,637
	Non-Agency CMOs	—	25,433,567	—	25,433,567
	Sovereign Bonds	—	6,817,617	—	6,817,617
	Municipal Notes and Bonds	—	3,113,241	—	3,113,241
	Other Investments	—	1,030,991	—	1,030,991
	Short-Term Investments	59,538,785	—	—	59,538,785

	Total Investments in Securities	$59,538,785	$340,603,903	$452,519	$400,595,207

	Other Financial Instruments
	Futures Contracts — Unrealized Appreciation	$31,376	$—	$—	$31,376
	Futures Contracts — Unrealized Depreciation	(325,548)	—	—	(325,548)

	Total Other Financial Instruments	$(294,172)	$—	$—	$(294,172)

Notes to Financial Statements	March 31, 2011 (unaudited)

Fund	Investments	Level 1	Level 2	Level 3	Total

Money Market Fund	Short-Term Investments
	U.S. Treasury	$—	$77,045,023	$—	$77,045,023
	U.S. Government Agency and Related	—	60,606,570	—	60,606,570
	Foreign Agency	—	5,853,540	—	5,853,540
	Commercial Paper	—	117,973,294	—	117,973,294
	Repurchase Agreements	—	120,110,000	—	120,110,000
	Certificates of Deposit	—	258,542,442	—	258,542,442
	Corporate Notes	—	10,337,308	—	10,337,308
	Supranational	—	8,173,000	—	8,173,000
	Time Deposit	—	10,124,915	—	10,124,915

	Total Short-Term Investments	$—	$668,766,092	$—	$668,766,092

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended March 31, 2011, within the Strategic Investment Fund:

Strategic Investment Fund	Agency CMOs	Non-Agency CMOs	Total
Balance at 09/30/10	$151,414	$5,297	$156,711
Accrued discounts/premiums	(11,128)	—	(11,128)
Realized gain (loss)	(22,142)	(103,860)	(126,002)
Change in unrealized gain (loss)	34,545	103,206	137,751
Net purchases (sales)	13,431	(170)	13,261
Net transfers in and out of Level 3	(31,521)	(4,473)	(35,994)

Balance at 03/31/11	$134,599	$—	$134,599

Change in unrealized appreciation relating to securities still held at 03/31/11	$34,545	$—	$34,545

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended March 31, 2011, within the Income Fund:

Income Fund	Agency CMOs	Asset Backed	Non-Agency CMOs	Total
Balance at 09/30/10	$515,123	$113,943	$130,991	$760,057
Accrued discounts/premiums	(171,986)	—	—	(171,986)
Realized gain (loss)	66,848	—	(112,159)	(45,311)
Change in unrealized gain (loss)	103,599	—	111,454	215,053
Net purchases (sales)	21,120	—	(201)	20,919
Net transfers in and out of Level 3	(82,185)	(113,943)	(130,085)	(326,213)

Balance at 03/31/11	$452,519	$—	$—	$452,519

Change in unrealized appreciation relating to securities still held at 03/31/11	$103,599	$—	$—	$103,599

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

Notes to Financial Statements	March 31, 2011 (unaudited)

4. Derivatives Disclosure

Shown below are the derivative contracts entered into by each Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of March 31, 2011.

	Asset Derivatives March 31, 2011			Liability Derivatives March 31, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)
GE Institutional U.S. Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	312,502	*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—
GE Institutional S&P 500 Index Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	12,549	*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—
GE Institutional Core Value Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	59,250	*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—
GE Institutional Premier Growth Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—		Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(39,039	)*
GE Institutional Small-Cap Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	429,380	*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—
GE Institutional International Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	624,575	*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—
GE Institutional Strategic Investment Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	675,176	*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(16,875	)*
Interest Rate Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	17,905	*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(212,418	)*
Foreign Currency Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	75,132	*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(337,587	)*
GE Institutional Income Fund
Interest Rate Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	31,377	*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(325,549	)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Notes to Financial Statements	March 31, 2011 (unaudited)

Shown below are the effects of derivative instruments on each Fund’s Statement of Operation, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures/Foreign Currency Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income ($)
GE Institutional U.S. Equity Fund
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	61,975,960/(45,751,301)	59,855	334,042
GE Institutional S&P 500 Index Fund
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	2,978,868/(6,144,673)	271,863	(42,381)
GE Institutional Core Value Equity Fund
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	19,192,481/(17,032,989)	149,631	48,703
GE Institutional Premier Growth Equity Fund
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	17,469,131/(23,351,196)	300,752	(143,624)
GE Institutional Small-Cap Equity Fund
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	102,082,860/(112,861,154)	4,525,794	(423,147)
GE Institutional International Equity Fund
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	430,434,463/(398,543,040)	2,114,243	797,012
GE Institutional Strategic Investment Fund
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	91,675,141/(106,042,188)	5,614,046	(278,583)
Interest Rate Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	269,187,489/(273,775,033)	1,037,178	(31,424)
Foreign Currency Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	18,725,530/(37,199,067)	(234,245)	(262,455)

Notes to Financial Statements	March 31, 2011 (unaudited)

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures/Foreign Currency Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income ($)
GE Institutional Income Fund
Interest Rate Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	532,858,890/(535,944,303)	1,716,547	50,860

5. Line of Credit

The Trust (excluding the S&P 500 Index Fund) shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The current revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly by GEAM and included in the “unitary fee” paid by the Funds. In addition, the Trust has a $100 million uncommited, unsecured line of credit with State Street.

Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points (0.50%) and would be borne by the borrowing

Fund. The maximum borrowing allowed by any one Fund is the lesser of (i) 33.33% of the Funds’ total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Trust during the period ended March 31, 2011.

6. Fees and Compensation Paid to Affiliates

Advisory and Administration Fees paid to GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

Fund	Average Daily Net Assets of Fund	Advisory and Administration Fees
U.S. Equity Fund	First $25 million	0.55%
Core Value Equity Fund	Next $25 million	0.45%
Premier Growth Equity Fund	Over $50 million	0.35%
S&P 500 Index Fund	All Assets	0.15%
Small-Cap Equity Fund	First $250 million	0.95%
	Next $250 million	0.90%
	Over $500 million	0.85%
International Equity Fund	First $25 million	0.75%
	Next $50 million	0.65%
	Over $75 million	0.55%
Strategic Investment Fund	First $25 million	0.45%
	Next $25 million	0.40%
	Over $50 million	0.35%
Income Fund	First $25 million	0.35%
	Next $25 million	0.30%
	Next $50 million	0.25%
	Over $100 million	0.20%

Notes to Financial Statements	March 31, 2011 (unaudited)

Fund	Average Daily Net Assets of Fund	Advisory and Administration Fees
Money Market Fund†	First $25 million	0.25%
	Next $25 million	0.20%
	Next $50 million	0.15%
	Over $100 million	0.10%

†	The Distribution and/or Service (12b-1) Fee may be voluntarily reduced by GE Investment Distributors, Inc. (the Fund’s principal distributor) on a temporary basis to the extent necessary to maintain a minimum annualized net yield of 0.00% for all share classes, but may return to its stated level at any time without prior notice. Further, to the extent necessary, GE Asset Management may voluntarily reduce its management fee to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary management fee reduction may be modified or discontinued by GE Asset Management at any time without prior notice. There can be no assurance that either of these fee reductions will be sufficient to avoid any loss

GEAM waives a portion of the Funds’ management fee in the amount equal to the management fee earned by GEAM with respect to the Funds’ investment in the GE Institutional Money Market Fund.

Distribution and Shareholder Servicing Fees  The Funds have adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund. Each Fund pays GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Funds’ principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rate applicable is 0.25% for Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

Trustee Compensation  The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statements of Operations. These fees are allocated pro rata across Funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Funds’ Statement of Additional Information).

7. Sub-Advisory Fees

For certain funds that have retained sub-advisers to manage all or a portion of the respective fund’s assets, GEAM pays each sub-adviser an investment sub-advisory fee out of the management fee that it receives from the respective fund. The investment sub-advisory fee is paid by GEAM monthly and is based upon the average daily net assets of the respective fund’s assets that are allocated to and managed by the sub-adviser. Each such sub-adviser is responsible for the day-to-day management of those assets of the Fund that is allocated to the sub-adviser, including the responsibility for making decisions to buy, sell or hold a particular security with respect to those assets. For their services, GEAM pays an investment sub-advisory fee to each of Palisade Capital Management, L.L.C. (Palisade), Champlain Investment Partners, LLC (Champlain), GlobeFlex Capital, LP (GlobeFlex), SouthernSun Asset Management, Inc. (SouthernSun) and Kennedy Capital Management, Inc. (Kennedy), sub-advisers to the Small-Cap Equity Fund, and SSgA Funds Management, Inc. (“SSgA FM”), sub-adviser to the S&P 500 Index Fund.

Notes to Financial Statements	March 31, 2011 (unaudited)

8. Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended March 31, 2011, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
U.S. Equity Fund	$—	$—	$242,053,844	$125,873,241
S&P 500 Index Fund	—	—	1,268,817	7,078,058
Core Value Equity Fund	—	—	77,736,725	36,271,801
Premier Growth Equity Fund	—	—	39,496,889	47,431,607
Small-Cap Equity Fund	—	—	233,637,359	218,918,183
International Equity Fund	—	—	575,980,478	738,019,278
Strategic Investment Fund	376,444,727	329,157,612	199,463,652	210,191,378
Income Fund	533,734,073	499,533,873	87,177,875	123,361,890

9. Income Taxes

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Funds’ net assets required under ASC 740. The Funds’ 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At March 31, 2011, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

	Cost of Investment for Tax Purposes	Gross Tax		Net Tax Appreciation / (Depreciation)
Fund		Appreciation	Depreciation

U.S. Equity Fund	$558,253,708	$73,250,037	$(7,319,755)	$65,930,282

S&P 500 Index Fund	66,787,685	9,642,937	(5,672,462)	3,970,475

Core Value Equity Fund	163,660,779	31,334,924	(1,284,787)	30,050,137

Premier Growth Equity Fund	235,695,732	46,564,912	(5,575,506)	40,989,406

Small-Cap Equity Fund	774,204,361	206,682,901	(22,567,543)	184,115,358

International Equity Fund	2,611,178,213	356,562,247	(48,232,259)	308,329,988

Strategic Investment Fund	703,301,526	64,984,278	(8,540,766)	56,443,512

Income Fund	397,077,951	8,883,055	(5,365,799)	3,517,256

Money Market Fund	668,766,092	—	—	—

Notes to Financial Statements	March 31, 2011 (unaudited)

As of September 30, 2010, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income:

Fund	Amount	Expires
U.S. Equity Fund	$11,263,750	09/30/17
	65,435,446	09/30/18
S&P 500 Index Fund	2,892,926	09/30/11
	4,879,386	09/30/12
	71,496	09/30/17
	21,982,025	09/30/18
Core Value Equity Fund	1,912,696	09/30/17
	5,849,819	09/30/18
Premier Growth Equity Fund	4,283,713	09/30/17
	14,979,518	09/30/18
Small-Cap Equity Fund	4,015,000	09/30/16
	45,208,141	09/30/17
	52,472,832	09/30/18
International Equity Fund	53,570,899	09/30/17
	290,763,620	09/30/18
Strategic Investment Fund	9,578,058	09/30/17
	50,338,501	09/30/18
Income Fund	2,459,545	09/30/17
	6,257,621	09/30/18
Money Market Fund	90	09/30/11
	18,664	09/30/17
	68	09/30/18

The amounts above will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Notes to Financial Statements	March 31, 2011 (unaudited)

Any net capital and currency losses incurred after October 31, within each Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2009 as follows:

Fund	Capital	Currency
U.S. Equity Fund	$5,944,295	$2,079
S&P 500 Index Fund	961,770	0
Core Value Equity Fund	0	0
Premier Growth Equity Fund	6,499,022	0
Small-Cap Equity Fund	0	0
International Equity Fund	147,817,160	0
Strategic Investment Fund	1,863,508	151,320
Income Fund	2,580,332	66,956
Money Market Fund	0	0

Distributions to Shareholders  The Income Fund and Money Market Fund declare net investment income dividends daily and pay them monthly. All other funds declare and pay dividends from net investment income annually. All funds declare and pay distributions annually from net realized capital gains in excess of capital loss carryforwards, if any. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include (but are not limited to) treatment of realized and unrealized gains and losses on forward foreign currency exchange contracts, paydown gains and losses on mortgage-backed securities, investments organized as partnerships for tax purposes, foreign taxes payable, investments in futures, distributions from Real Estate Investment Trust (REITs), losses deferred to offsetting positions, and losses deferred due to wash sale transactions.

The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 was as follows:

	Year ended September 30, 2010		Year ended September 30, 2009
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
U.S. Equity Fund	$5,430,387	$—	$6,877,854	$—
S&P 500 Index Fund	736,656	—	2,732,837	—
Core Value Equity Fund	2,115,473	—	1,669,948	1,632,147
Premier Growth Equity Fund	1,777,163	—	3,477,135	29,617,276
Small-Cap Equity Fund	2,326,416	—	4,498,047	—
International Equity Fund	50,152,349	—	59,198,231	170,915,690
Strategic Investment Fund	9,498,609	—	12,531,119	2,238,452
Income Fund	15,139,380	—	14,433,485	—
Money Market Fund	10,109	—	251,993	—

Notes to Financial Statements	March 31, 2011 (unaudited)

Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

Fund	Undistributed Net Investment Income	Accumulated Net Realized Loss
U.S. Equity Fund	$(949)	$949
S&P 500 Index Fund	(2,505)	2,505
Core Value Equity Fund	50	(50)
Premier Growth Equity Fund	—	—
Small-Cap Equity Fund	—	—
International Equity Fund	(475,466)	475,466
Strategic Investment Fund	(78,497)	78,497
Income Fund	(68,944)	68,944
Money Market Fund	—	—

10. Beneficial Interest

The number of shareholders each owning 5% or more of a fund are listed below. The total percentage of a fund held by such shareholders as well as the percentage of a fund held by certain direct and indirect wholly-owned subsidiaries of General Electric Company and their respective investment plans or benefits (“GE Affiliates”) at March 31, 2011 were:

	5% or Greater Shareholders
Fund	Number	% of Fund Held	% of Fund Held by GE Affiliates*
U.S Equity Fund	5	74%	23%
S&P 500 Index Fund	5	82%	5%
Core Value Equity Fund	7	88%	6%
Premier Growth Equity Fund	6	75%	0%
Small-Cap Equity Fund	1	90%	90%
International Equity Fund	3	65%	41%
Strategic Investment Fund	2	78%	78%
Income Fund	4	76%	50%
Money Market Fund	6	60%	60%

Investment activities of these shareholders could have a material impact on these funds.

*	Included in the 5% or Greater Shareholders percentage.

11. Significant Transaction

On February 4, 2011, assets in the amount of $580,043,541 were transferred in-kind from the GE Money Market Fund (currently known as the Highland Money Market Fund II), an affiliate of the Funds, to the GE Institutional Money Market Fund and is included in Proceeds from sale of shares on the Statement of Changes in Net Assets.

Advisory Agreement Approval	(unaudited)

The Board of Trustees of the GE Institutional Funds (the “Board”), including the independent Board members, considered and all those that were present unanimously approved the continuance of each of the Funds’ Investment Advisory and Administration Agreements with GE Asset Management Incorporated (“GEAM”); with respect to the S&P 500 Index Fund, the Investment Sub-Advisory Agreement with SSgA Funds Management, Inc. (“SSgA”), at meetings held on December 3 and December 10, 2010; and with respect to the Small-Cap Equity Fund, the Investment Sub-Advisory Agreements with each of the Fund’s sub-advisers, Palisade Capital Management, L.L.C. (“Palisade”), Champlain Investment Partners, LLC (“Champlain”) and GlobeFlex Partners, LP (“GlobeFlex”), at meetings held on December 3 and December 10, 2010.

The Board also was not asked to consider for renewal the Investment Sub-Advisory Agreements with SouthernSun Asset Management, LLC (“SouthernSun”) and Kennedy Capital Management (“Kennedy”) at this time since they were approved by the Board on July 30, 2010 and September 10, 2010, respectively, and each has an initial term of two years. They are expected to be reviewed during next year’s contract renewal process.

In considering all of these approvals, the Board members considered and discussed a substantial amount of information and analyses provided, at the Board’s request, by GEAM and each of the sub-advisers. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ a similar investment strategy as any of the Funds. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving each Fund’s advisory and sub-advisory agreements, as applicable, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or any of the sub-advisers were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to each Fund. Also in advance of the meetings, the Board members received from each of the sub-advisers a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to each sub-adviser’s business and the services it provides to the Small-Cap Equity Fund or the S&P 500 Index Fund, as applicable. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentations, to highlight material differences from the information presented in recent years.

During the meetings, the Board members also had an opportunity to discuss this information with GEAM managers, including senior executives and representatives from the legal, compliance and finance departments, and investment personnel. With respect to the S&P 500 Index Fund, the Board members also had an opportunity to hear presentations by representatives of SSgA during the meeting. With respect to the Small-Cap Equity Fund, the Board members had the opportunity to hear presentations by representatives of each of the sub-advisers at the meeting or during the past year. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

Advisory Agreement Approval	(unaudited)

In reaching their determinations relating to continuance of the Funds’ investment advisory and sub-advisory agreements, as applicable, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund on a fund-by-fund basis, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

The Nature, Extent and Quality of Services Provided.

The Board members reviewed the services provided by GEAM and each of the sub-advisers, in particular taking into account their extensive past experiences with GEAM, Palisade and SSgA. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; with respect to the sub-advised funds, effective processes used for overseeing sub-advisers; and with respect to the Small-Cap Equity Fund, effective processes used for overseeing multiple sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Funds; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Funds; (v) access to significant technological resources from which the Funds may benefit; and (vi) a favorable history and reputation. The Board members noted that the Funds represent only a small portion of the assets managed by GEAM, but benefit from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by each of the sub-advisers, the Board members focused on the favorable attributes of the sub-advisers relating to their respective investment philosophies and disciplines, experienced investment and trading personnel, systems and other resources, including research capabilities, and favorable histories and reputations.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and each of the sub-advisers continue to be satisfactory.

Investment Performance of the Funds and Sub-Advisers.

The Board members considered the investment performance of each of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indices and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and, in connection with the Small-Cap Equity Fund and the S&P 500 Index Fund, representatives of each of the sub-advisers at meetings held throughout the year, about each of their investment processes and performance results. These discussions focused on each Fund’s investment objective, GEAM’s asset allocation process (if applicable), the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and, in some instances, relative underperformance in certain periods. The Board also considered the Small-Cap Equity Fund’s multi-manager structure and how each sub-adviser’s approach to small cap investing fits within the Fund’s overall strategy. The Board members discussed GEAM’s investment approach with respect to each of the Funds, that the performance of the Funds generally is consistent with GEAM’s articulated long-term approach and overall investment philosophy and, if applicable, reasons for a Fund’s underperformance.

The Board, including the independent Board members, concluded that each Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost of the Services Provided and Profits Realized from the Relationships with the Funds.

The Board members considered the fees paid to GEAM by the Funds, as well as those paid to each of the

Advisory Agreement Approval	(unaudited)

sub-advisers by GEAM, and the cost of the services provided by GEAM and each of the sub-advisers. The Board members reviewed the information they had requested from GEAM and each of the sub-advisers concerning their profitability.

The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for each Fund. GEAM reviewed with the Board the Funds’ unitary fee structure where GEAM (and not the Funds) bears most of the Funds’ operating expenses, therefore affecting GEAM’s profitability. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Board members reviewed the assumptions and cost allocation methods used by each of the sub-advisers in preparing their respective profitability data.

Information was presented regarding the financial condition of GEAM and each of the sub-advisers for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. In connection with the Small-Cap Equity Fund, GEAM reviewed the services related to the allocation of assets among, and oversight of, multiple sub-advisers as a result of the Fund’s multi-manager structure. In connection with both the Small-Cap Equity Fund and the S&P 500 Index Fund, the Board noted that GEAM, and not the Fund, pays the sub-advisory fees to each of the sub-advisers out of its advisory fee. The Board members determined that GEAM and each of the sub-advisers should be entitled to earn a reasonable level of profits for the services they provide to the Funds. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that GEAM continues to make a substantial investment in fulfilling its obligations to the Funds and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and each of the sub-advisers from their relationship with the Funds was not unreasonable or excessive.

The Extent to Which Economies of Scale Would be Realized as each Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

The Board members considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of Fund investors. GEAM reviewed with the Board members that it generally charged comparatively lower fees to the Funds since inception, that all Funds (other than the S&P 500 Index Fund) are subject to breakpoints in their management fee and that GEAM (and not the Funds) bears most of the Funds’ operating expenses. Therefore, GEAM is already sharing the low-fee benefits of larger asset sizes. The Board members also considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Funds of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, generally lower Fund fees and payment of Fund operating expenses and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment.

Comparison of Services to be Rendered and Fees to be Paid.

The Board members discussed the services provided to the Funds by GEAM and each of the sub-advisers and the fees charged for those services, including, for the Small-Cap Equity Fund, the services required of GEAM to oversee multiple sub-advisers. The Board members reviewed information concerning the fee and expense ratios for each Fund and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that most of the Funds’ figures were generally below the applicable peer group averages or medians and, therefore, the Funds are generally charged a competitive rate in comparison to

Advisory Agreement Approval	(unaudited)

their peers. The Board also considered GEAM’s comparatively lower historical fee structure overall relative to advisers of other comparable industry peer group funds and noted that GEAM has generally foregone a higher rate of fee for most of the Funds since the inception of its relationship with the Funds.

In connection with each of the sub-advised Funds, the Board members reviewed the services provided to the Fund by each of the sub-advisers and the fees charged to GEAM for those services. They reviewed comparative fee information with respect to any comparable mutual fund or other client accounts managed by each of the sub-advisers.

The Board, including the independent Board members, concluded that, based on this information, the advisory fees and, with respect to the sub-advised Funds, the sub-advisory fees paid to each of the sub-advisers, were reasonable in relation to the services provided to the Funds.

Fall-Out Benefits.

The Board members considered actual and potential financial benefits that GEAM and each of the sub-advisers may derive from their respective relationships with the Funds, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that each Fund benefits from the vast array of resources available through GEAM, and that each Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of each Fund’s advisory agreement and, to the extent applicable, each subadvisory agreement was in the best interests of the Fund and its shareholders.

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.

Interested Trustees and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

Number of Portfolios in Fund Complex Overseen by Trustee    28

Other Directorships Held by Trustee    Chairman of the Board and President of GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Trustee of GE Volunteers since 1993; Director of GE Foundation, GE Asset Management (Ireland) Limited, since February 1999, Director, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Trustee and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee    28

Other Directorships Held by Trustee    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Director and Executive Vice President of GE Investments Funds, Inc. since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Senior Vice President and Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Eunice Tsang

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – 1 year

Principal Occupations(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Treasurer of GE Funds from January 2010 to February 2011; Financial Planning & Analysis Manager – Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Additional Information	(unaudited)

Non-Interested Trustees

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Trustee    20

Other Directorships Held by Trustee    Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University from 1989-1995 and 2001-2007 and Trustee emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; Director of Artes Medical from 2006-2008.

R. Sheldon Johnson

Address    c/o GEAM 3001 summer St. Stamford, CT 06905

Age    64

Positions(s) Held with Fund    Trustee

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Managing Director at Morgan Stanley & Co.,Inc. from 1988 to 2006; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006.

Number of Portfolios in Fund Complex Overseen by Trustee    20

Other Directorships Held by Trustee    Trustee of St. Lawrence University since 2003.

William J. Lucas

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified – 13 years. (No longer serves as Trustee effective November 4, 2010)

Principal Occupation(s) During Past 5 years      Retired since 2010, previously Vice President and Treasurer of Fairfield University from 1983 to 2010.

Number of Portfolios in Fund Complex Overseen by Trustee    29 (as of November 2010)

Other Directorships Held by Trustee    Director of GE Investments Funds, Inc. since 1997 and Trustee of GE Funds from 1993 to November 2010.

Additional Information	(unaudited)

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    74

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Trustee    20

Other Directorships Held by Trustee    Director of GE Investments Funds, Inc. since 1997; Trustee of St. Francis Hospital since 1980; and Trustee of GE Funds from 1993 to February 2011.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team	(unaudited)

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time.

David B. Carlson is the Chief Investment Officer – U.S. Equities at GE Asset Management. He co-manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson has served as the portfolio manager for the Premier Growth Equity Fund since the Fund’s commencement and began serving as a portfolio manager for the U.S Equity Fund effective May 2011. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for mutual fund portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Paul M. Colonna is the President and Chief Investment Officer – Fixed Income and a Director at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the Income Fund and has been responsible for the fixed income portion of the Strategic Investment Fund. Mr. Colonna became President – Fixed Income in March 2007. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

James C. Gannon is an Assistant Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the Money Market Fund since December 2000 and has also worked on the Interest Rates desk since 2007. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including Trade Operations Specialist in fixed income, and became an Assistant Portfolio Manager in February 2003.

Stephen V. Gelhaus is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management teams for the U.S. Equity Fund and for the Core Value Equity Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001 and became an associate portfolio manager for the Core Value Equity Fund in August 1999.

Greg Hartch is a Senior Vice President-Tactical Asset Allocation at GE Asset Management. He began serving as a portfolio manager to the Strategic Investment Fund effective January 2011. Mr. Hartch joined GE Asset Management in 2002 and has held various positions at GE Asset Management including Senior Vice President — Alternative Assets from 2002 — 2004, Director of Fixed Income Research from 2004 — 2007 and Managing Director — International Real Estate from 2007 to 2010.

William M. Healey is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the Income Fund since September 1997. Prior to joining GE Asset Management in 1996, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Brian Hopkinson is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the International Equity Fund since September 1997. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

Mark H. Johnson is a Senior Vice President of GE Asset Management and has been a member of the portfolio management team for the Income Fund since September 2007. Mr. Johnson joined GE in 1998 and GE Asset Management in 2002. Prior to joining GE Asset Management, Mr. Johnson held positions at insurance companies and public accounting firms.

Ralph R. Layman is the President and Chief Investment Officer – Public Equities and a Director at GE Asset Management. He manages the overall equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the International Equity Fund since the Fund’s commencement and has been responsible for the international equity portion of the Strategic Investment Fund since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for international investments,

Investment Team	(unaudited)

Portfolio Manager Biographies (continued)

became an Executive Vice President in 1992 and President – International Equities in March 2007.

Thomas R. Lincoln is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the U.S. Equity Fund and Strategic Investment Fund since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in U.S. equities. Mr. Lincoln became part of the investment management team for U.S. equities at GE Asset Management in 1997 and a portfolio manager for U.S Equities in 2003.

Michael E. Martini is a Vice President of GE Asset Management. He has served on the portfolio management team for the Money Market Fund since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm’s treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm’s money market/short-term desk.

Paul Nestro is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the International Equity Fund since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in domestic equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

Jonathan L. Passmore is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the International Equity Fund since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

Vita Marie Pike is a Senior Vice President of GE Asset Management. She has served on the portfolio management team for the Income Fund since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the U.S. Equity Fund since January 2001 and for the Core Value Equity Fund since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Michael J. Solecki is a Senior Vice President and Co-Chief Investment Officer –International Equities at GE Asset Management. He has served as a portfolio manager of the International Equity Fund since September 1997. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996 and Senior Vice President in 2000.

Diane M. Wehner is a Senior Vice President of GE Asset Management. She has been a portfolio manager of the Strategic Investment Fund since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

David Wiederecht is the President and Chief Investment Officer – Investment Strategies and a Director at GE Asset Management. He has served as a portfolio manager of the Small-Cap Equity Fund since September 2010 and began serving as portfolio manager to the Strategic Investment Fund effective January 2011. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director – Alternative Investments from 2004 to 2008, and President – Investment Strategies since 2008.

Investment Team	(unaudited)

Portfolio Manager Biographies (continued)

Portfolio Manager Biographies ( Sub-Advisers)

Karl A. Schneider, CAIA is a portfolio manager for the S&P 500 Index Fund. Mr. Schneider is a Vice President of SSgA FM and Head of U.S. Equity Strategies for the Global Equity Beta Solutions Team (GEBS), where in addition to overseeing the management of the U.S. equity index strategies, he also serves as a portfolio manager for a number of the group’s passive equity portfolios. Previously with GEBS, he served as a portfolio manager and product specialist for synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the SSgA Derivatives Committee. Prior to joining GEBS, Mr. Schneider worked as a portfolio manager in SSgA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined State Street in 1996. Mr. Schneider holds a BS in Finance and Investments from Babson College and also a MS in Finance from Boston College. He has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

John F. Tucker, CFA is a Portfolio Manager for the S&P 500 Index Fund. Mr. Tucker is a Managing Director of SSgA FM and Co-Head of Passive Equity Strategies in North America. He is responsible for overseeing the management of all equity index strategies and exchange traded funds managed in Boston and Montreal. He is a member of the Senior Management Group Previously, Mr.Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in the firm’s second largest investment center. Prior to joining the investment management group, he was the Operations Manger for SSgA’s International Structured Products group, where he was responsible for the operations staff and functions. He joined State Street in 1988. Mr. Tucker received a BA from Trinity College and a MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.

Jack Feiler is a portfolio manager for the Small-Cap Equity Fund and is President and Chief Investment

Officer – Private Wealth Management of Palisade. Mr. Feiler has over 40 years of investment experience and has served as the Chief Investment Officer at Palisade since the commencement of Palisade’s operations in April 1995. He has served as a portfolio manager of the Small-Cap Equity Fund since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.

Jeffrey M. Schwartz, CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Schwartz is a Senior Portfolio Manager and joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

Dennison T. (“Dan”) Veru is a portfolio manager for the Small-Cap Equity Fund. Mr Veru is Executive Vice President and Chief Investment Officer – Institutional, of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee and became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James Financial. Mr. Veru has been a frequent guest on CNBC, CNN, FOX and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992. Mr. Veru graduated from Franklin & Marshall College.

Scott T. Brayman, CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Brayman is the Managing Partner and Chief Investment Officer at Champlain and has more than 24 years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served

Investment Team	(unaudited)

Portfolio Manager Biographies (concluded)

as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

Robert J. Anslow, Jr., is a portfolio manager for the Small-Cap Equity Fund. Mr. Anslow is the Managing Partner and Chief Investment Officer responsible for all portfolio management and research activities at GlobeFlex and has more than 30 years of investment management experience. Prior to co-founding GlobeFlex in 1994, Mr. Anslow was a Director of the Systematic and Global Portfolio Management/Research Group at Nichlolas-Applegate Capital Management (“Nicholas-Applegate”) from 1986 to 1994, where he built the first systematic process for international investing. Prior to Nicholas-Applegate, Mr. Anslow was responsible for systematic portfolio management and research processes at two major investment institutions: the California Public Employee’s Retirement System (CalPERS) and BayBanks Investment Management of Boston.

Michael W. Cook, CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Cook, is the Chief Executive

Officer and Chief Investment Officer at SouthernSun responsible for all portfolio management activities for the firm and has more than 25 years of investment management experience, Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Front Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.

Frank Latuda, Jr., CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Latuda is a Vice President, Director and Chief Investment Officer of Kennedy as well as portfolio manager of Kennedy’s Small Cap Value I, Mid Cap Value, All Cap Value and SMID Cap Value separately-managed portfolios. As Chief Investment Officer, Mr. Latuda also serves as Chairman of Kennedy’s Investment Policy Committee. Mr. Latuda joined Kennedy as an equity analyst in 1997 and served as Director of Research from 1998 until 2000. He has been portfolio manager since October 2000, when he took over the Small Cap Value I portfolio. Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company. Mr. Latuda earned a B.S. in Electrical Engineering from the University of Notre Dame, as well as an M.S. in Electrical Engineering and an M.B.A. from the University of Illinois.

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Trustees

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

William J. Lucas**

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Eunice Tsang

Assistant Treasurers

Tatyana Begun†

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)††

Cheryl H. Beacock, Senior Vice President, Human Resources

George Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer – Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President – Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Trustee of the Trust effective April 1, 2011.
**	As of November 4, 2010, Mr. Lucas no longer serves as a Trustee of the Trust.
†	As of February 18, 2011, Ms. Begun no longer serves as an officer of the Company.
††	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

(unaudited)

M O R N I N G S T A R  R A T I N G  S TM  Through March 31, 2011

FUND (CATEGORY)	NUMBER OF FUNDS IN CATEGORY	STAR RATING
GE Institutional U.S. Equity Fund, Investment Class (Large Growth)
Overall Rating	1,697	*	**
3-year	1,697	*	**
5-year	1,602	*	**
10-year	1,302	*	***
GE Institutional U.S. Equity Fund, Service Class (Large Growth)
Overall Rating	1,697	*	**
3-year	1,697	*	**
5-year	1,602	*	**
10-year	1,302	*	***
GE Institutional Core Value Equity Fund, Investment Class (Large Blend)
Overall Rating	1,944	*	***
3-year	1,944	*	***
5-year	1,773	*	****
10-year	1,316	*	***
GE Institutional Core Value Equity Fund, Service Class (Large Blend)
Overall Rating	1,944	*	****
3-year	1,944	*	***
5-year	1,773	*	****
10-year	1,316	*	***
GE Institutional Premier Growth Equity Fund, Investment Class (Large Growth)
Overall Rating	1,697	*	**
3-year	1,697	*	**
5-year	1,602	*	**
10-year	1,304	*	**

Past performance is no guarantee of future results. ©2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morning Rating metrics. Ratings for other GE Institutional Funds or other classes of shares may be different. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The overall Morning RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics.

Before investing in a GE Institutional Fund, you should carefully consider the investment objectives, risks and charges and expenses of the Fund. For a free copy of a Fund’s prospectus, which contains this and other information, please visit our website at www.geam.com or call 1-800-242-0134. Please read the Fund prospectus carefully before you invest.

GE Investment Distributors, Inc., Member FINRA/SIPC, is a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the GE Institutional Funds.

THIS DOES NOT CONSTITUTE A PART OF THE FUNDS’ SHAREHOLDER REPORT

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

www.geam.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.geam.com;
and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC - information on the operation of the Public Reference
Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund’s website at
http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

This does not constitute a part of the Funds’ Shareholder Report	GEIN-2 (3/11)

ITEM 2.	CODE OF ETHICS.

Applicable only to an annual filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Applicable only to an annual filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Applicable only to an annual filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Applicable only to an annual filing.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Attached as part of ITEM 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Applicable only to Closed-End Management Investment Companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11.	CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

(a) Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Eunice Tsang as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INSTITUTIONAL FUNDS

By:	/S/ MICHAEL J. COSGROVE
Michael J. Cosgrove
Chairman, GE Institutional Funds

Date:	June 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ MICHAEL J. COSGROVE
Michael J. Cosgrove
Chairman, GE Institutional Funds

Date:	June 3, 2011

By:	/S/ EUNICE TSANG
Eunice Tsang
Treasurer, GE Institutional Funds

Date:	June 3, 2011

EXHIBIT INDEX

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.